UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Occidental Petroleum Corporation
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March 23 , 2010

Dear Stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to Occidental’s 2010 Annual Meeting of Stockholders, which will be held on Friday, May 7, 2010, at the Starlight Ballroom, The Fairmont Miramar Hotel, Santa Monica, California.

Attached are the Notice of Meeting and the Proxy Statement, which describes in detail the matters on which you are being asked to vote.  These matters include electing the directors, ratifying the selection of independent auditors, re-approving the material terms of performance goals for Section 162(m) awards under the 2005 Long-Term Incentive Plan, approving Occidental’s voluntary advisory proposal on executive compensation philosophy and practice, and transacting any other business that properly comes before the meeting, including any stockholder proposals.

Also enclosed are a Report to Stockholders, which discusses highlights of the year, and Occidental’s Annual Report on Form 10-K.  As in the past, at the meeting there will be a report on operations and an opportunity for you to ask questions.

Whether you plan to attend the meeting or not, I encourage you to vote promptly so that your shares will be represented and properly voted at the meeting.

Sincerely,

Ray R. Irani

Chairman and Chief Executive Officer

Occidental Petroleum Corporation
10889 Wilshire Boulevard, Los Angeles, California 90024

March 23 , 2010

Notice of Annual Meeting of Stockholders

To Our Stockholders:

Occidental's 2010 Annual Meeting of Stockholders will be held at 10:30 a.m. on Friday, May 7, 2010, in the Starlight Ballroom, The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California.

At the meeting, stockholders will act on the following matters:

1.	Election of directors;

2.	Ratification of selection of KPMG LLP as independent auditors;

3.	Re-approval of material terms of performance goals for Section 162(m) Awards under the 2005 Long-Term Incentive Plan to permit tax deduction;

4.	Advisory vote approving executive compensation philosophy and practice; and

5.	Consideration of other matters properly brought before the meeting, including stockholder proposals. The Board of Directors knows of seven stockholder proposals that may be presented.

These matters are described in detail in the Proxy Statement. The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4 and AGAINST Proposals 5, 6, 7, 8, 9, 10 and 11.

Stockholders of record at the close of business on March 15, 2010, are entitled to receive notice of, to attend and to vote at the meeting.

Whether you plan to attend or not, it is important that you read the Proxy Statement and follow the instructions on your proxy card to submit a proxy by mail, telephone or Internet. This will ensure that your shares are represented and will save Occidental additional expenses of soliciting proxies.

Sincerely,

Donald P. de Brier
Executive Vice President, General Counsel and Secretary

TABLE OF CONTENTS

General Information	1

Proposal 1: Election of Directors	2

Information Regarding the Board of Directors and its Committees	7

Compensation of Directors	10

Section 16(a) Beneficial Ownership Reporting Compliance	10

Security Ownership of Certain Beneficial Owners and Management	11

Executive Compensation	12

Compensation Discussion and Analysis	12

Compensation Committee Report	24

2009 Performance Highlights	25

Executive Compensation Tables	26

Summary Compensation Table	27

Grants of Plan-Based Awards	28

Outstanding Equity Awards at December 31, 2009	30

Option Exercises and Stock Vested in 2009	31

Nonqualified Deferred Compensation	32

Potential Payments Upon Termination or Change of Control	33

Proposal 2: Ratification of Independent Auditors	38

Audit and Other Fees	38

Report of the Audit Committee	38

Ratification of Selection of Independent Auditors	39

Proposal 3: Re-Approval of Material Terms of Performance Goals for Section 162(m) Awards Under the 2005 Long-Term Incentive Plan Pursuant to Tax Deduction Rules	39

Proposal 4: Advisory Vote Approving Executive Compensation Philosophy and Practice	40

Stockholder Proposals	40

Proposal 5: Elimination of Compensation Over $500,000 Per Year	41

Proposal 6: Policy to Separate Roles of Chairman and Chief Executive Officer	42

Proposal 7: Percentage of Stockholder Ownership Required to Call Special Meetings	43

Proposal 8: Report on Assessment of Host Country Laws	44

Proposal 9: Director Election Majority Vote Standard	45

Proposal 10: Report on Increasing Inherent Security of Chemical Facilities	46

Proposal 11: Policy on Accelerated Vesting in the Event of a Change in Control	47

Stockholder Proposals for the 2011 Annual Meeting of Stockholders	48

Nominations for Directors for Term Expiring in 2012	48

Annual Report	49

Exhibit A: Corporate Governance Policies and Other Governance Measures	A-1

Exhibit B: Performance Goals and Additional Information Regarding 2005 Long-Term Incentive Plan	B-1

Performance Goals	B-1

Summary Description of the 2005 Plan	B-1

Federal Income Tax Consequences	B-2

Specific Benefits	B-3

Securities Authorized for Issuance Under Equity Compensation Plans	B-4

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Occidental Petroleum Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders on May 7, 2010, and at any adjournment of the meeting. All numbers of shares and prices per share of Occidental common stock have been adjusted to give effect to the two-for-one stock split in August 2006.

important notice regarding the availability of proxy materials for the stockholder meeting to be held on may 7, 2010

This Proxy Statement and Occidental’s Annual Report on Form 10-K for the year ended December 31, 2009, are available on Occidental’s web site at www.oxypublications.com or by writing to the Communications and Public Affairs Department, Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024.

admission to the annual meeting

Attendance is limited to stockholders and one guest per stockholder. If you plan to attend the Annual Meeting in person and you are a stockholder of record, you must bring the admission ticket attached to your proxy or information card. If your shares are held in the name of a bank, broker or other holder of record and an admission ticket is not part of your voting instruction card, you will be admitted only if you have proof of ownership on the record date, such as a bank or brokerage account statement. In addition to your admission ticket or account statement, you may be asked to present valid picture identification, such as a driver's license or passport.

Cell phones and other electronic devices are not permitted in the meeting.

voting rights

This Proxy Statement and accompanying proxy card are being mailed beginning on or about March 23, 2010, to each stockholder of record as of March 15, 2010, which is the record date for the determination of stockholders entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the record date, Occidental had outstanding and entitled to vote 812,155,102 shares of common stock. A majority of outstanding shares must be represented at the Annual Meeting, in person or by proxy, to constitute a quorum and to transact business. You will have one vote for each share of Occidental’s common stock you own. You may vote in person at the Annual Meeting or by proxy. Proxies may be submitted by completing and mailing the proxy card, by telephone or Internet as explained on the proxy card. You may not cumulate your votes.

voting of proxies

The Board of Directors has designated Dr. Ray R. Irani, Mr. Aziz D. Syriani and Miss Rosemary Tomich, and each of them, with the full power of substitution, to vote shares represented by all properly executed proxies. The shares will be voted in accordance with the instructions on the proxy card. If no instructions are specified on the proxy card, the shares will be voted:

●	FOR all nominees for directors (see page 2);

●	FOR ratification of the independent auditors (see page 38);

●	FOR re-approval of material terms of performance goals for Section 162(m) awards under the 2005 Long-Term Incentive Plan (see page 39);

●	FOR advisory vote approving executive compensation philosophy and practice (see page 40 ); and

●	AGAINST Proposals 5, 6, 7, 8, 9, 10 and 11 (see page 41 ).

In the absence of instructions to the contrary, proxies will be voted in accordance with the judgment of the person exercising the proxy on any other matter presented at the Annual Meeting in accordance with Occidental's By-laws.

broker votes

If your shares are held in street name, under New York Stock Exchange Rules, your broker can vote your shares on Proposals 2, 3 and 4 but not with respect to the election of directors or the stockholder proposals (Proposals 1, 5, 6, 7, 8, 9, 10 and 11). If your broker does not have discretion and you do not give the broker instructions, the votes will be broker nonvotes, which will have the same effect as votes against the proposal.

vote required

The vote required to elect directors and to approve each proposal is described with each proposal.

voting results

The Report of Inspector of Elections will be included in a Current Report on Form 8-K and published on Occidental’s web site, www.oxy.com, within four business days following the Annual Meeting, both of which may be accessed through www.oxy.com or obtained by writing to the Communications and Public Affairs Department, Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024.

confidential voting

All proxies, ballots and other voting materials are kept confidential, unless disclosure is required by applicable law or expressly requested by you, you write comments on your proxy or voting instruction card, or the proxy solicitation is contested. Occidental’s confidential voting policy is posted on www.oxy.com and may also be obtained by writing to Occidental’s Corporate Secretary, 10889 Wilshire Boulevard, Los Angeles, California 90024.

revoking a proxy or changing your vote

You may revoke your proxy or change your vote before the Annual Meeting by filing a revocation with the Corporate Secretary of Occidental, by delivering to Occidental a valid proxy bearing a later date or by attending the Annual Meeting and voting in person.

solicitation expenses

Expense of this solicitation will be paid by Occidental. Morrow & Co., Inc. has been retained to solicit proxies and to assist in the distribution and collection of proxy material for a fee estimated at $16,500 plus reimbursement of out-of-pocket expenses. Additionally, Laurel Hill Advisory Group has been retained to provide advice with respect to current developments in proxy issues. Occidental also will reimburse banks, brokers, nominees and related fiduciaries for the expense of forwarding soliciting material to beneficial owners of its common stock. In addition, Occidental's officers, directors and regular employees may solicit proxies but will receive no additional or special compensation for such work.

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to Occidental’s By-laws, although directors, other than first-time nominees, are elected by a plurality of votes, an incumbent director who receives a greater number of votes “against” his or her election than votes “for” in an uncontested election (a “Majority Against Vote”) must tender his or her resignation. Directors who are first-time nominees are elected by a majority of votes. The Corporate Governance, Nominating and Social Responsibility Committee (“Nominating Committee”) will consider the resignation and possible responses to it based on the relevant facts and circumstances, and make a recommendation to the Board of Directors. The Board of Directors must act on the Nominating Committee’s recommendation within 90 days following certification of the stockholder vote by the Inspector of Elections. Any director who tenders his or her resignation pursuant to such By-law provision cannot participate in the Nominating Committee’s recommendation or Board of Directors’ action regarding whether to accept the resignation. The Board of Directors will disclose promptly its decision-making process and its decision as to whether to accept or reject the director’s resignation in a Form 8-K filed with the Securities and Exchange Commission.

Unless you specify differently on the proxy card, proxies received will be voted FOR Spencer Abraham, John S. Chalsty, Stephen I. Chazen, Edward P. Djerejian, John E. Feick, Carlos M. Gutierrez, Dr. Ray R. Irani, Irvin W. Maloney, Avedick B. Poladian, Rodolfo Segovia, Aziz D. Syriani, Rosemary Tomich and Walter L. Weisman to serve for a one-year term ending at the 2011 Annual Meeting, but in any event, until his or her successor is elected and qualified, unless ended earlier due to his or her death, resignation, disqualification or removal from office. The Nominating Committee and the Board of Directors have waived the retirement age requirement with respect to Messrs. Chalsty and Maloney and Dr. Irani, and have requested that Messrs. Chalsty and Maloney and Dr. Irani serve an additional term. In the event any nominee should be unavailable at the time of the meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

Mr. Ronald W. Burkle, a member of the Dividend Committee, is not standing for re-election as a director.

The following biographical information is furnished with respect to each of the nominees for election at the 2010 Annual Meeting, together with a discussion of each nominee's experience, qualifications and attributes or skills that led to the conclusion that such person should serve as a director.

The Board of Directors recommends a vote FOR all of the nominees.

SPENCER ABRAHAM, 57

Director since 2005

Member of the Charitable Contributions Committee, Environmental, Health and Safety Committee, and Executive Compensation and Human Resources Committee (Chair)

Secretary Abraham is Chairman and Chief Executive Officer of The Abraham Group, an international strategic consulting firm based in Washington, D.C. Since 2005, he has been a distinguished visiting fellow at the Hoover Institution, a public policy research center headquartered at Stanford University devoted to the study of politics, economics and political economy as well as international affairs. He represented Michigan in the United States Senate prior to President Bush selecting him as the tenth Secretary of Energy in U.S. history. During his tenure at the Energy Department from 2001 through January 2005, he developed policies and regulations to ensure the nation's energy security, was responsible for the U.S. strategic petroleum reserves, oversaw domestic oil and gas development policy and developed relationships with international governments, including members of the Organization of the Petroleum Exporting Countries. Secretary Abraham's nearly two decades of service at the highest levels of domestic and international policy and politics shaped the insights he brings to Occidental's Board of Directors. Secretary Abraham holds a Juris Doctor degree from Harvard Law School. Secretary Abraham also is a director of ICx Technologies and serves as the non-executive chairman of AREVA, Inc., the U.S. subsidiary of the French-owned nuclear company. He also serves on the boards or advisory committees of several private companies: C3, Deepwater Wind, PetroTiger, Green Rock Energy, Duet India Infrastructure Ltd. and MPE. Secretary Abraham is a trustee of the Churchill Center.

Qualifications: As a former U.S. Senator and former U.S. Secretary of Energy who directed all aspects of the country’s energy strategy, Secretary Abraham provides the Board unique insight into public policy and energy-related issues. In addition, Secretary Abraham is a Harvard-trained attorney who, while directing the Energy Department, oversaw a budget of nearly $24 billion (FY 2005) and was responsible for the management of senior department personnel. Secretary Abraham’s legal training, and his government service managing complex policy, personnel and strategic issues provide Occidental with exceptional knowledge and perspective in areas including health, environment and safety, strategy and policy, personnel management and community relations.

JOHN S. CHALSTY, 76

Director since 1996

Member of the Audit Committee, Corporate Governance, Nominating and Social Responsibility Committee, Dividend Committee, Executive Committee, Executive Compensation and Human Resources Committee, and Finance and Risk Management Committee (Chair)

Mr. Chalsty is a principal and Chairman of Muirfield Capital Management LLC, an asset management firm. Before joining Muirfield in 2002, he served as Senior Advisor to Credit Suisse First Boston during 2001; was Chairman of Donaldson, Lufkin & Jenrette, Inc. (DLJ), an investment banking firm, from 1996 through 2000; and served as its President and Chief Executive Officer from 1986 to 1996. After graduating from Harvard Business School, he went to work in 1957 for Standard Oil Company of New Jersey (now ExxonMobil) in the United States and Europe, before joining DLJ in 1969 as an oil analyst. In addition to leading investment firms, he was vice chairman of the New York Stock Exchange (NYSE), past president of the New York Society of Security Analysts and Director of the Financial Analysts Federation. Mr. Chalsty is a Trustee Emeritus of Columbia University and Director of Lincoln Center Theatre.

Qualifications: Mr. Chalsty has extensive experience and a distinguished career in the financial services and oil and gas industries. Mr. Chalsty has been a successful investment executive, having run one of America’s most highly regarded investment banking firms. As a Harvard Business School-trained executive, he is a recognized financial strategic counselor and investor, having served as Vice Chairman of the NYSE; and as a former oil company and independent financial analyst. This experience demonstrates his qualifications to be one of Occidental’s audit committee financial experts. Mr. Chalsty’s combination of oil and gas industry experience and management expertise, coupled with his financial market insight, bring exceptional acumen to the Board.

STEPHEN I. CHAZEN, 63

Nominee

Mr. Chazen has been the President and Chief Financial Officer of Occidental Petroleum Corporation since 2007. Prior to being named President and Chief Financial Officer, Mr. Chazen was CFO and Senior Executive Vice President from 2004 to 2007, CFO and Executive Vice President-Corporate Development from 1999 to 2004, and Executive Vice President-Corporate Development from 1994 to 1999. Prior to joining Occidental, Mr. Chazen was a Managing Director and Head of Corporate Finance at Merrill Lynch. Mr. Chazen has been a member of the boards of Lyondell Chemical Company, Premcor Inc. and Washington Mutual, Inc. Mr. Chazen holds a Ph.D. in Geology from Michigan State University, a master’s degree in Finance from the University of Houston and a bachelor’s degree in Geology from Rutgers College.

Qualifications: Mr. Chazen has implemented the company’s acquisition and divestiture strategy, which has been a key feature in Occidental’s transformation into a major oil and gas company. As CFO, he has been responsible for the overall financial management of the company and, as President, he has had significant operational management responsibilities. Additionally, Mr. Chazen has been a successful executive in the financial services industry. This financial and management expertise, coupled with his more than thirty years of experience in the oil and gas industry, demonstrate the valuable expertise and perspective that he brings to the Board.

EDWARD P. DJEREJIAN, 71

Director since 1996

Member of the Charitable Contributions Committee, Corporate Governance, Nominating and Social Responsibility Committee, and Environmental, Health and Safety Committee

Ambassador Djerejian is the founding Director of the James A. Baker III Institute for Public Policy at Rice University. His career in public service has spanned the administrations of U.S. Presidents Ronald Reagan, George H.W. Bush and William J. Clinton. During the Reagan Administration, he served as Deputy Assistant Secretary of Near Eastern and South Asian Affairs, as Deputy Chief of the U.S. mission to the Kingdom of Jordan and as Special Assistant to the President and Deputy Press Secretary for Foreign Affairs in the White House. He served as the U.S. Ambassador to the Syrian Arab Republic from 1988 to 1991 under Presidents Reagan and Bush, and then served Presidents Bush and Clinton as Assistant Secretary of State for Near Eastern affairs from 1991 to 1993. President Clinton named him U.S. Ambassador to Israel in 1993. Ambassador Djerejian was a Senior Advisor to the Iraq Study Group, a bipartisan panel mandated by the Congress to assess the current and prospective situation in Iraq in 2006. Ambassador Djerejian is a director of Baker Hughes, Inc., where he is a member of the governance and compensation committees, and Global Industries, Ltd, where he is Chairman of the Governance Committee.

Qualifications: Ambassador Djerejian is a leading expert on the complex political, security, economic, religious and ethnic issues of the Middle East. His experience brings valuable insight that enhances the Board's ability to assess operations and business opportunities in the company’s important Middle East/North Africa region. Throughout his career, he has developed an in-depth knowledge of the political and economic landscape in the United States and in the Middle East, and expertise in foreign policy, geopolitics of energy and corporate governance. He serves on several public and nonprofit boards.

JOHN E. FEICK, 66

Director since 1998

Member of the Audit Committee, Dividend Committee, Environmental, Health and Safety Committee, Executive Committee, and Finance and Risk Management Committee

Mr. Feick is the Chairman and a major stockholder of Matrix Solutions Inc., a provider of environmental remediation and reclamation services. He also serves as Chairman and a partner in Kemex Engineering Services, Ltd., which offers engineering and design services to the petrochemical, refining and gas processing industries. From 1984 to 1994, Mr. Feick was President and Chief Operating Officer of Novacor Chemicals, a subsidiary of Nova Corporation. He serves on the Board of Directors of Fort Chicago Energy Partners LP, of which he is Chairman of the Compensation Committee and a member of the Governance Committee, as well as on the Board of Directors of Graham Construction.

Qualifications: Mr. Feick possesses a deep understanding of both the oil and gas and chemicals industries along with broad experience in environmental compliance and remediation. As President and Chief Operating Officer of NOVA Chemicals, he was responsible for the company's investments and operations and established the company as a leader in plant reliability, utilization rates, occupational health and safety, and environmental performance in North America. In addition, Mr. Feick has served as chairman of a company specializing in environmental services and led an oil and gas and petrochemicals specialty engineering firm. In addition to industry knowledge and expertise, Mr. Feick’s experience brings the Board exceptionally valuable insight into the environmental, health and safety area.

CARLOS M. GUTIERREZ, 56

Director since 2009

Member of the Environmental, Health and Safety Committee, and Finance and Risk Management Committee

Secretary Gutierrez is the Chairman of the Global Political Strategies division of APCO Worldwide Inc., a global communications and public affairs consulting firm based in Washington, D.C. From February 2005 to January 2009, Secretary Gutierrez served as head of the U.S. Department of Commerce under President George W. Bush. Prior to his government service, Secretary Gutierrez was with the Kellogg Company for 30 years. He became Kellogg's President in 1999 and was Chairman of the Board from 2000 to 2005. He is a member of the boards of United Technologies, Corning Incorporated and Lightning Science Group. In addition to serving on the Board of Trustees of the Woodrow Wilson International Center for Scholars and the University of Miami, Secretary Gutierrez is a visiting scholar at the Institute for Cuban and Cuban-American Studies at the University of Miami and a member of the board of ImmigrationWorks USA, an organization dedicated to achieving comprehensive immigration reform.

Qualifications: Secretary Gutierrez’s highly successful service as President and Chairman of Kellogg Company provides him deep insight into the complex challenges faced by a growing organization in a highly competitive business environment. Additionally, his experience as U.S. Secretary of Commerce provides the Board exceptional knowledge and insight into the complex environment of international commerce. Secretary Gutierrez brings valuable business management and operational experience, international commerce and experienced global economic perspective to the Board.

DR. RAY R. IRANI, 75

Director since 1984

Member of the Dividend Committee and Executive Committee (Chair)

Dr. Ray R. Irani has been Chairman and Chief Executive Officer of Occidental Petroleum Corporation since 1990 and held the additional title of President from 2005 to 2007. He has been a Director of the company since 1984, and served as President and Chief Operating Officer of Occidental from 1984 to 1990. Dr. Irani joined the company in 1983 as Chairman and Chief Executive Officer of Occidental Chemical Corporation. He served as Chairman of the Board of Canadian Occidental Petroleum Ltd. (now Nexen Inc.) from 1987 to 1999. Prior to working for Occidental, Dr. Irani was President, Chief Operating Officer and a Director of Olin Corporation. Dr. Irani is a director of the American Petroleum Institute and serves on the boards of directors of The TCW Group and Wynn Resorts. He is a Trustee of the University of Southern California and Chairman of USC’s Board Personnel Committee, and Vice Chairman of the Board of the American University of Beirut.

Qualifications: Since becoming Chairman and Chief Executive Officer of Occidental Petroleum Corporation in 1990, Dr. Irani has built Occidental into the fourth-largest oil and gas company in the United States, based on equity market capitalization. His distinguished professional, educational and career experience led him to transform Occidental from a conglomerate of unrelated business entities into a major oil and gas and chemical company and, as described below beginning on page 17, he continues to motivate superior performance. Dr. Irani has developed extensive personal relationships with government leaders throughout the Middle East/North Africa and across the world. Under his leadership, Occidental has earned respect for its integrity, acuity and capabilities, creating opportunities for growth in the company’s core regions.

IRVIN W. MALONEY, 79

Director since 1994

Member of the Audit Committee, Charitable Contributions Committee, and Executive Committee

From 1992 until 1998, Mr. Maloney was President and Chief Executive Officer of Dataproducts Corporation, which designs, manufactures and markets printers and supplies for computers. He joined Dataproducts in 1988 and was elected President and Chief Operating Officer in October 1991. Mr. Maloney previously served for three years as an Executive Vice President of Contel Corporation and President of Contel's information systems sector; was General Manager of Harris Corporation's customer support and national accounts divisions; and spent 27 years in various management positions with IBM, including Vice President of Western Field Operations. He was affiliated with the Center for Corporate Innovation.

Qualifications: Mr. Maloney’s extensive leadership and career with innovative companies in the technology sector provide the Board valuable expertise and perspective applicable to Occidental’s employment of complex technology applications in its worldwide operations. Mr. Maloney’s business management experience at large companies also provides valuable insight into fiscal management, personnel issues and effective community relations strategies. This experience provides him perspective that is valuable in helping to guide the development of forward-thinking policies that further Occidental’s strategic business goals, leading to outstanding performance.

AVEDICK B. POLADIAN, 58

Director since 2008

Member of the Audit Committee, Executive Compensation and Human Resources Committee, and Finance and Risk Management Committee

Mr. Poladian is Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc., a diversified national real estate company active in commercial, residential and hospitality property investment, management and development. In this role, Mr. Poladian oversees human resources, risk management, construction, finance and legal functions across the firm. Mr. Poladian previously served as Executive Vice President, Chief Financial Officer and Chief Administrative Officer for Lowe from 2003 to 2006. Mr. Poladian was with Arthur Andersen from 1974 to 2002 and is a certified public accountant (inactive). He is a past member of the Young Presidents Organization, the Chief Executive Organization, the California Society of CPAs and the American Institute of CPAs. Mr. Poladian is a director of the YMCA of Metropolitan Los Angeles and a former Trustee of Loyola Marymount University. He serves as a director of Western Asset Funds (Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc.). He was a director of California Pizza Kitchen through May 2008.

Qualifications: As a certified public accountant with extensive business experience, Mr. Poladian qualifies as one of Occidental’s audit committee financial experts and provides the Board expert perspective in financial management and analysis. Having served in a senior management position at one of the world’s leading accounting firms, combined with his experience as Chief Operating Officer and Chief Financial Officer of a diversified real estate company, Mr. Poladian has deep knowledge of key business issues, including personnel and asset utilization, in addition to all aspects of fiscal management.

RODOLFO SEGOVIA, 73

Director since 1994

Member of the Charitable Contributions Committee, Corporate Governance, Nominating and Social Responsibility Committee, Environmental, Health and Safety Committee (Chair), Executive Committee, Executive Compensation and Human Resources Committee, and Finance and Risk Management Committee

Mr. Segovia is a Director and serves on the Executive Committee of Inversiones Sanford, a diversified investment group with emphasis in specialty chemicals and plastics, with which he has been affiliated since 1965. He is a former President of the Colombian national oil company (Ecopetrol) and President and Chief Executive Officer of Polipropileno del Caribe, S.A., a manufacturer of polypropylene. He was a Senator of the Republic of Colombia from 1990 to 1993 and the Minister of Public Works and Transportation from 1985 to 1986. He was President of Empresa Colombiana de Petroleos from 1982 to 1985 and prior to that spent 17 years with Petroquimica Colombiana, S.A. in a number of management positions, including President. Mr. Segovia is a Trustee of the University of Andes and serves on the Global Council of Lehigh University, where he was a visiting professor. While a scholar and resident at Lehigh, he presented a public address entitled “The Oxy Story: From the Brink to Excellence.” He is a member of the Colombian Academy of History. Mr. Segovia is a recipient of the Colombia Distinguished Engineers Award and the Order of Merit of the French Republic.

Qualifications: As former President of Colombia’s national oil company and with extensive expertise in the chemicals industry, Mr. Segovia provides the Board strategic insight into the management and acquisition strategies of both Occidental's oil and gas and chemicals businesses. His extensive experience as a former lawmaker and distinguished business leader in Colombia includes management leadership of large organizations specializing in petrochemicals. Mr. Segovia provides the Board valuable insight and counsel on issues and strategy in the Americas region, where Occidental has significant oil and gas operations, as well as significant insight gained from his financial management, policy, environmental and social issues management expertise in both the private and public sector.

AZIZ D. SYRIANI, 67

Director since 1983

Lead Independent Director since 1999

Member of the Audit Committee (Chair), Corporate Governance, Nominating and Social Responsibility Committee, Dividend Committee, and Executive Committee

Mr. Syriani is President and Chief Executive Officer of The Olayan Group, a global, diversified trading, services and investment organization that operates more than 40 businesses and financial enterprises. He has been with The Olayan Group since 1974 and helped it become one of the world's largest privately held companies, in terms of shareholder equity. Mr. Syriani was named President and Chief Operating Officer in 1978 and Chief Executive Officer in 2002. Born in Lebanon, Mr. Syriani received an accounting degree from the American University of Beirut, followed by French and Lebanese law degrees in 1965 from the University of St. Joseph, an affiliate of the University of Lyon. Following five years of legal practice in Beirut, he obtained his LL.M. degree from Harvard Law School in 1972. He practiced law in New York and Beruit before joining The Olayan Group. From 1974-1976 he served on the Board of American Express Middle East Development Company, the Lebanese subsidiary of American Express. Mr. Syriani is a director of The Credit Suisse Group, where he was Chairman of the Audit Committee from April 2002 until April 2004, and since April 2004 has been Chairman of its Compensation Committee.

Qualifications: Mr. Syriani's experience both leading and serving on the board of successful global organizations brings broad and extensive international business and corporate governance acumen to the Board and, in particular, to his role as Lead Independent Director. With extensive experience as President and CEO of one of the world’s leading trading, services and investment organizations, directing all aspects of its business, Mr. Syriani provides unique global market insight to the Board. Mr. Syriani’s educational and professional experience in the Middle East/North Africa, the Americas and Europe, his Harvard legal training, and his broad experience in business organization leadership provide the Board a knowledgeable, acculturated global perspective that helps to effectively shape Occidental’s worldwide growth and governance strategies.

ROSEMARY TOMICH, 72

Director since 1980

Member of the Audit Committee, Charitable Contributions Committee (Chair), Corporate Governance, Nominating and Social Responsibility Committee (Chair), Environmental, Health and Safety Committee, Executive Committee, and Executive Compensation and Human Resources Committee

Miss Tomich is owner of the Hope Cattle Company and the A. S. Tomich Construction Company. Additionally, she is Chairman of the Board of Directors and Chief Executive Officer of Livestock Clearing, Inc. and was a founding Director of the Palm Springs Savings Bank. Miss Tomich serves on the Advisory Board of the University of Southern California Marshall School of Business and the Board of Councillors for the College of Letters, Arts and Sciences at the University of Southern California and is a Trustee Emeritus of the Salk Institute.

Qualifications: Miss Tomich’s experience in the construction and commodity-based arenas, as well as in the social cause arena, give her insight into matters critical to asset development, corporate governance and human relations strategy, policy and practice. Miss Tomich's extensive experience as an ardent advocate for community, social, minority and women’s causes has contributed to the Board an important perspective and understanding that is highly valued in today’s business environment. Occidental also benefits from the keen insights gained from Miss Tomich’s service on the boards of social, cultural and educational institutions, which enables her to provide strategic counsel to the Board on governance and human relations policies.

WALTER L. WEISMAN, 74

Director since 2002

Member of the Audit Committee, Corporate Governance, Nominating and Social Responsibility Committee, Dividend Committee, Environmental, Health and Safety Committee, and Finance and Risk Management Committee

Mr. Weisman was Chairman and Chief Executive Officer of American Medical International, a multinational hospital firm, until his retirement in 1998. Since then, Mr. Weisman has used his expertise in leading a global company to guide his private investments, volunteer activities and service on numerous business and non-profit boards of directors. Mr. Weisman is a Board Director of Fresenius Medical Care AG, for which he chairs the Audit and Corporate Governance Committee. He also is Chairman of the Board of the Sundance Institute and a Senior Trustee of the Board of Trustees of the California Institute of Technology, where he serves on a number of committees, including the Institute's Oversight Committee for the Jet Propulsion Laboratory. He previously served as Chairman of Maguire Properties Inc., an owner, developer and manager of office properties in Southern California, and is a past Chairman of the Los Angeles County Museum of Art, on which he continues to serve as a Life Trustee.

Qualifications: As a former chairman and Chief Executive Officer, Mr. Weisman has expertise in corporate resource maximization and a depth of understanding in governance, financial management, risk management and health-related matters. In addition, the Board benefits from Mr. Weisman’s experience as a trustee of respected business, educational, intellectual and community service organizations. This provides added perspective into strategic business issues and maintaining entrepreneurial spirit, while focusing on people, profit and performance.

Information Regarding The Board Of Directors And Its Committees

board leadership structure – In 1999, in an effort to strengthen and improve corporate governance, the Board of Directors restructured Occidental’s Board leadership, which restructuring included implementation of a number of important new corporate governance policies, principles and guidelines. These changes were intended to improve the performance of Occidental by taking advantage of the collective skills and experience of Occidental’s directors and officers. A Lead Independent Director position was added alongside the existing position of Chairman/Chief Executive Officer. Among other things, the new corporate governance policies, principles and guidelines established a Corporate Governance, Nominating and Social Responsibility Committee, required that all members of the Corporate Governance, Nominating and Social Responsibility Committee, the Audit Committee and the Executive Compensation and Human Resources Committee be independent directors, and required that the Board meet in executive session with no management directors present at least once each year.

Over the ensuing eleven years, the Board has found that this structure and these policies functioned extremely well in strengthening Board leadership, fostering cohesive decision-making at the Board level, solidifying Director collegiality, improving problem solving and enhancing strategy formulation and implementation. All these factors facilitated the outstanding performance of the Company over this period. From 2000 through 2009, Occidental’s total cumulative stockholder return exceeded that of its peer group companies by more than 400%.

The Chairman/Chief Executive Officer position and Lead Independent Director position are carefully defined and well designed. The Board sets the company’s strategy and goals, so the Chairman of the Board must be an integral part of that process, and he can provide strategic guidance to the Board by virtue of his role as Chief Executive Officer. As Chief Executive Officer, he is able to, and does, provide comprehensive reports on current issues and operations to the Board at virtually every Board meeting, while helping the Board to set, adjust and align short and long term business strategies and goals. The Chief Executive Officer is responsible for implementing Occidental’s strategy and for achieving goals set by the Board. Since the Board frequently reviews, evaluates and discusses the company’s performance, efficiencies are gained by having a combined role. The combined role also alleviates internal inefficiencies that would be likely to occur if the roles were separated, and separation of the roles would divert management focus and harm performance.

The role of the Lead Independent Director is to evaluate, along with the members of the Executive Compensation and Human Resources Committee and the full Board, the performance of the Chief Executive Officer, and to funnel to the Chief Executive Officer the views of the independent directors and the Board committees. In doing so, the Lead Independent Director provides liaison between the Board and the Chairman/Chief Executive Officer, thereby giving guidance to the Chief Executive Officer in meeting the objectives set by the Board, and monitoring compliance with corporate governance policies. Additionally, the Lead Independent Director serves as a liaison between the Board and stockholders. The Lead Independent Director has participated in meetings with institutional stockholders to better understand their views on Occidental. He has the authority to call meetings of the independent directors and chairs executive sessions of the Board at which no members of management are present. These meetings are intended to provide the Lead Independent Director with information that he can use to help the Chairman/Chief Executive Officer function in the most effective manner.

The third key component of Board leadership is the role of the Board committees. The Board has divided oversight functions among eight committees, which have on average six Board members, and most of which meet at least five times each year and cover an extensive agenda. These committees regularly report back to the full Board with specific findings and recommendations in their areas of oversight and liaise regularly with the Lead Independent Director.

board role in risk oversight – The Board’s role in risk oversight recognizes the multifaceted nature of risk management. It is a control and compliance function, but it also involves strategic considerations in normal business decision making. It covers legal and regulatory matters, finance, security, safety and health and environmental concerns. The Board has created and empowered several Board committees which are involved in aspects of risk oversight.  These committees review and monitor risk management and greatly expand the Board’s oversight role in these areas. Four Board committees, the Audit Committee, the Corporate Governance, Nominating and Social Responsibility Committee, the Environmental Health and Safety Committee and the Finance and Risk Management Committee, all composed entirely of independent directors, are each integral to the control and compliance aspects of risk oversight by the Board. Each of these committees meets regularly with management to review, as appropriate, compliance with existing policies and procedures and to discuss changes or improvements that may be required or desirable. Each of the committees with risk oversight responsibilities meets at least as often as the full Board and always when the full Board meets. This ensures that each committee has adequate time for in-depth review and discussion of all matters associated with each committee’s area of responsibility. After the committee meetings, each committee reports to the Board, sometimes without the Chairman present, for discussion of issues and findings as well as the Board’s recommendations of appropriate changes or improvements.

corporate governance – The Corporate Governance Policies, together with information about Occidental’s Code of Business Conduct and other governance measures adopted by the Board of Directors, are set forth in Exhibit A and are also available at www.oxy.com or by writing to Occidental’s Corporate Secretary, 10889 Wilshire Boulevard, Los Angeles, California 90024.

related party transactions – Pursuant to Occidental’s written Conflict of Interest Policy, each director and executive officer has an obligation to avoid any activity, agreement, business investment or interest, or other situation that could be construed either as divergent to or in competition with Occidental’s interest or as an interference with such person’s primary duty to serve Occidental, unless prior written approval has been granted by the Audit Committee of the Board of Directors. Each director and executive officer is required to complete an annual questionnaire that requires disclosure of any transaction between Occidental and the director or executive officer or any of his or her affiliates or immediate family members. A summary of the Conflict of Interest Policy is included in Occidental’s Code of Business Conduct. There were no transactions by any of the directors or executive officers in 2009 that were required to be reported pursuant to the Conflict of Interest Policy or otherwise.

director education – For 2009, the Board received training on the fundamentals of oil and gas exploration and production, with an emphasis on enhanced oil recovery.

independence – Each of Miss Tomich and Messrs. Abraham, Burkle, Chalsty, Djerejian, Feick, Gutierrez, Maloney, Poladian, Segovia, Syriani and Weisman has been determined by the Board of Directors as meeting the independence standard set forth in Occidental’s Corporate Governance Policies (see Exhibit A) and the New York Stock Exchange Listed Company Manual. In making its determination of independence, the Board considered that, as disclosed under Compensation of Directors on page 10, Occidental matched the gifts made by certain of the directors to charitable organizations. Except for the Executive Committee and the Dividend Committee, all committees of the Board are composed entirely of independent directors.

meetings – The Board of Directors held six regular meetings during 2009, including one executive session at which no members of management were present. Mr. Syriani, the Lead Independent Director, presided over the executive session. Each director attended at least 75 percent of the meetings of the Board of Directors and the committees of which he or she was a member, and all of the directors attended the 2009 Annual Meeting. Attendance at the annual meeting of stockholders is expected of all directors as if it were a regular meeting.

succession planning – The Board of Directors annually reviews Occidental’s succession plan for senior management positions. For more information, see page 21.

communications with board members – Stockholders and other interested parties may communicate with any director by sending a letter or facsimile to such director’s attention in care of Occidental’s Corporate Secretary, 10889 Wilshire Boulevard, Los Angeles, California 90024; facsimile number 310-443-6977. The Corporate Secretary opens, logs and forwards all such correspondence (other than advertisements or other solicitations) to directors unless the director to whom the correspondence is addressed has requested the Corporate Secretary to forward correspondence unopened.

lead independent director and committees – The Board of Directors has a Lead Independent Director and eight standing committees: Executive; Audit; Corporate Governance, Nominating and Social Responsibility; Charitable Contributions; Dividend; Executive Compensation and Human Resources; Environmental, Health and Safety; and Finance and Risk Management. The charters of the Audit Committee, the Executive Compensation and Human Resources Committee, Finance and Risk Management Committee and the Corporate Governance, Nominating and Social Responsibility Committee and the enabling resolutions for each of the other committees are available at www.oxy.com or by writing to Occidental’s Corporate Secretary, 10889 Wilshire Boulevard, Los Angeles, California 90024. The general duties of the Lead Independent Director and the committees are described below. From time to time, the Board of Directors delegates additional duties to the standing committees.

Name and Members		Responsibilities	Meetings or Written Actions in 2009

Lead Independent Director Aziz D. Syriani	•	coordinates the activities of the independent directors	Not applicable
	•	advises the Chairman on the schedule and agenda for Board meetings
	•	assists in assuring compliance with Occidental’s Corporate Governance Policies
	•	assists the Executive Compensation and Human Resources Committee in evaluating the Chief Executive Officer’s performance
	•	recommends to the Chairman membership of the various Board committees

Audit Committee John S. Chalsty John E. Feick Irvin W. Maloney Avedick B. Poladian Aziz D. Syriani (Chair) Rosemary Tomich Walter L. Weisman
All of the members of the Audit Committee are independent, as defined in the New York Stock Exchange Listed Company Manual. All of the members of the Audit Committee are financially literate and the Board has determined that Messrs. Chalsty and Poladian meet the Securities and Exchange Commission’s definition of “audit committee financial expert.” The Audit Committee Report with respect to Occidental's financial statements is on page 38.

The primary duties of the Audit Committee are as follows:

8 meetings including 7 executive sessions with no members of management present
	•	hires the independent auditors to audit the consolidated financial statements, books, records and accounts of Occidental and its subsidiaries
	•	discusses the scope and results of the audit with the independent auditors
	•	discusses Occidental's financial accounting and reporting principles and the adequacy of Occidental's internal accounting, financial and operating controls with the auditors and with management
	•	reviews all reports of internal audits submitted to the Audit Committee and management's actions with respect thereto
	•	reviews the appointment of the senior internal auditing executive
	•	oversees all matters relating to Occidental’s Code of Business Conduct compliance program

Charitable Contributions Committee Spencer Abraham Edward P. Djerejian Irvin W. Maloney Rodolfo Segovia Rosemary Tomich (Chair)	•	oversees charitable contributions made by Occidental and its subsidiaries	5 meetings

Name and Members	Responsibilities		Meetings or Written Actions in 2009
Corporate Governance, Nominating and Social Responsibility Committee John S. Chalsty Edward P. Djerejian Rodolfo Segovia Aziz D. Syriani Rosemary Tomich (Chair) Walter L. Weisman	•	recommends candidates for election to the Board	6 meetings
	•	is responsible for the periodic review and interpretation of Occidental's Corporate Governance Policies and consideration of other governance issues
	•	oversees the evaluation of the Board and management
	•	reviews Occidental’s policies, programs and practices on social responsibility, including the Corporate Matching Gift Program
	•	oversees compliance with Occidental’s Human Rights Policy

See page 48 for information on how nominees are selected and instructions on how to recommend nominees for the Board.

Dividend Committee Ronald W. Burkle (1) John S. Chalsty John E. Feick Dr. Ray R. Irani Aziz D. Syriani Walter L. Weisman	•	has authority to declare the quarterly cash dividends on the common stock	1 meeting (effective December 2009, duties assumed by Finance and Risk Management Committee)

Environmental, Health and Safety Committee Spencer Abraham Edward P. Djerejian John E. Feick Carlos M. Gutierrez Rodolfo Segovia (Chair) Rosemary Tomich Walter L. Weisman	•	reviews and discusses with management the status of environmental, health and safety issues, including compliance with applicable laws and regulations	5 meetings
	•	reviews the results of internal compliance reviews and remediation projects
	•	reports periodically to the Board on environmental, health and safety matters affecting Occidental and its subsidiaries

Executive Committee John S. Chalsty John E. Feick Dr. Ray R. Irani (Chair) Irvin W. Maloney Rodolfo Segovia Aziz D. Syriani Rosemary Tomich	•	exercises the powers of the Board with respect to the management of the business and affairs of Occidental between meetings of the Board	None

Executive Compensation and Human Resources Committee Spencer Abraham (Chair) John S. Chalsty Avedick B. Poladian Rodolfo Segovia Rosemary Tomich	•
reviews and approves the corporate goals and objectives relevant to the compensation of the Chief Executive Officer (CEO), evaluates the CEO’s performance and determines and approves the CEO’s compensation
5 meetings including 3 executive sessions with no members of management present
	•	reviews and approves the annual salaries, bonuses and other executive benefits of all other executive officers
	•	administers Occidental's stock-based incentive compensation plans and periodically reviews the performance of the plans and their rules
	•	reviews new executive compensation programs
	•	periodically reviews the operation of existing executive compensation programs as well as policies for the administration of executive compensation
	•	reviews director compensation annually

The Executive Compensation and Human Resources Committee's report on executive compensation is on page 24.

Finance and Risk Management Committee John S. Chalsty (Chair) John E. Feick Carlos M. Gutierrez Avedick B. Poladian Rodolfo Segovia Walter L. Weisman	•	recommends to the Board the annual capital plan, and any changes thereto, and significant joint ventures, long-term financial commitments and acquisitions	1 meeting (Committee established December 2009)
	•	approves policies for authorization of expenditures, cash management and investment and for hedging of commodities and interest rates
	•	reviews Occidental’s financial strategies, risk management policies (including insurance coverage levels) and financial plans (including planned issuances of debt and equity)

(1)	Not standing for re-election to the Board of Directors.

Compensation of Directors

For 2009, each non-employee director:
●	was paid a retainer of $60,000 per year, plus $2,000 for each meeting of the Board of Directors or of its committees he or she attended in person or telephonically; and
●
received an annual grant of 5,000 restricted shares of common stock, plus an additional 800 restricted shares of common stock for each committee he or she chaired, or for serving as lead independent director.

Directors are eligible to participate on the same terms as Occidental employees in the Occidental Petroleum Corporation Matching Gift Program, which matches contributions made by employees and directors up to an aggregate of $50,000 per year to educational institutions and organizations, as well as arts and cultural organizations. In addition, Occidental reimburses non-employee directors for expenses related to service on the Board, including hotel, airfare, ground transportation and meals for themselves and their significant others, and permits, subject to availability, non-employee directors to make use of company aircraft on the same reimbursement terms applicable to executive officers of Occidental. Occidental does not provide option awards, non-equity incentive awards, deferred compensation or retirement plans for non-employee directors. A table summarizing the total compensation for 2009 for each of the non-employee directors who served in 2009 is set forth below.

Compensation of Directors
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Spencer Abraham	$102,000	$304,500	$1,224	$407,724
Ronald W. Burkle	$74,000	$304,500	$50,000	$428,500
John S. Chalsty	$114,000	$353,220	$31,429	$498,649
Edward P. Djerejian	$104,000	$304,500	$5,861	$414,361
John E. Feick	$102,000	$304,500	$5,449	$411,949
Carlos M. Gutierrez (3)	$33,581	$225,879	$0	$259,460
Irvin W. Maloney	$102,000	$304,500	$1,310	$407,810
Avedick B. Poladian	$96,000	$304,500	$0	$400,500
Rodolfo Segovia	$116,000	$353,220	$40,405	$509,625
Aziz D. Syriani	$102,000	$401,940	$9,370	$513,310
Rosemary Tomich	$130,000	$401,940	$0	$531,940
Walter L. Weisman	$114,000	$304,500	$25,000	$443,500

(1)
Restricted Stock Awards are granted to each non-employee director on the first business day following the Annual Meeting or, in the case of a new non-employee director, the first business day following the election of the director. The shares subject to these awards are fully vested on the date of grant, but may not be sold or transferred for three years except in the case of death or disability. The dollar amounts shown reflect $60.90 per share for all directors except Mr. Gutierrez, which reflects $67.75 per share, which in each case, is the respective grant date fair value.

(2)
None of the non-employee directors received any fees or payment for services other than as a director. Amounts shown include personal benefits in excess of $10,000, all tax gross-ups regardless of amount and matching charitable contributions. For Messrs. Abraham, Feick, Maloney and Syriani, the amount shown is the tax gross-up related to reimbursement of spousal travel cost. For Messrs. Burkle and Weisman, the amount shown is the charitable contribution pursuant to Occidental’s Matching Gift Program. For Messrs. Chalsty, Djerejian and Segovia, $6,429, $3,861 and $5,405, respectively, of the amount shown is for the tax gross-up related to reimbursement for spousal travel and $25,000, $2,000 and $35,000, respectively, of the amount shown is the charitable contribution pursuant to Occidental’s Matching Gift Program.

(3)	Mr. Gutierrez commenced service as a director in July 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, Occidental's executive officers, directors and any beneficial owner of more than 10 percent of any class of Occidental's equity securities are required to file, with the Securities and Exchange Commission and the New York Stock Exchange, reports of ownership and changes in ownership of Occidental common stock. Copies of such reports are required to be furnished to Occidental. Based solely on its review of the copies of the reports furnished to Occidental or written representations that no reports were required, Occidental believes that, during 2009, all persons required to report complied with the Section 16(a) requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on February 28, 2010, the beneficial owner of common stock shown below was the only person known to Occidental to be the beneficial owner of five percent or more of the outstanding voting securities of Occidental.

Name and Address	Number of Shares Owned	Percent of Outstanding Common Stock	Sole Voting Shares	Shared Voting Shares	Sole Investment Shares	Shared Investment Shares
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	45,651,339(1)	5.62(1)	45,651,339(1)	__(1)	45,651,339(1)	__(1)

(1)	Pursuant to Schedule 13G, filed as of January 29, 2010 with the Securities and Exchange Commission.

The following table sets forth certain information regarding the beneficial ownership of Occidental common stock as of February 28, 2010, by each of the named executive officers, the directors of Occidental, and all executive officers and directors as a group. The directors are subject to stock ownership guidelines as described in Occidental’s Corporate Governance Policies (see Exhibit A). The executive officers are subject to stock ownership guidelines, which range from two to ten times base salary (see Executive Stock Ownership at www.oxy.com). All of the directors and current executive officers were in compliance with the guidelines as of February 28, 2010.

Beneficial Ownership of Directors and Executive Officers
Name	Sole Voting and Investment Shares (1)		Restricted Shares (2)	Exercisable Options (3)	Total Shares Beneficially Owned (4)		Percent of Outstanding Common Stock (5)	Restricted/ Performance Stock Units (6)
Spencer Abraham	3,462		13,848	0	17,310			0
William E. Albrecht	4,498		0	0	4,498			34,567
Ronald W. Burkle	29,000		25,000	0	54,000			0
John S. Chalsty	30,590		25,016	0	55,606			0
Stephen I. Chazen	1,987,139		0	0	1,987,139			379,723
Donald P. de Brier	681,528		0	565,946	1,247,474			79,925
Edward P. Djerejian	20,674		23,750	0	44,424			0
John E. Feick	10,000		25,000	0	35,000			0
Carlos M. Gutierrez	0		3,334	0	3,334			0
Ray R. Irani	7,458,741	(7)	0	0	7,458,741	(7)		870,724
Irvin W. Maloney	25,520		25,000	0	50,520			0
R. Casey Olson	122,478		0	0	122,478			28,321
Avedick B. Poladian	0		10,000	0	10,000			0
Rodolfo Segovia	57,351	(8)	27,442	0	84,793	(8)		0
Aziz D. Syriani	35,860		22,820	0	58,680			0
Rosemary Tomich	34,900		25,208	0	60,108			0
Walter L. Weisman	12,154		25,000	0	37,154			0

All executive officers and directors as a group (21 persons)	10,695,522		251,418	741,446	11,688,386		1.4%	1,490,470

(1)	Includes shares held through the Occidental Petroleum Corporation Savings Plan as of February 28, 2010.

(2)	For non-employee directors, includes shares for which investment authority has not vested under the 1996 Restricted Stock Plan for Non-Employee Directors and the 2005 Long-Term Incentive Plan.

(3)	Includes options and stock appreciation rights which will be exercisable within 60 days.

(4)	Represents the sum of the first three columns.

(5)	Unless otherwise indicated, less than 1 percent.

(6)
Includes the restricted stock unit awards and awards at target level under performance stock awards. Until the restricted or performance period ends, as applicable, and, in the case of performance stock awards, until the awards are certified, no shares of common stock are issued. However, grant recipients receive dividend equivalents on the restricted stock units during the restricted period and on the target share amount of performance stock awards during the performance period.

(7)	Includes 272,000 shares beneficially owned by Dr. Irani through a limited partnership and the Irani Family Foundation.

(8)	Includes 15,121 shares held by Mr. Segovia as trustee for the benefit of his children.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary of Occidental’s Executive Compensation

As its business model and the broader corporate governance environment have evolved, Occidental has maintained an ongoing, constructive dialogue with stockholders and certain stockholder advisory groups, with the goal of achieving continuous improvement in all aspects of its corporate governance practices, including executive compensation. Following are highlights of recent actions:

2009

●	The Board voluntarily adopted a policy under which stockholders have an advisory vote on executive compensation philosophy and practice .

●
The Lead Independent Director and the Chairman of the Executive Compensation and Human Resources Committee (Compensation Committee) met with stockholders to obtain feedback on Occidental’s compensation policies and practices.

●
The Compensation Committee adopted an additional performance target hurdle for equity incentive awards, so that payout over target is made only if Occidental outperforms both its peers and the S&P 500 Index. See page 14.

●
The Compensation Committee re-aligned incentive awards to place more emphasis on equity awards that vest upon attainment of pre-established performance goals, and away from equity awards that vest based solely upon the passage of time, such as stock options, stock appreciation rights and restricted stock awards. Occidental has not granted options or stock appreciation rights since 2006 and has not granted restricted stock since 2005 as part of the executive compensation program.

●
The Compensation Committee developed a compensation program weighted towards equity awards, which rely on a peer comparison, to incentivize superior performance and growth in stockholder value. While doing so, the executive compensation program maintains more than 90% of compensation value at-risk, including the possibility of no payouts of incentive compensation. See page 14.

●	The company adopted pro rata vesting of any future awards of stock options, stock appreciation rights or restricted stock units in the event of the death of the grantee. See page 23.

●
The company expanded its stock ownership guidelines to specify that senior management is expected to retain 50% of net after-tax shares acquired after 2008 through equity awards for three years following vesting and revised award agreements to make this guideline mandatory for named executive officers. See page 23.

●	The company adopted potential forfeiture of unvested awards in the event the grantee violates Occidental’s Code of Business Conduct. See page 23.

2008

●	The company adopted a policy that compensation consultants be independent. See page A-3.

Compensation Objectives And Process

The Compensation Committee’s executive compensation philosophy is centered on the fundamental belief that long-term growth of the company, which maximizes value creation for stockholders, is the key measure of executive performance. In reviewing Occidental’s growth and performance, the Compensation Committee is convinced that the current executive officer management team has performed at exceptional levels and that it is in the best interests of the stockholders to retain the current team and reward it for continued long-term success.

Specific performance highlights of the executive management team’s accomplishments include:

●	Growth in Occidental’s market capitalization from $8 billion at year end 1999 to $66 billion at year end 2009;

●	Balance sheet management and improvements, particularly reduced debt levels from $4.4 billion to $2.8 billion over the 10-year period from December 31, 1999 to December 31, 2009;

●	Oil and gas production growth and consistent replacement of more than 100% of production reserves each year over the past 10 years;

●	Increasing pipeline of production projects and acquisitions that propel the company’s growth;

●	Continued increases in total cumulative stockholder returns, including 76% over the past 3 years, 204% over the past 5 years, and 870% over the past 10 years; and

●
Maintaining its reputation as a quality oil and gas industry investment during the economic volatility of 2008 and 2009 by delivering total stockholder return over this period of 9.7%, outperforming all of the companies in its peer group as well as major stock market indices. This accomplishment is a result of Occidental’s strong balance sheet, credit ratings, and the company’s operational excellence during this difficult period.

In order to ensure continuity of senior management, the Compensation Committee developed a compensation program designed not only to retain outstanding executives, but also to incentivize and reward them for achieving superior performance in the pursuit of Occidental’s long-term strategic objectives. The program rewards exceptional contributions to overall sustainable value creation for stockholders and the attainment of short- and long-term performance targets.

Compensation Program Elements

The current compensation program for named executive officers is primarily based on an at-risk, long-term approach that uses a combination of short- and long-term performance incentives. The following charts show the percentages of the total target 2009 compensation value established by the Compensation Committee for the Chief Executive Officer, as split between short-term and long-term compensation and between at-risk and non-performance-based compensation. A similar profile exists for the remaining named executive officers. See pages 18 through 20 for the total compensation values established for each of the named executive officers.

Chief Executive Officer

Long-Term Compensation as percent of Total Compensation Value at target	At-Risk Compensation as percent of Total Compensation Value at target

Short-Term Compensation as percent of Total Compensation Value at target	Non-Performance-Based Compensation as percent of Total Compensation Value at target

At-risk, long-term compensation. This portion of compensation consists of performance based awards that provide incentives for future outcomes consistent with the ultimate objective of sustained growth in stockholder value. The Compensation Committee believes that at-risk, long-term compensation should represent a high percentage of an executive’s total compensation package and that exceptional performance should result in correspondingly higher levels of compensation. During the process of determining the composition of each named executive officer’s compensation package, the Compensation Committee evaluated many factors, including the following:

●	Alignment of executive and stockholder interests in achieving long-term growth in stockholder value;

●	Ensuring that exceptional rewards are attained only for exceptional performance;

●	The value of compensation packages being significant enough to encourage a high-performing executive’s continued full-time commitment to the company; and

●	The total cost of compensation, including estimated future payouts for performance-based awards, and affordability of that cost to the company.

This portion of the executive compensation program includes two types of awards, Return on Equity Incentive Awards and Total Stockholder Return Incentives, based on two respective performance measures: cumulative return on equity over a three-year term and total stockholder return compared to a peer group and the S&P 500 Index over a four-year term.

Return on Equity Incentive Award (ROEI) — Return on equity (ROE) is an internal measure used in the highly capital-intensive oil and gas industry to evaluate a company's use of capital given its existing financial structure.  The profitable use of capital is a primary determinant of long-term sustainable growth in stockholder value. ROE, which is obtained by dividing net income by stockholder equity and is objectively determinable from Occidental’s published financial statements, is an indicator not only of the effectiveness of capital allocation, but also of the successful execution of the capital program. The use of the ROE performance metric results in management’s focus on the effective use of capital, which is designed to:

●	Encourage profitable long-term investment and growth in the business;

●	Ensure that management does not take excessive risk, including excessive debt;

●	Balance focus on short-term results while encouraging appropriate long-term risk-taking; and

●	Encourage participation in opportunities with returns well above the company’s cost of capital.

ROEIs are performance-based awards that pay from 0 to 200 percent of the target incentive amount in cash upon achievement of specific levels of three-year cumulative ROE. Due to the long-term nature of oil and gas business strategies, the economic success of these investment decisions must be measured over a multi-year period. The three-year measurement period for ROE mitigates the impact of short-term oil and gas price fluctuations that could distort results.

The Compensation Committee sets the ROE targets to be challenging, but achievable. In selecting them, the Compensation Committee noted that Occidental is operating in a highly competitive environment with rapidly escalating costs and that Occidental’s equity base was expected to continue increasing, factors that will make future performance targets more difficult to reach. Despite the declining economy and particularly volatile commodity prices of the last two years, the Compensation Committee required the same ROE performance to achieve threshold, target and maximum payouts for awards granted in 2007, 2008 and 2009. The range of ROE performance and corresponding approximate payouts are described below in relation to corresponding approximate earnings achieved:

●
The maximum payout is achieved by a 54% cumulative annual ROE over a three-year period (annualized at approximately 18%), representing approximately $19 billion1 in net income attributable to common stock over the period. If achieved, the total payout for all named executive officers would be $75 million, representing less than 0.4% of such net income over the three-year period.

●
The target payout is achieved by a 43.5% cumulative annual ROE over a three-year period (annualized at approximately 14.5%), representing approximately $15 billion1 in net income attributable to common stock over the period. If achieved, the total payout for all named executive officers would be $37.5 million, representing approximately 0.3% of such net income over the three-year period.

●
No payout is made with a cumulative annual ROE over a three-year period of 33% or less (annualized at approximately 11%), representing approximately $10 billion1 or less in net income attributable to common stock over the period.

The Compensation Committee believes that the ROE measure is both a reasonable and cost-effective means for the company to encourage consistent success in achieving superior returns on equity. These returns contribute to long-term sustainable growth in stockholder value. Fifty percent of the long-term, at-risk target incentive value approved for the named executive officers in July 2009 (see pages 18 through 20) was in the form of ROEIs.

Total Stockholder Return Incentives (TSRIs) —The Compensation Committee believes that the comparison of Occidental’s total stockholder return over a specified period of time to peer companies' returns over the same period of time is an external measure of the company's effectiveness in translating its results into stockholder returns.  Total stockholder return is the change in price of a share of common stock plus reinvested dividends over a specified period of time (TSR) and is an indicator of management’s achievement of long-term sustainable increases in stockholder value. TSRI awards use both comparative peer company and S&P 500 Index TSRs to determine payout amounts. The TSRIs are designed to:

●	Align executive rewards with stockholder returns over a longer-term horizon of four years;

●
Reward growth in Occidental’s total stockholder value compared to total stockholder value of a peer group2, neutralizing major market variables that impact the entire oil and gas industry, thereby rewarding the executives for superior performance relative to the peer group companies; and

●	Prevent overpayment for less than superior performance relative to overall market performance by including the S&P 500 Index TSR as a threshold for payouts above target.

Payouts are split sixty percent in stock and forty percent in cash regardless of the payout percentage. Dividend equivalents are paid at target during the performance period. Fifty percent of the shares paid out pursuant to the TSRIs to individuals who were named executive officers as of the end of the preceding year are subject to a three-year restriction period.

The Compensation Committee’s primary considerations in determining the peer group companies were:

●	Investors’ alternatives for energy sector investment choices;

●	Occidental’s global competitors for projects and acquisitions; and

●	Occidental’s global competitors for employees.

Occidental can be characterized primarily as a global oil and gas production company with no refining and marketing operations, with low debt levels, and with a history of continuing production growth and increasing dividend payouts. Therefore, companies with narrow asset bases, no significant non-U.S. business, that have different debt structures, or are heavily weighted toward refining and marketing were eliminated from consideration in determining the peer group. The peer comparison companies are all significant enterprises within the oil and gas industry. The Compensation Committee regularly reviews the peer group companies and modifies the group to take into account mergers and other developments in such companies.

The table below illustrates the respective TSRs for Occidental, the peer comparison companies and the S&P 500 Index over 3, 5 and 10 years.

Total Cumulative Stockholder Return
Over 3, 5 and 10 Years

	2007-2009	2005-2009	2000-2009
Occidental	76%	204%	870%
Peer Group Companies	2%	48%	169%
S&P 500 Index	(16)%	2%	(9)%

The TSRI permits maximum award payouts only for performance in the top third of the peer companies and provides no payout for performance in the bottom third of the peer companies. Fifty percent of the long-term, at-risk target incentive value approved for the named executive officers in July 2009 (see pages 18 through 20) was in the form of TSRIs.

1	Assumes no change to stockholders equity other than dividends at the current payout levels and income.
2
 In addition to Occidental, the peer companies are Anadarko Petroleum Corporation, Apache Corporation, BP p.l.c., Chevron Corporation, Conoco Philips, Devon Energy Corporation, ExxonMobil Corporation and Royal Dutch Shell plc.

The following chart shows the target and maximum payouts of 2009 TSRI awards as a percentage of the company’s outstanding shares.

Shares Payable to Named Executive Officers at Target	Target Payout as Percentage of Shares Outstanding as of June 30, 2009	Maximum Shares Payable to Named Executive Officers	Maximum Payout as Percentage of Shares Outstanding as of June 30, 2009

561,886	0.07%	1,123,772	0.14%

Summary of At-Risk Compensation. The following table summarizes key features of the long-term and short-term incentive components of the at-risk portion of the 2009 executive compensation program.

Summary of At-Risk Compensation
				Payout Range
Compensation Component	Performance Period	Form of Payout	Payout Basis	Minimum Payout (1)	Performance Resulting in Minimum Payout	Maximum Payout (1)	Performance Required for Maximum Payout

Return on Equity Incentive Award (ROEI)	3 Years	Cash	Cumulative annual ROE	0%	ROE ≤ 33% (2)	200%	ROE ≥ 54% (2)

Total Stockholder Return Incentive (TSRI) (3)	4 Years	60% Stock 40% Cash	TSR relative to peer group and, for above target payout, to S&P 500 Index	0%	Bottom Third TSR	200%	Top Third TSR and out-perform S&P 500 Index

Executive Incentive Compensation Plan (EICP)

Non-Equity Incentive Portion – 60% of target	1 Year	Cash	EPS	0%(4)	EPS ≤ $2.00	200%(4)	EPS ≥ $4.00

Bonus Portion – 40% of target(5)	1 Year	Cash	Key performance areas: Governance and ethical conduct Functional and operating accomplishments Health, environment and safety Diversity Organizational development	0%	Subjective Performance Assessment	200%	Subjective Performance Assessment

(1)	Percent of target payout.

(2)	Returns are compounded on a quarterly basis.

(3)	Payout percent for total stockholder return in the middle third of the peer group is based on a linear interpolation of values between the minimum and maximum payout percentages.

(4)
Target payout is achieved at $2.50 per share. Payout percent for EPS of $2.00-$2.50 is based on a linear interpolation of values between 0 percent and 100 percent and for EPS of $2.50-$4.00 is based on a linear interpolation of values between 100 percent and 200 percent.

(5)	Because of the subjective assessment of performance, bonus targets are shown under “Non-Performance-Based Compensation” in the Total Compensation Value tables beginning on page 18.

Salary and other short-term compensation. The Compensation Committee believes that meaningful, short-term achievements alone may not translate to sustainable long-term stockholder value creation. Accordingly, the most significant portion of compensation program value should come from awards with performance periods longer than one year and short-term compensation value should be limited. Salary and other short-term compensation represents 11.9% of the 2009 compensation package of the named executive officers. Short-term compensation is comprised of base salary and other compensation, plus an Executive Incentive Compensation Plan (EICP) award. The Compensation Committee reviews publicly available base salary and short-term bonus information for the oil and gas industry and sets executive officer base salary and EICP targets.

Salary and other compensation - As part of a corporate-wide initiative to reduce costs, each of Dr. Irani and Messrs. Chazen, de Brier and Olson agreed to a ten percent salary reduction effective January 1, 2009. Certain other compensation and benefits that apply to senior executives are described under “Other Compensation and Benefits” beginning on page 22.

Executive Incentive Compensation Plan Award (EICP) - The EICP Award is comprised of a Non-Equity Incentive portion (60% of target value) and a Bonus portion (40% of target value). The Compensation Committee sets target amounts consistent with industry practices for each executive officer based on a review of commercially available compensation surveys and other publicly available information. In setting targets for each executive the Compensation Committee considers each executive’s ability to influence Occidental’s performance during the one-year performance period.

Non-Equity Incentive Award - The Non-Equity Incentive portion (60% of target value) is a cash award that is at-risk and based on Occidental’s performance during the year as measured against Core, Basic Earnings Per Share3 (EPS) targets established in the first quarter of the year.   EPS was chosen as the financial target for all corporate executives because it directly impacts stockholder value, is a readily determinable measure of annual performance and rewards the executives for current operating performance.  The Compensation Committee set the 2009 EPS targets (see table above) based on consideration of management’s financial-results scenarios, as well as a review of analysts’ estimates of Occidental’s earnings per share for 2009 and West Texas Intermediate (“WTI”) oil prices for 2009.  In February 2009, when the Compensation Committee made this determination, WTI prices averaged around $40.00 per barrel, which was significantly lower than the 2008 average WTI price of approximately $100 per barrel.  The EPS for 2009 as certified by the Compensation Committee was $3.80, which resulted in a payout percentage of 187%.

Bonus Award - The Bonus portion (40% of target value) is based on the Compensation Committee’s subjective assessment of an executive’s handling of certain key performance areas, as well as the executive’s response to unanticipated challenges during the year. Key performance areas include organizational development; succession planning; governance and ethical conduct; functional and operating accomplishments; health, environment and safety responsibilities; and encouraging diversity.

Risk Management of Compensation Policies and Practices. While the executive compensation program has a high pay-at-risk profile, the Compensation Committee believes that the program does not encourage excessive risk or unnecessary risk-taking. The Compensation Committee believes that the program, through a balanced set of performance metrics, enhances Occidental’s business interests by encouraging appropriate levels of risk-taking by executives. The Compensation Committee believes that any potential risk that the executive compensation program, or any of its elements, could influence behavior that may be inconsistent with the overall interests of Occidental and its stockholders is mitigated by several factors:

●	Program elements that utilize both annual and longer-term performance periods, with the most substantial portion having terms of three or four years.

●	Transparent performance metrics that utilize absolute and relative measures which are readily ascertainable from public information.

●	Payouts of all performance-based awards are capped at 200% of the target award amount.

●
Stringent share ownership guidelines for executives and the additional requirement that named executive officers retain at least 50% of net after-tax shares acquired through equity awards granted after 2008 for at least three years following vesting of such awards. Dr. Irani is Occidental’s largest individual shareholder and Occidental holdings represent sizable portions of the personal net worth of Messrs. Chazen, de Brier and Olson.

●	Forfeiture provisions for unvested awards in the event of violations of Occidental’s Code of Business Conduct.

●	Attainment of performance measures that must be certified by the Compensation Committee.

Summary of Executive Compensation Program Considerations. In devising and reviewing the compensation packages of the executive officers, the Compensation Committee determined that the awards are both aligned with the goal of achieving increased stockholder value and are reasonable and affordable to the company. The awards allow for the retention of management and result in the maximum payouts only upon the achievement of exceptional long-term results. In balancing desired management focus on both long-term and short-term results, the Compensation Committee noted that compensation levels will be significantly depressed if threshold ROE or relative TSR performance levels are not achieved. Executives can derive meaningful value from the ROE component and continue to be motivated by TSRIs which, as discussed above, require superior performance for payout.

3 For the purposes of the EICP Award, Core, Basic Earnings Per Share (EPS) is computed by excluding the “Significant Items Affecting Earnings” from Occidental’s Net Income Attributable to Common Stock and dividing this amount by the weighted-average basic shares outstanding. For a discussion of “Significant Items Affecting Earnings,” see “Management Discussion and Analysis of Financial Condition and Results of Operations” in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2009.

Individual Compensation Considerations

Overall, the Compensation Committee concluded that the senior executive management team has delivered financial results that have been consistently superior compared to the performance of its peer group and has delivered exceptional growth in stockholder value over the long term. See 2009 Performance Highlights beginning on page 25. The Compensation Committee believes the management team is uniquely qualified to continue Occidental’s superior performance while growing stockholder value over the long term. Nevertheless, effective January 1, 2009, as part of a corporate-wide initiative to reduce costs, each of Dr. Irani and Messrs. Chazen, de Brier and Olson agreed to a ten percent salary reduction.

Considerations for each of the named executive officers with respect to 2009 compensation are discussed below. The table accompanying the discussion of each executive’s compensation sets forth the minimum to maximum total compensation value range established by the Compensation Committee for each executive for 2009, 2008 and 2007. In addition to salary and other compensation, the total compensation value ranges shown in the tables below include each at-risk component of compensation at its minimum payout level and maximum payout level for the specified year without regard to if and when the award will vest or, if applicable, the value of the equity when the award vests. The portion of the at-risk components that is attributable to awards under the 2005 Long-Term Incentive Plan is subject to the individual award limit contained in that Plan. The amounts shown in the total compensation value tables differ from the amounts reported in the Summary Compensation Table, which includes grant date fair value amounts attributable to equity awards, but does not include non-equity awards payable in future years.

dr. irani – Dr. Irani is the Chairman and Chief Executive Officer of Occidental. Under his leadership, Occidental has grown to become the fourth-largest oil and gas company in the U.S., based on market capitalization as of December 31, 2009. Dr. Irani consults with the Board as it sets the strategic direction for Occidental and, in his role as Chief Executive Officer, oversees the implementation of the strategy.

In setting the total compensation value for Dr. Irani, the Compensation Committee considered:

●
Enhanced Value Creation and Consistent Performance: As shown under the 2009 Performance Highlights beginning on page 25, Occidental’s performance, as demonstrated by key financial measures, has been consistent with recent years’ achievements and continues to place Occidental among the best performers in the oil and gas industry. During the difficult economic environment of 2009, Occidental optimized the allocation of capital by focusing on projects with strong financial returns. As a result of the disciplined business approach led by Dr. Irani, the company:

	○	Announced a significant discovery of oil and gas reserves in Kern County, California, with initial estimated reserves of 150 million to 250 million gross barrels of oil equivalent.

○
Announced partnership in a consortium led by Eni SpA, which has been awarded a license for the development of the Zubair Field in Iraq, making Occidental one of a few companies with access to this type of opportunity.

○
Signed a Development and Production Sharing Agreement, along with partner Mubadala Development Company, with the National Oil and Gas Authority of Bahrain to further develop the Bahrain Field, which is expected to triple the oil production to more than 100,000 barrels of oil per day over a span of seven years and increase gas production by more than 65 percent to over 2.5 billion cubic feet per day.

	○	Maintained a debt to capitalization ratio of 9%.

	○	Occidental has increased the dividend to stockholders by 164% since 2002.

	○	Maintained a "Single A" credit rating by Standard & Poor's and DBRS and an "A2" credit rating by Moody's.

	○	In anticipation of fluctuating commodity prices and world-wide economic deterioration, increased the focus on expense and cost management in order to maximize earnings and financial strength.

●
Production and Reserve Growth: Under Dr. Irani’s leadership, Occidental replaced 206% of its 2009 oil and gas production. Occidental’s competency in applying appropriate technology and advanced reservoir-management techniques has allowed it to extend the life and advance the development of existing and acquired fields, both domestic and international. During 2009, the Company:

○
Completed multiple water treatment facilities at the giant Mukhaizna oilfield in south-central Oman, where Occidental has a major steam flood project for enhanced oil recovery. As of year-end 2009, gross daily production was nearly 90,000 BOE, an 80% increase from 2008 and over 10 times higher than the production rate in September 2005, when Oxy assumed operation of the field.

	○	Continued with the construction of a carbon dioxide plant in the Permian Basin with the potential to significantly expand current production.

○
Increased overall sales volumes by 7% to an average of 645,000 BOE per day for 2009, including production from the new Kern County, California discovery, which at the end of 2009 was 32,000 BOE per day.

○
Achieved operational and capital efficiencies resulting in 5% production improvements to existing beam pump wells in the U.S. and 40% to 50% improvements in well drilling times and costs for large-scale drilling programs.

●	Other Growth: Under Dr. Irani’s direction, Occidental continues to expand other areas of its core businesses. During 2009, the company:

○
Acquired Phibro LLC, an investor in commodities and securities, from Citigroup Inc., for approximately net asset value. This acquisition is expected to add to income and to enhance Occidental’s insight and trading depth in the oil and gas marketing and midstream arena, especially in international markets.

	○	Acquired the largest U.S. calcium chloride producing unit from The Dow Chemical Company. Occidental is now the world’s largest producer of calcium chloride.

●
Organizational Effectiveness: Dr. Irani has established an organizational culture characterized by a strong senior leadership team supported by proactive talent development and business continuity plans; exemplary performance in Health, Environment and Safety; and a highly regarded reputation for social responsibility. During 2009, the company:

	○	Developed, identified and recruited a group of high-performing individuals, including local nationals, for strategic roles throughout the organization.

	○	Effectively reconfigured Occidental’s international oil and gas organization in accordance with strategic succession plans.

○
Continued Occidental’s industry leadership in Health, Environment and Safety programs, achieving a worldwide 2009 employee injury incidence rate (IIR) of 0.41 injuries per 100 employees, Occidental’s second best performance ever and a 13-percent improvement over the prior three-year average. Occidental’s worldwide 2009 contractor IIR of 0.67 is its best ever and represents a 36-percent improvement over the prior three-year average. As a comparison, the U.S. private industry average was 3.9 injuries per 100 employees in 2008, according to the most recent data from the U.S. Bureau of Labor Statistics.

	○	Received high governance and sustainability index ratings from several entities including Governance Metrics International (GMI), where Occidental scored in the top 1% of all companies rated by GMI.

After considering Dr. Irani’s contributions to Occidental’s attainment of these achievements, the Compensation Committee concluded that:

●	Dr. Irani has added, and will continue to add, sustainable, significant value to Occidental and its stockholders.

●
Dr. Irani has personally developed and sustained strong relationships with government leaders in a number of Middle East countries, enabling Occidental to establish credibility similar to that enjoyed by significantly larger competitors in being considered for business opportunities.

The Compensation Committee also noted that:

●
Dr. Irani has retained more than 50% of the net after-tax shares he acquired through his equity awards even though his stock ownership far exceeds the amounts required to be held under the company’s executive stock ownership guidelines (see page 23).

●	Dr. Irani is Occidental’s largest individual stockholder and as such his interests are strongly aligned with Occidental’s stockholders.

Accordingly, the Compensation Committee believes that Dr. Irani provides unique value to Occidental and that his compensation package should provide him with the opportunity to realize significant value consistent with the amounts he has received in prior years. The components of Dr. Irani’s compensation for 2009, 2008 and 2007 are set forth below.

	At-Risk Compensation					Non-Performance-Based Compensation		Total Compensation Value
Year	Non-Equity Incentive Compensation Plan Award ($) (1)	Return on Equity-Based Awards ($)		Total Stockholder Return-Based Awards ($) (3)	Option Awards ($)	Salary and Other ($) (4)	Bonus Target ($) (5)	Minimum ($) (6)	Maximum ($) (7)
2009	$1,365,000	$22,500,000	(2)	$22,500,000	$0	$2,889,979	$910,000	$2,889,979	$97,439,979
2008	$1,365,000	$29,250,000		$15,750,000	$0	$3,149,627	$910,000	$3,149,627	$89,824,627
2007	$1,287,000	$29,250,000		$17,895,000	$0	$3,775,582	$858,000	$3,775,582	$94,480,582

(1)	Dr. Irani’s actual payout amounts are shown in the “Non-Equity Incentive Compensation” column of the Summary Compensation Table on page 27.

(2)
The ROEI award represents 50 percent of the $45 million target incentive value approved for Dr. Irani in July 2009. For a discussion of the terms of the awards, see page 13 and Grants of Plan-Based Awards on page 28.

(3)
The TSRI award represents 50 percent of the $45 million target incentive value approved for Dr. Irani in July 2009. The 2007 amount included the Total Stockholder Return Incentive Award and the Performance Stock Award.

(4)
Salary and Other includes the amounts shown in the “Salary”, “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and “All Other Compensation” columns of the Summary Compensation Table on page 27.

(5)
Payout of his bonus is based on the Compensation Committee’s subjective assessment of Dr. Irani’s accomplishment of his objectives for the year. In addition to the key performance areas for bonuses described on page 16, for 2009, his objectives included: enhancing the value of Occidental’s portfolio of assets; improving the quality and consistency of earnings; emphasizing corporate leadership quality by optimizing productivity, communications and incentives; and maintaining focus on Occidental’s commitment to safety, health, the environment, diversity, governance and the highest standards of ethical conduct. The Bonus earned for 2009 is shown in the “Bonus” column of the Summary Compensation Table on page 27.

(6)
Total Compensation Value at minimum assumes zero payout for all at-risk compensation and for Dr. Irani’s bonus. The amount shown is the sum of Option Awards and Salary and Other. For the ROEI and TSRI awards, payout will not occur unless threshold performance is achieved, at which level payout would be only one percent.

(7)
Total Compensation Value at maximum is the sum of Salary and Other, Bonus (calculated at the maximum amount), the Option Awards plus the dollar value on the date of grant at the respective maximum award levels of the at-risk compensation. Maximum payouts of at-risk compensation are made only upon the achievement of targets requiring exceptional performance. For 2009, the threshold, target and maximum amounts for the at-risk compensation are shown in the Grants of Plan-Based Award chart on page 28.

mr. chazen – Mr. Chazen has been the President and Chief Financial Officer of Occidental since 2007. As President, Mr. Chazen is responsible for the worldwide oil and gas exploration function; corporate development, which includes implementing Occidental’s overall acquisition strategy; the midstream, marketing and other segment; and the chemical segment. As Chief Financial Officer, Mr. Chazen is responsible for the overall financial management of the company, as well as investor relations and the tax, treasury and controller functions.

The components of Mr. Chazen’s compensation for 2009, 2008 and 2007 are set forth below.

	At-Risk Compensation					Non-Performance-Based Compensation		Total Compensation Value
Year	Non-Equity Incentive Compensation Plan Award ($) (1)	Return on Equity-Based Awards ($)		Total Stockholder Return-Based Awards ($) (3)	Option Awards ($)	Salary and Other ($) (4)	Bonus Target ($) (5)	Minimum ($) (6)	Maximum ($) (7)
2009	$552,000	$10,000,000	(2)	$10,000,000	$0	$1,029,269	$368,000	$1,029,269	$42,869,269
2008	$552,000	$13,000,000		$7,000,000	$0	$1,200,792	$368,000	$1,200,792	$39,540,792
2007	$475,200	$13,000,000		$7,720,000	$0	$1,176,892	$316,800	$1,176,892	$40,700,892

(1)	Mr. Chazen's actual payout amounts are shown in the “Non-Equity Incentive Compensation” column of the Summary Compensation Table on page 27.

(2)
The ROEI award represents 50 percent of the $20 million target incentive value approved for Mr. Chazen in July 2009. For a discussion of the terms of the awards, see page 13 and Grants of Plan-Based Awards on page 28.

(3)
The TSRI award represents 50 percent of the $20 million target incentive value approved for Mr. Chazen in July 2009. The 2007 amount included the Total Stockholder Return Incentive Award and the Performance Stock Award.

(4)
Salary and Other includes the amounts shown in the “Salary”, “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and “All Other Compensation” columns of the Summary Compensation Table on page 27.

(5)
Payout of his bonus is based on the Compensation Committee’s subjective assessment of Mr. Chazen's accomplishment of his objectives for the year. In addition to the key performance areas for bonuses described on page 16, for 2009, his objectives included: purchasing or finding reserves at reasonable prices, ensuring that Occidental has sufficient cash flow to meet its needs and ensuring adequate succession planning for the units reporting to him. The Bonus earned for 2009 is shown in the “Bonus” column of the Summary Compensation Table on page 27.

(6)
Total Compensation Value at minimum assumes zero payout for all at-risk compensation and for Mr. Chazen's bonus. The amount shown is the sum of Option Awards and Salary and Other. For the ROEI and TSRI awards, payout will not occur unless threshold performance is achieved, at which level payout would be only 1 percent.

(7)
Total Compensation Value at maximum is the sum of Salary and Other, Bonus (calculated at the maximum amount), the Option Awards plus the dollar value on the date of grant at the respective maximum award levels of the at-risk compensation. Maximum payouts of at-risk compensation are made only upon the achievement of targets requiring exceptional performance. For 2009, the threshold, target and maximum amounts for the at-risk compensation are shown in the Grants of Plan-Based Award chart on page 28.

mr. de brier – Mr. de Brier is Executive Vice President, General Counsel and Corporate Secretary. As Executive Vice President and General Counsel, he is responsible for Occidental’s worldwide legal and compliance, health, environment and safety and communications and public affairs functions.

The components of Mr. de Brier’s compensation for 2009, 2008 and 2007 are set forth below.

	At-Risk Compensation					Non-Performance-Based Compensation		Total Compensation Value
Year	Non-Equity Incentive Compensation Plan Award ($) (1)	Return on Equity-Based Awards ($)		Total Stockholder Return-Based Awards ($) (3)	Option Awards ($)	Salary and Other ($) (4)	Bonus Target ($) (5)	Minimum ($) (6)	Maximum ($) (7)
2009	$231,420	$2,000,000	(2)	$2,000,000	$0	$749,078	$154,280	$749,078	$9,520,478
2008	$231,420	$2,600,000		$1,400,000	$0	$806,266	$154,280	$806,266	$8,877,666
2007	$214,890	$2,470,000		$1,715,700	$0	$865,549	$143,260	$865,549	$9,288,249

(1)	Mr. de Brier's actual payout amounts are shown in the “Non-Equity Incentive Compensation” column of the Summary Compensation Table on page 27.

(2)
The ROEI award represents 50 percent of the $4 million target incentive value approved for Mr. de Brier in July 2009. For a discussion of the terms of the awards, see page 13 and Grants of Plan-Based Awards on page 28.

(3)
The TSRI award represents 50 percent of the $4 million target incentive value approved for Mr. de Brier in July 2009. The 2007 amount included the Total Stockholder Return Incentive Award and the Performance Stock Award.

(4)
Salary and Other includes the amounts shown in the “Salary”, “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and “All Other Compensation” columns of the Summary Compensation Table on page 27.

(5)
Payout of his bonus is based on the Compensation Committee’s subjective assessment of Mr. de Brier's accomplishment of his objectives for the year. In addition to the key performance areas for bonuses described on page 16, for 2009, his objectives included: further refining and upgrading all legal services for Occidental, including all of its business units, with the ultimate objective of providing more effective, practical and successful legal services. The bonus earned for 2009 is shown in the “Bonus” column of the Summary Compensation Table on page 27.

(6)
Total Compensation Value at minimum assumes zero payout for all at-risk compensation and for Mr. de Brier's bonus. The amount shown is the sum of Option Awards and Salary and Other. For the ROEI and TSRI awards, payout will not occur unless threshold performance is achieved, at which level payout would be only 1 percent.

(7)
Total Compensation Value at maximum is the sum of Salary and Other, Bonus (calculated at the maximum amount), the Option Awards plus the dollar value on the date of grant at the respective maximum award levels of the at-risk compensation. Maximum payouts of at-risk compensation are made only upon the achievement of targets requiring exceptional performance. For 2009, the threshold, target and maximum amounts for the at-risk compensation are shown in the Grants of Plan-Based Award chart on page 28.

mr. albrecht – Mr. Albrecht has been Vice President of Occidental and President, Oxy Oil & Gas - U.S. since 2008. As such, Mr. Albrecht is responsible for oil and gas operations in the U.S.

The components of Mr. Albrecht’s compensation for 2009 are set forth below.

	At-Risk Compensation				Non-Performance-Based Compensation		Total Compensation Value
Year	Non-Equity Incentive Compensation Plan Award ($) (1)	Return on Equity-Based Awards ($)	Total Stockholder Return-Based Awards ($) (3)	Option Awards ($)	Salary and Other ($) (4)	Bonus Target ($) (5)	Minimum ($) (6)	Maximum ($) (7)
2009	$240,000	$1,500,000	$1,500,000	$0	$524,966	$160,000	$524,966	$7,324,966

(1)	Mr. Albrecht's actual payout amounts are shown in the “Non-Equity Incentive Compensation” column of the Summary Compensation Table on page 27.

(2)
The ROEI award represents 50 percent of the $3 million target incentive value approved for Mr. Albrecht in July 2009. For a discussion of the terms of the awards, see page 13 and Grants of Plan-Based Awards on page 28.

(3)	The TSRI award represents 50 percent of the $3 million target incentive value approved for Mr. Albrecht in July 2009.

(4)
Salary and Other includes the amounts shown in the “Salary”, “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and “All Other Compensation” columns of the Summary Compensation Table on page 27.

(5)
Payout of his bonus is based on the Compensation Committee’s subjective assessment of Mr. Albrecht's accomplishment of his objectives for the year. In addition to the key performance areas for bonuses described on page 16, for 2009, his objectives included increasing total domestic average daily production and continuing successful efforts on reserve replacement for domestic production. The Bonus earned for 2009 is shown in the “Bonus” column of the Summary Compensation Table on page 27.

(6)
Total Compensation Value at minimum assumes zero payout for all at-risk compensation and for Mr. Albrecht's bonus. The amount shown is the sum of Option Awards and Salary and Other. For the ROEI and TSRI awards, payout will not occur unless threshold performance is achieved, at which level payout would be only 1 percent.

(7)
Total Compensation Value at maximum is the sum of Salary and Other, Bonus (calculated at the maximum amount), the Option Awards plus the dollar value on the date of grant at the respective maximum award levels of the at-risk compensation. Maximum payouts of at-risk compensation are made only upon the achievement of targets requiring exceptional performance. For 2009, the threshold, target and maximum amounts for the at-risk compensation are shown in the Grants of Plan-Based Awards chart on page 28.

mr. olson – As Executive Vice President of Occidental, until his retirement which began January 1, 2010, Mr. Olson was responsible for Occidental’s oil and gas operations other than those in the U.S. and for the oil and gas segment’s worldwide business development and engineering operations.

The components of Mr. Olson’s compensation for 2009, 2008 and 2007 are set forth below.

	At-Risk Compensation					Non-Performance-Based Compensation		Total Compensation Value
Year	Non-Equity Incentive Compensation Plan Award ($) (1)	Return on Equity-Based Awards ($)		Total Stockholder Return-Based Awards ($) (3)	Option Awards ($)	Salary and Other ($) (4)	Bonus Target ($) (5)	Minimum ($) (6)	Maximum ($) (7)
2009	$216,000	$1,500,000	(2)	$1,500,000	$0	$580,620	$144,000	$580,620	$7,300,620
2008	$216,000	$2,600,000		$1,400,000	$0	$663,057	$144,000	$663,057	$8,683,057
2007	$201,600	$2,600,000		$1,736,000	$0	$618,037	$134,400	$618,037	$9,262,037

(1)	Mr. Olson's actual payout amounts are shown in the “Non-Equity Incentive Compensation” column of the Summary Compensation Table on page 27.

(2)
The ROEI award represents 50 percent of the $3 million target incentive value approved for Mr. Olson in July 2009. For a discussion of the terms of the awards, see page 13 and Grants of Plan-Based Awards on page 28.

(3)
The TSRI award represents 50 percent of the $3 million target incentive value approved for Mr. Olson in July 2009. The 2007 amount included the Total Stockholder Return Incentive Award and the Performance Stock Award.

(4)
Salary and Other includes the amounts shown in the “Salary”, “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and “All Other Compensation” columns of the Summary Compensation Table on page 27.

(5)
Payout of his bonus is based on the Compensation Committee’s subjective assessment of Mr. Olson's accomplishment of his objectives for the year. In addition to the key performance areas for bonuses described on page 16, for 2009, his objectives included the negotiation and completion of agreements with respect to certain projects in the Middle East and North Africa. The Bonus earned for 2009 is shown in the “Bonus” column of the Summary Compensation Table on page 27.

(6)
Total Compensation Value at minimum assumes zero payout for all at-risk compensation and for Mr. Olson's bonus. The amount shown is the sum of Option Awards and Salary and Other. For the ROEI and TSRI awards, payout will not occur unless threshold performance is achieved, at which level payout would be only 1 percent.

(7)
Total Compensation Value at maximum is the sum of Salary and Other, Bonus (calculated at the maximum amount), the Option Awards plus the dollar value on the date of grant at the respective maximum award levels of the at-risk compensation. Maximum payouts of at-risk compensation are made only upon the achievement of targets requiring exceptional performance. For 2009, the threshold, target and maximum amounts for the at-risk compensation are shown in the Grants of Plan-Based Awards chart on page 28.

Succession Planning

The Board of Directors annually considers persons to succeed all of the Company’s key executive officers and more than 50 other senior level positions at Occidental and its subsidiaries to assure that management of the Company is not disrupted by changes in key management positions. For each position, the review includes the background, training, qualities and other characteristics that would be desirable in candidates, as well as consideration of possible successors. Possible successors include individuals in the same business group or function as well as individuals in other business groups and functions. Consideration is also given to deliberate rotational moves which have proven to be an effective means to prepare highly capable employees for roles of increasing responsibility. In cases where there is not a strong internal candidate, the succession plan identifies a candidate who could fill the position on an interim basis while an outside search is conducted for a permanent replacement. Dr. Irani leads the review with respect to the successors to the executive officers other than himself and the other executive officers as well as division and functional heads present to the Board with respect to positions that report to them. As to its succession plan with respect to the Chairman and Chief Executive Officer, the Board also discusses this issue both with the Chairman and Chief Executive Officer, and separately in executive session with no members of management present. The effectiveness of this regular and thorough process is demonstrated by the smooth transitions that occurred with respect to the retirements of several named executive officers during the past two years.

Role of Management in Executive Compensation

The Compensation Committee sets compensation for Occidental’s senior executives. Dr. Irani’s compensation is set only by the Compensation Committee. Dr. Irani recommends compensation for Messrs. Chazen, de Brier, Albrecht and Olson to the Compensation Committee. Dr. Irani and the Executive Vice President - Human Resources may be present for a portion of each of the Compensation Committee meetings, but are not present when compensation decisions regarding Dr. Irani are discussed and made. Mr. Chazen may be present for a portion of certain meetings to provide the Compensation Committee information regarding Occidental’s financial and operating plans and results. Mr. de Brier may be present for a portion of certain meetings to discuss legal matters. Management prepares materials for each Compensation Committee meeting to assist the Compensation Committee in its consideration of executive compensation programs and policies and its administration of plans and programs.

Role of Investors and Proxy Advisory Services

Occidental maintains an ongoing dialogue with its stockholders and certain stockholder advisory groups. Occidental’s Lead Independent Director and the Chairman of the Compensation Committee participated in a meeting with some of Occidental’s institutional investors in July 2009. Discussions at the meetings included, among other things, succession planning and selection of performance targets and other compensation practices. Feedback obtained from the meeting was provided to the Compensation Committee and the full Board. Comments from investor meetings have been taken into consideration in Occidental’s ongoing efforts to improve its compensation program and the quality of its compensation disclosures.

Role of Compensation Consultants

In 2009, Occidental participated in compensation surveys conducted by Towers Perrin, Frederic W. Cook & Co. and other compensation consultants in order to better understand general external compensation practices, including executive compensation. From time to time, Occidental, through its executive compensation department or the Compensation Committee, will engage a consultant to provide advice on specific compensation issues. The Board’s policy on retention of independent compensation consultants adopted in 2008 is set forth in Exhibit A under “Other Governance Measures.”

In 2009, the Compensation Committee retained Pearl Meyer & Partners, a leading independent compensation consulting firm, to advise on the continued appropriateness of the Company’s long-term incentive plan features, including the performance metrics utilized, brief the Committee on compensation risk assessment approaches, and brief the Committee on regulatory and legislative trends. Pearl Meyer & Partners did not provide any other services to Occidental in 2009. No other compensation consultant provided services to the Compensation Committee.

Certification of Previously Granted Performance Stock Awards

Performance-Based Restricted Stock Awards (PRSU) – In July 2006, the Compensation Committee granted the then named executive officers PRSUs.  The PRSU was an equity award, which used as the performance measure cumulative ROE over a three-year period ending June 30, 2009.  The PRSUs were certified for payment at the July 2009 Compensation Committee meeting.  Occidental’s cumulative ROE for the performance period was 66.87%, which exceeded the 60% cumulative ROE required for maximum payout. As a result, the payout was at 200 percent for all of the participating named executive officers.  The number of shares earned by Dr. Irani, Mr. Chazen, Mr. de Brier and Mr. Olson were 1,000,000, 300,000, 72,000 and 72,000, respectively.  The payout amounts for those awards, including the dividend equivalents that were paid upon vesting, are included in the Options Exercised and Stock Vested table on page 31.

Performance Stock Awards (PSAs) – No future grants of PSAs are planned at this time. Prior to 2008, a Performance Stock Award was granted effective January 1 of each year. The PSA is an equity award similar to a TSRI award except that (1) the payout was determined by reference to a matrix of possible results included in the award agreement, and (2) the amounts earned in excess of target were settled in cash. The PSAs for which the performance period ended on December 31, 2008 were certified for payment at the February 2009 Compensation Committee meeting. The payout amounts for those awards are included in the Options Exercised and Stock Vested table on page 31.

In February 2010, the Compensation Committee certified the total stockholder return calculations for the performance period from January 1, 2006, through December 31, 2009, in order to determine the payout for the PSAs granted in December 2005. The values of these vested PSAs are not included in the Options Exercised and Stock Vested table on page 31 because certification and payout occurred in 2010. Occidental ranked first out of the eight remaining peer companies4 at December 31, 2009, and, as a result, the payout was at 200 percent for all of the participating named executive officers. The number of equivalent shares earned by Dr. Irani, Mr. Chazen, Mr. de Brier and Mr. Olson were 107,412, 36,056, 19,316, and 14,424, respectively, of which the target share amount was settled in stock and the balance in cash.

4
The remaining peer companies in addition to Occidental were: Anadarko Petroleum Corporation, Apache Corporation, Chevron Corporation, ConocoPhillips, Devon Energy Corporation, ExxonMobil Corporation and Hess Corporation.

Other Compensation And Benefits

Occidental does not have a defined benefit pension program that provides salaried employees a fixed monthly retirement payment.

●
Qualified Defined Contribution Plans – All salaried employees on the U.S. dollar payroll, including the named executive officers, are eligible to participate in one or more tax-qualified, defined contribution plans. The defined contribution retirement plan, which provides for periodic contributions by Occidental based on annual cash compensation and age, up to certain levels pursuant to Internal Revenue Service (IRS) regulations, was implemented as a successor plan to the defined benefit pension plan that was terminated in 1983. For 2009, the defined contribution 401(k) savings plan permitted employees to save a percentage of their annual salary up to the $245,000 limit set by IRS regulations, and the employee pre-tax contribution was limited to $16,500. Employees may direct their contributions to a variety of investments. Occidental generally matches employee contributions with Occidental common stock on a dollar-for-dollar basis, in an amount up to 6 percent of the employee’s base salary. The amounts contributed to the qualified plans on behalf of the named executive officers are detailed under “All Other Compensation” in the Summary Compensation Table on page 27. As of December 31, 2009, the aggregate balances under the qualified plans were $5,382,852 for Dr. Irani, $1,461,615 for Mr. Chazen, $2,467,020 for Mr. de Brier, $122,721 for Mr. Albrecht and $1,173,254 for Mr. Olson. The named executive officers, except for Mr. Albrecht, are fully vested in their account balances under the qualified plans.

●
Nonqualified Defined Contribution Retirement Plan – Occidental’s nonqualified retirement plan is described on page 32. The amounts contributed to the nonqualified retirement plan on behalf of the named executive officers are detailed under “All Other Compensation” in the Summary Compensation Table on page 27. Company contributions, aggregate earnings and aggregate balances for the named executive officers in the nonqualified retirement plan are included in the Nonqualified Deferred Compensation table on page 32.

●
Nonqualified Deferred Compensation Plan – Occidental’s nonqualified deferred compensation plan is described on page 32. The amounts of salary and bonuses deferred by the named executive officers are included as compensation in the “Salary,” “Bonus” and “Non-Equity Incentive Compensation” columns of the Summary Compensation Table on page 27, as appropriate, in the year of deferral. The above-market portion of the accrued interest on deferred amounts is reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table. Contributions, aggregate earnings and aggregate balances for the named executive officers for the nonqualified deferred compensation plans are shown in the Nonqualified Deferred Compensation Table on page 32.

●
Employment Agreements – Employment agreements may be offered to key executives for recruitment and retention purposes and to ensure the continuity and stability of management. The employment agreements for Dr. Irani, Mr. Chazen and Mr. de Brier, the only named executive officers with employment agreements, are discussed under “Potential Payments Upon Termination or Change of Control” beginning on page 33.

●
Security – Personal security services, including home detection and alarm systems and personal security guards, are provided to executives to address perceived risks, at costs which are presented to the Compensation Committee.

●
Tax Preparation and Financial Planning – A select group of executives, including the named executive officers, receive reimbursement for financial planning and investment advice, including legal advice related to tax and financial matters, and in Dr. Irani’s case, investment services. Eligible executives are required to have their personal tax returns prepared by a tax professional qualified to practice before the Internal Revenue Service in order to ensure compliance with applicable tax laws.

●
Corporate Aircraft Use – Executives and directors may use corporate aircraft for personal travel, if space is available. The named executive officers and directors reimburse Occidental for personal use of company aircraft, including any guests accompanying them, at not less than the standard industry fare level rate (which is determined in accordance with IRS regulations).

●
Insurance – Occidental offers a variety of health coverage options to all employees. Senior executives participate in these plans on the same terms as other employees. In addition, for all employees above a certain job level, Occidental pays for an annual physical examination. The company provides all salaried employees with life insurance equal to twice the employee’s base salary. For certain senior employees, Occidental increases that to three times base salary. Occidental also provides senior executives with excess liability insurance coverage.

●	Other – Other benefits are included under “All Other Compensation” in the Summary Compensation Table on page 27.

Stock Ownership Guidelines

Occidental has had minimum stock ownership guidelines for Occidental’s senior management since 1996. For more information and detail on Occidental’s stock ownership guidelines, see www.oxy.com. As of February 28, 2010, all of the named executive officers held stock in excess of the guidelines. Additionally, named executive officers are required to retain 50 percent of the net after-tax shares received pursuant to equity awards granted after 2008 for at least three years from the vesting date.

The target ownership requirements and the named executive officers’ compliance with the requirements are set forth in the table below.

EXECUTIVE STOCK OWNERSHIP GUIDELINES Executive Ownership as of February 28, 2010
	Target Ownership Requirement		Actual Ownership
Name	Multiple of Base Salary	Multiple Expressed in Dollars	Multiple of Base Salary(1)	Value of Shares Held by Executive(2)
Ray R. Irani	10	$11,700,000	568	$665,107,780
Stephen I. Chazen	5	$3,600,000	262	$188,993,931
Donald P. de Brier	5	$2,479,500	123	$60,802,022
William E. Albrecht	5	$2,000,000	8	$3,119,340
R. Casey Olson	5	$2,160,000	28	$12,041,300

(1)	The following forms of stock ownership are counted toward satisfaction of the guidelines:

•
Direct stock holdings, including shares held in a living trust or by a family partnership or corporation controlled by the officer unless the officer expressly disclaims beneficial ownership of such shares.

• Shares held in the Occidental Petroleum Corporation Savings Plan.

•
Long-term stock awards, including, without limitation, restricted stock awards, restricted stock units, performance stock awards and performance stock units. Stock options and stock appreciation rights are not included.

(2)	Value is based on the closing price on the New York Stock Exchange of the Common Stock as of February 28, 2010, which was $79.85.

Equity Grant Practices

The Compensation Committee grants equity awards at regularly scheduled meetings normally held the day before regularly scheduled Board meetings. Board meeting dates are set in the prior year. The grant date value of Occidental stock is based on the closing price on the New York Stock Exchange on the day the Compensation Committee grants equity awards. As specifically authorized by the terms of the 2005 Long-Term Incentive Plan, the Compensation Committee has delegated to the Chairman and Chief Executive Officer the authority to grant awards in the event a new employee is hired between Compensation Committee meeting dates, and an equity award has been deemed to be an important element in persuading the employee to join Occidental. In such cases, the award is generally made on the date the employee starts employment. Any such award granted to an executive officer is reported to the Compensation Committee.

The Compensation Committee does not anticipate granting any additional options, stock appreciation rights or restricted stock units to Occidental’s named executive officers at this time. To the extent that any such awards are granted in the future, such grants would vest on a pro rata basis in the event of the grantee’s death; and, if such awards are performance-based, payout of any vested portion would continue to be subject to satisfaction of the performance objective.

The 2005 Long-Term Incentive Plan provides that no individual may be granted awards under that Plan in excess of the specified Plan limits. For purposes of applying the share limit, the target incentive value of awards, regardless of whether equity or cash awards, may be converted to a share unit equivalent.

Consequences Of Misconduct

In 1997, Occidental’s Board of Directors adopted a Code of Business Conduct that prohibits any officer, employee or director from violating or circumventing any law of the United States or a foreign country during the course of his or her employment. The Audit Committee of the Board of Directors oversees compliance with the Code of Business Conduct and has put in place procedures, including a compliance hotline, to ensure that all violations or suspected violations of the Code of Business Conduct are reported promptly, without fear of retaliation. In general, misconduct may have several consequences, including the following:

●
If a named executive officer were found to have violated the Code of Business Conduct, the officer would be subject to disciplinary action, which may include termination, referral for criminal prosecution and reimbursement to Occidental or others for any losses or damages resulting from the violation.

●	Stock awards may be forfeited in whole or in part in the case of an employee’s termination for cause.

●
Beginning with the awards granted in 2008, awards for continuing employees may be forfeited in whole or in part for violations of the Code of Business Conduct or other provisions of the award agreement.

Tax and Accounting Considerations

Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of compensation that Occidental may deduct in any one year with respect to each of its five highest-paid executive officers, other than the Chief Financial Officer. Certain performance-based compensation elements approved by stockholders are not subject to the deduction limit. Although tax consequences are considered in its compensation decisions, the Compensation Committee has not adopted a policy that all compensation must be deductible. Rather, the Compensation Committee gives priority to the overall compensation objectives discussed above.

It is expected that certain performance-based awards will not be subject to the deduction limits prescribed by Section 162(m) of the Internal Revenue Code. In order to assure the continued possibility of obtaining deductions for such awards, the company has submitted a proposal to stockholders recommending the re-approval of material terms of the performance goals for such awards. See “Proposal 3: Re-Approval of Material Terms of Performance Goals for Section 162(m) Awards Under the 2005 Long-Term Incentive Plan Pursuant to Tax Deduction Rules” on page 39.

COMPENSATION COMMITTEE REPORT

The Executive Compensation and Human Resources Committee of the Board has reviewed and discussed with management the Compensation Discussion and Analysis for the year ended December 31, 2009, including the Committee’s commitment to pay for performance and the decisions made by the Executive Compensation and Human Resources Committee that recognize the exceptional performance of Occidental under the leadership of Dr. Irani and the other named executive officers. Based on these reviews and discussions, the Executive Compensation and Human Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement for the 2010 Annual Meeting of Stockholders.

Respectfully submitted,

THE EXECUTIVE COMPENSATION AND
HUMAN RESOURCES COMMITTEE

Spencer Abraham (Chair)
John S. Chalsty
Avedick B. Poladian
Rodolfo Segovia
Rosemary Tomich

2009 PERFORMANCE HIGHLIGHTS

Occidental is the fourth-largest oil and gas company based in the U.S. measured by market capitalization of $66 billion as of December 31, 2009. The following graphs illustrate Occidental’s performance for 2007, 2008 and 2009 with respect to net income, return on equity (ROE) , return on capital employed (ROCE) , oil and natural gas sales volumes, oil and natural gas proved reserves and employee injury and illness rate. See Occidental’s Annual Report on Form 10-K for the year ended December 31, 2009, for more information about these and other performance measures, the factors that affect Occidental’s results and risks associated with future performance.

2009 PERFORMANCE HIGHLIGHTS

The following graph compares the yearly percentage change in Occidental’s cumulative total return on its common stock with the cumulative total return of the Standard & Poor’s 500 Stock Index (S&P 500) and with that of Occidental’s peer group over the five-year period ended December 31, 2009. The graph assumes that $100 was invested in Occidental common stock, in the stock of the companies in the S&P 500 Index and in a portfolio of common stock of the peer group companies weighted by their relative market values each year and that all dividends were reinvested. Occidental’s peer group consists of Anadarko Petroleum Corporation, Apache Corporation, BP p.l.c., Chevron Corporation, ConocoPhillips, Devon Energy Corporation, ExxonMobil Corporation, Royal Dutch Shell plc and Occidental.

Comparative Total Return

12/31/04	12/31/05	12/31/06	12/31/07	12/31/08	12/31/09
$100	$139	$173	$277	$220	$304
100	116	144	181	137	148
100	105	121	128	81	102

The information provided in this Performance Graph shall not be deemed "soliciting material" or "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934 (Exchange Act), other than as provided in Item 201 to Regulation S-K under the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except to the extent Occidental specifically requests that it be treated as soliciting material or specifically incorporates it by reference.

EXECUTIVE COMPENSATION TABLES

Set forth below are tables showing for Dr. Irani, Occidental’s principal executive officer, Mr. Chazen, Occidental’s principal financial officer, and the three other highest-paid executive officers of Occidental serving as executive officers on December 31, 2009: (1) in summary form, the compensation attributed to such executives for 2009, 2008 and 2007, as applicable, (2) the equity and non-equity incentive awards granted to such executives in 2009; (3) the outstanding equity awards held by such executives as of December 31, 2009; (4) the options exercised by such executives and their stock awards vested; and (5) the required information related to the nonqualified deferred compensation plans for such executives. The compensation tables should be read in conjunction with the Compensation Discussion and Analysis (see page 12), which explains Occidental’s compensation plans and philosophy and provides information about the compensation decisions made with respect to the named executive officers for 2009.

SUMMARY COMPENSATION TABLE

The table below and the accompanying footnotes summarize the compensation attributed to the principal executive officer, principal financial officer and the three other highest-paid executives in 2009, 2008 and 2007.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)		Option Awards ($)	Non-Equity Incentive Compensation ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($)		Total ($)
Ray R. Irani,	2009	$1,170,000	$1,200,000	$24,758,827	(5)	$0	$2,552,550	$0	$1,719,979	(6)	$31,401,356
Chairman and	2008	$1,300,000	$900,000	$15,747,997		$0	$2,730,000	$0	$1,849,627		$22,527,624
Chief Executive	2007	$1,300,000	$1,716,000	$16,614,425		$0	$2,574,000	$584,168	$1,891,414		$24,680,007
Officer
Stephen I.	2009	$720,000	$420,000	$11,003,956	(7)	$0	$1,032,240	$0	$309,269	(8)	$13,485,465
Chazen,	2008	$800,000	$346,000	$6,999,161		$0	$1,104,000	$47,540	$353,252		$9,649,953
President and	2007	$720,000	$633,600	$7,118,407		$0	$950,400	$201,158	$255,734		$9,879,299
Chief Financial
Officer
Donald P.	2009	$495,900	$170,000	$2,200,850	(9)	$0	$432,755	$0	$253,178	(10)	$3,552,683
de Brier,	2008	$551,000	$137,160	$1,399,832		$0	$462,840	$0	$255,266		$2,806,098
EVP, General	2007	$551,000	$170,220	$1,636,064		$0	$429,780	$80,544	$234,005		$3,101,613
Counsel and
Secretary
William E.	2009	$400,000	$220,000	$1,650,637	(11)	$0	$448,800	$0	$122,944	(12)	$2,842,381
Albrecht,
Vice President
and President,
Oxy Oil & Gas -
U.S.
R. Casey	2009	$432,000	$150,000	$1,650,637	(13)	$0	$403,920	$0	$161,627	(14)	$2,798,184
Olson,	2008	$480,000	$168,000	$1,399,832		$0	$432,000	$0	$183,057		$2,662,889
Executive Vice	2007	$480,000	$246,800	$1,642,508		$0	$403,200	$0	$138,037		$2,910,545
President

(1)	The amounts shown represent the discretionary portion of the executive’s annual Executive Incentive Compensation Plan award.

(2)
Awards that are payable in stock are valued at the grant date fair value, which incorporates the value of Occidental’s stock as well as the estimated payout percentage as of the grant date. See Note 12 to Consolidated Financial Statements in Occidental’s Annual Reports on Form 10-K for the year ended December 31, 2009, regarding assumptions underlying valuation of equity awards.

(3)
The amounts represent the performance-based portion of the executive’s annual Executive Incentive Compensation Plan award. The payout was determined based on Occidental’s attainment of specified earnings per share targets. For information on the amounts earned for 2009, see "Compensation Discussion and Analysis" on page 12.

(4)
The amounts represent the above-market portion of interest the executives earned during the year on their nonqualified deferred compensation balances (see page 32 for a description of the nonqualified deferred compensation plan).

(5)
The maximum number of Occidental stock and share equivalents that can be issued under the TSRI award is 674,260 shares which, using $66.74, the closing price of Occidental common stock on the New York Stock Exchange on the grant date, would have a value of approximately $45 million.

(6)
Includes $14,700 credited pursuant to the Occidental Petroleum Corporation Savings Plan (the “Savings Plan”); $626,160 credited pursuant to the Occidental Petroleum Corporation Supplemental Retirement Plan II (the “Supplemental Retirement Plan”) described on page 32; $119,616 for life insurance premiums; and $959,503 in the aggregate for personal benefits. Personal benefits include security services ($568,396) and tax preparation and financial planning services ($391,107).

(7)
The maximum number of Occidental stock and share equivalents that can be issued under the TSRI award is 299,672 shares which, using $66.74, the closing price of Occidental common stock on the New York Stock Exchange on the grant date, would have a value of approximately $20 million.

(8)	Includes $14,700 credited pursuant to the Savings Plan; $283,560 credited pursuant to the Supplemental Retirement Plan; and $11,009 for life insurance premiums.

(9)
The maximum number of Occidental stock and share equivalents that can be issued under the TSRI award is 59,936 shares which, using $66.74, the closing price of Occidental common stock on the New York Stock Exchange on the grant date, would have a value of approximately $4 million.

(10)
Includes $14,700 credited pursuant to the Savings Plan; $141,222 credited pursuant to the Supplemental Retirement Plan; $48,361 for life insurance premiums; and $48,895 in the aggregate for personal benefits. Personal benefits include security services; tax preparation and financial counseling; club dues; and excess liability insurance.

(11)
The maximum number of Occidental stock and share equivalents that can be issued under the TSRI award is 44,952 shares which, using $66.74, the closing price of Occidental common stock on the New York Stock Exchange on the grant date, would have a value of approximately $3 million.

(12)
Includes $14,700 credited pursuant to the Savings Plan; $93,960 credited pursuant to the Supplemental Retirement Plan; and $3,870 for life insurance premiums; and $10,414 in the aggregate for personal benefits. Personal benefits include tax preparation and financial counseling; and excess liability insurance.

(13)
The maximum number of Occidental stock and share equivalents that can be issued under the TSRI award is 44,952 shares which, using $66.74, the closing price of Occidental common stock on the New York Stock Exchange on the grant date, would have a value of approximately $3 million.

(14)
Includes $14,700 credited pursuant to the Savings Plan; $129,720 credited pursuant to the Supplemental Retirement Plan; $4,200 for life insurance premiums; and $13,007 in the aggregate for personal benefits. Personal benefits include tax preparation and financial counseling; executive physical; and excess liability insurance.

GRANTS OF PLAN-BASED AWARDS

The table below summarizes the plan-based awards granted by the Compensation Committee to the named executive officers in 2009: Executive Incentive Compensation Plan (Non-Equity Incentive Portion) — EICP, Total Stockholder Return Incentive Awards — TSRI, Return on Equity Incentive Awards — ROEI. Immediately following the table is a summary of key terms of the award agreements.

For additional information on the performance objectives and determination of threshold, target and maximum payouts for these awards, see Compensation Discussion and Analysis beginning on page 12. For the actual amounts earned under the EICP awards, see the Summary Compensation Table on page 27.

The equity incentive awards listed below are the only stock awards granted to the named executive officers for 2009. No option awards or non-performance-based stock awards were granted in 2009.

Grants of Plan-Based Awards
Name/ Type of Grant		Grant Date(1)	Date Awarded by Compensation Committee	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards Number of Shares or Units (# Shares)	All Other Option Awards: Number of Securities Underlying Options (# Shares)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(2)
				Threshold $	Target $	Maximum $	Threshold # Shares	Target # Shares	Maximum # Shares
Ray R. Irani
EICP	(3)	1/01/09	2/04/09	$27,300	$1,365,000	$2,730,000
TSRI	(4)	7/15/09	7/15/09				3,371	337,130	674,260				$24,758,827
ROEI	(5)	7/15/09	7/15/09	$225,000	$22,500,000	$45,000,000
Stephen I. Chazen
EICP	(3)	1/01/09	2/04/09	$11,040	$552,000	$1,104,000
TSRI	(4)	7/15/09	7/15/09				1,498	149,836	299,672				$11,003,956
ROEI	(5)	7/15/09	7/15/09	$100,000	$10,000,000	$20,000,000
Donald P. de Brier
EICP	(3)	1/01/09	2/04/09	$4,628	$231,420	$462,840
TSRI	(4)	7/15/09	7/15/09				300	29,968	59,936				$2,200,850
ROEI	(5)	7/15/09	7/15/09	$20,000	$2,000,000	$4,000,000
William E. Albrecht
EICP	(3)	1/01/09	2/04/09	$4,800	$240,000	$480,000
TSRI	(4)	7/15/09	7/15/09				225	22,476	44,952				$1,650,637
ROEI	(5)	7/15/09	7/15/09	$15,000	$1,500,000	$3,000,000
R. Casey Olson
EICP	(3)	1/01/09	2/04/09	$4,320	$216,000	$432,000
TSRI	(4)	7/15/09	7/15/09				225	22,476	44,952				$1,650,637
ROEI	(5)	7/15/09	7/15/09	$15,000	$1,500,000	$3,000,000

(1)	The date in this column for EICP awards is the date the performance period for the awards started.

(2)
Actual payout may range from $0 to the maximum. Awards are valued at the grant date fair value, which incorporates the value of Occidental’s stock as well as the estimated payout percentage as of the grant date. See Note 12 to Consolidated Financial Statements in Occidental’s Annual Reports on Form 10-K for the year ended December 31, 2009, regarding assumptions underlying valuation of equity awards.

(3)	Payout at threshold assumes EPS of $2.01.

(4)
Awards will be paid out 60 percent in stock and 40 percent in cash in an amount equal to the closing price of the common stock on the New York Stock Exchange on the date when attainment of the performance goals is certified. Payout at threshold is shown at 1 percent.

(5)	Payout at threshold is shown at 1 percent.

Summary of Award Terms
	Executive Incentive Compensation Plan (Non-Equity Incentive Portion)	Total Stockholder Return Incentive Awards	Return on Equity Incentive Awards

PERFORMANCE MEASURE	Earnings per Share	Total Stockholder Return	Return on Equity

PERFORMANCE PERIOD	1 year	4 years (1)	3 years (4)

FORM OF PAYMENT	Cash	Stock/Cash (2)	Cash

FORFEITURE PROVISIONS	The Chief Executive Officer may determine eligibility for target awards and any payout to participants who exit employment during the Plan year.
If the grantee dies, becomes disabled, retires or is terminated for the convenience of Occidental during the performance period, then the grantee will forfeit a pro rata portion of the payout based on the days remaining in the performance period after the termination event.

If the grantee fails to comply with any provision of Occidental’s Code of Business Conduct or any provision of the grant agreement, the Company may reduce the award.

If the grantee dies, becomes disabled, retires or is terminated for the convenience of Occidental during the performance period, then the grantee will forfeit a pro rata portion of the payout based on the days remaining in the performance period after the termination event.

If the grantee fails to comply with any provision of Occidental’s Code of Business Conduct or any provision of the grant agreement, the Company may reduce the award.

CHANGE IN CONTROL	The Plan may be amended as a result of acquisition, divestiture or merger with Oxy.	In the event of a Change in Control (3) , the grantee's right to receive the number of target shares becomes nonforfeitable.	In the event of a Change in Control (3) , the grantee’s right to receive cash equal to the target incentive amount becomes nonforfeitable.

RESTRICTION PERIOD FOR STOCK		50% of net after-tax shares acquired to be retained for 3 years after vesting.

(1)	Performance period begins on award grant date and ends on the day before the fourth anniversary of the grant date.

(2)
Forty percent of the awards earned will be paid out in cash in an amount equal to the closing price of the common stock on the New York Stock Exchange on the date when attainment of the performance goals is certified, and the balance will be paid in common stock. Dividend equivalents are paid during the performance period.

(3)
A Change in Control Event under the 2005 Long-Term Incentive Plan generally includes a 20 percent or more change in ownership, certain changes in a majority of the Board, certain mergers or consolidations, sale of substantially all of Occidental’s assets or stockholder approval of a liquidation of Occidental.

(4)	Performance period begins on July 1 and continues for twelve consecutive quarters.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2009

The following table sets forth the outstanding option awards and stock awards held by the named executive officers as of December 31, 2009, including options, Stock Appreciation Rights (SAR), Restricted Stock Units (RSU), Performance Stock Awards (PSA) and Total Stockholder Return Incentives (TSRI). These were granted to the named executive officers over a period of several years, including 2009. The grant date fair values for the awards granted in 2009 are shown in the “Grants of Plan-Based Awards” table above. For a description of the performance criteria for equity plan awards made in 2009, see Compensation Discussion and Analysis on page 12.

Outstanding Equity Awards at December 31, 2009
		Option Awards				Stock Awards
Name / Type of Award	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Ray R. Irani
RSU	12/5/05					30,800	(2)	$2,505,580
PSA	1/1/06								107,412	(3)	$8,737,966	(3)
PSA	1/1/07								87,856	(4,5)	$7,147,086	(4)
TSRI	7/18/07								381,480	(4,6)	$31,033,398	(4)
TSRI	7/16/08								306,819	(4,7)	$24,959,726	(4)
TSRI	7/15/09								674,260	(4,8)	$54,851,051	(4)
Stephen I. Chazen
RSU	12/5/05					11,200	(2)	$911,120
PSA	1/1/06								36,056	(3)	$2,933,156	(3)
PSA	1/1/07								29,492	(4,5)	$2,399,174	(4)
TSRI	7/18/07								169,547	(4,6)	$13,792,648	(4)
TSRI	7/16/08								136,365	(4,7)	$11,093,293	(4)
TSRI	7/15/09								299,672	(4,8)	$24,378,317	(4)
Donald P. de Brier
Options	7/16/03	50,000		$15.565	7/16/13
Options	7/14/04	35,946		$24.660	7/14/14
SAR	7/13/05	280,000		$40.805	7/13/15
SAR	7/19/06	200,000		$50.445	7/19/16
RSU	12/5/05					2,400	(2)	$195,240
PSA	1/1/06								19,316	(3)	$1,571,357	(3)
PSA	1/1/07								15,798	(4,5)	$1,285,167	(4)
TSRI	7/18/07								32,214	(4,6)	$2,620,609	(4)
TSRI	7/16/08								27,273	(4,7)	$2,218,659	(4)
TSRI	7/15/09								59,936	(4,8)	$4,875,794	(4)
William E. Albrecht
RSU	6/18/07					3,000	(9)	$244,050
TSRI	7/16/08								13,637	(4,7)	$1,109,370	(4)
TSRI	7/15/09								44,952	(4,8)	$3,656,845	(4)
R. Casey Olson
RSU	12/5/05					2,800	(2)	$227,780
PSA	1/1/06								14,424	(3)	$1,173,392	(3)
PSA	1/1/07								13,764	(4,5)	$1,119,701	(4)
TSRI	7/18/07								33,911	(4,6)	$2,758,660	(4)
TSRI	7/16/08								27,273	(4,7)	$2,218,659	(4)
TSRI	7/15/09								44,952	(4,8)	$3,656,845	(4)

(1)
The amounts shown represent the product of the number of shares or units shown in the column immediately to the left and the closing price on December 31, 2009 of Occidental common stock as reported in the NYSE Composite Transactions, which was $81.35.

(2)	The RSU vests December 5, 2010.

(3)
Payout for all PSAs depends upon the ranking of Occidental’s Total Stockholder Return compared to the peer companies specified in the award agreement. The performance period for the PSAs ended December 31, 2009. Payout of the PSA at the number of shares shown (200 percent of target for all of the named executives) was certified at the February 2010 meeting of the Compensation Committee. See Compensation Discussion and Analysis on page 12.

(4)
Payout value as shown assumes maximum payout. However, the ultimate payout may be significantly less than the amounts shown, with the possibility of no payout, depending on the outcome of the performance criteria and the value of Occidental stock at payout.

(5)	The performance period for the PSA ends December 31, 2010.

(6)	The performance period for the TSRI ends July 17, 2011.

(7)	The performance period for the TSRI ends July 15, 2012.

(8)	The performance period for the TSRI ends July 14, 2013.

(9)	The RSU was granted in connection with the recruitment of Mr. Albrecht and vests on June 18, 2010.

OPTION EXERCISES AND STOCK VESTED IN 2009

The following table summarizes, for the named executive officers, the options exercised and the stock awards vested during 2009, including Performance Stock Awards for which the performance period ended December 31, 2008, but which were not eligible for payment until certification by the Compensation Committee in 2009. The amounts reported as value realized are shown on a before-tax basis. The actual number of shares received upon exercise of options by the named executive officers is less than the number of options exercised, because of the deduction of the exercise price and withholding for taxes, and because certain stock appreciation rights settled in cash rather than shares. Each of the option awards was issued either in 2003 or 2006 at an exercise price, which was the closing price of Occidental’s common stock on the New York Stock Exchange on the applicable grant date. Therefore, the value realized on exercise reflects in its entirety the significant appreciation in the price of Occidental’s common stock from the option grant date to the date of exercise.

The stock awards that vested in 2009 were issued to the named executive officers between 2004 and 2006. During the period from 2004 through 2009, Occidental’s total market capitalization increased from approximately $16.3 billion to $66.0 billion. The value realized on vesting includes the appreciation in Occidental’s common stock price after the dates when the stock awards were granted. Occidental’s common stock price increased from $25.235 on July 16, 2004, to $81.35 on December 31, 2009.

Previously Granted Vested Option Awards Exercised and Previously Granted Stock Awards Vested in 2009
	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Ray R. Irani	400,000	$13,050,000	(3)	1,196,456	$83,377,869
Stephen I. Chazen	192,000	$6,271,680	(4)	367,616	$25,596,984
Donald P. de Brier	100,000	$6,343,500	(5)	104,436	$7,056,458
William E. Albrecht	0	$0		3,000	$193,350
R. Casey Olson	133,333	$2,783,326	(6)	90,224	$6,191,080

(1)	Represents the difference between the closing price of the common stock on the New York Stock Exchange on the exercise date and the option exercise price multiplied by the number of shares exercised.

(2)
Represents the product of the number of shares vested and the closing price of the common stock on the New York Stock Exchange on the vesting date plus dividend equivalents paid upon vesting of the PRSUs. The following table shows the number of shares of each type of award that vested:

Name	Number of Shares of Performance Stock Awards(a)	Number of Shares of Performance-Based Restricted Stock Units	Number of Shares of Restricted Stock Units
Ray R. Irani	133,656	1,000,000	62,800
Stephen I. Chazen	44,416	300,000	23,200
Donald P. de Brier	26,436	72,000	6,000
William E. Albrecht	0	0	3,000
R. Casey Olson	15,424	72,000	2,800

(a)	Payout is split fifty percent in stock and fifty percent in cash.

(3)	The SARs exercised were granted in 2006 with an exercise price of $50.445 per share. Includes $6,091,744, which represents the value of shares canceled to satisfy taxes.

(4)	The SARs exercised were granted in 2006 with an exercise price of $50.445 per share. Includes $2,927,688, which represents the value of shares canceled to satisfy taxes.

(5)	The options exercised were granted in 2003 with an exercise price of $15.565 per share. Includes $2,933,770, which represents the value of shares canceled to satisfy taxes.

(6)	The SARs exercised were granted in 2006 with an exercise price of $50.445 per share. Includes $1,273,391, which represents the value of shares canceled to satisfy taxes.

NONQUALIFIED DEFERRED COMPENSATION

Nonqualified Defined Contribution Retirement Plan

Substantially all employees whose participation in Occidental’s qualified defined contribution retirement and savings plans is limited by applicable tax laws are eligible to participate in Occidental’s nonqualified defined contribution retirement plan, which provides additional retirement benefits outside of those limitations.

●
Annual plan allocations for each participant restore the amounts that would have accrued for salary, bonus and non-equity incentive compensation under the qualified plans, but for the tax law limitations.

●	Account balances are fully vested after three years of service and are payable following separation from service, or upon attainment of a specified age elected by the participant, as described below.

●
Interest on nonqualified retirement plan accounts is allocated monthly to each participant’s account, based on the opening balance of the account in each monthly processing period. The amount of interest earnings is calculated using a rate equal to the five-year U.S. Treasury Note rate on the last business day of the processing month plus 2 percent, converted to a monthly allocation factor.

In order to provide greater financial planning flexibility to participants while not increasing costs under the plan, the Supplemental Retirement Plan II (SRP II) allows in-service distribution of a participant’s account at a specified age, but not earlier than age 60, as elected by the participant when they initially participate in the plan.

Dr. Irani and Messrs. Chazen and de Brier made specified age elections such that their SRP II accounts, shown below, were distributed in June 2009. After a participant receives a specified age distribution, future allocations under the SRP II and earnings on those allocations will be distributed in the first 70 days of each following year.

Nonqualified Deferred Compensation Plan

●	Under the Modified Deferred Compensation Plan, the maximum amount that may be deferred for any one year is limited to $75,000.

●	A participant’s overall plan balance must be less than $1 million at the end of any given year to enable a participant to defer compensation for the subsequent year.

●
Deferred amounts earn interest at a rate equal to the five-year U.S. Treasury Note rate plus 2 percent, except for amounts deferred prior to 1994, which will continue to earn interest at a minimum interest rate of 8 percent.

The following table sets forth for 2009 the contributions, earnings, withdrawals and balances under Supplemental Retirement Plan II – SRP II and Modified Deferred Compensation Plan – MDCP in which the named executive officers participate. Each of the executive officers, except Mr. Albrecht, is fully vested in his aggregate balances shown below. The footnotes provide information about other amounts that were reported as earned in the Summary Compensation Table on page 27 for 2009 and prior years.

Nonqualified Deferred Compensation
Name	Plan	Executive Contributions in 2009 ($) (1)	Occidental Contributions in 2009 ($)	Aggregate Earnings in 2009 ($)	Aggregate Withdrawals/ Distributions in 2009 ($)		Aggregate Balance at 12/31/09 ($)
Ray R. Irani (2)	SRP II	$0	$626,160	$127,137	$7,751,031	(7)	$141,073
Stephen I. Chazen (3)	SRP II	$0	$283,560	$53,083	$3,211,824	(7)	$80,878
	MDCP	$0	$0	$67,909	$0		$1,645,255
Donald P. de Brier (4)	SRP II	$0	$141,222	$41,859	$2,530,077	(7)	$50,900
William E. Albrecht (5)	SRP II	$0	$93,960	$5,438	$0		$159,771
R. Casey Olson (6)	SRP II	$0	$129,720	$50,440	$0		$1,260,162

(1)	No employee contributions are permitted to the SRP II.

(2)	Of the aggregate balance shown for the SRP II, $626,160 is reported elsewhere in this proxy statement as Occidental contributions.

(3)	Of the aggregate balances shown for the SRP II, $283,560 is reported elsewhere in this proxy statement as Occidental contributions.

(4)	Of the aggregate balance shown for the SRP II, $141,222 is reported elsewhere in this proxy statement as Occidental contributions.

(5)	Of the aggregate balance shown for the SRP II, $93,960 is reported elsewhere in this proxy statement as Occidental contributions.

(6)	Of the aggregate balance shown for the SRP II, $129,720 is reported elsewhere in this proxy statement as Occidental contributions.

(7)	Distribution made in June 2009 in accordance with the specified age elections described under Nonqualified Defined Contribution Retirement Plan above.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Change of Control

Occidental’s new Golden Parachute Policy provides that, subject to certain exceptions, Occidental will not grant Golden Parachute Benefits (as defined in the Policy) to any senior executive which exceed 2.99 times his or her salary plus non-equity incentive pay unless the grant of such benefits is approved by a vote of the corporation’s stockholders or the obligation pre-dated adoption of the Policy. The complete Golden Parachute Policy is available at www.oxy.com.

The 2005 Long-Term Incentive Plan has provisions that, in the event of a change of control of Occidental, require the outstanding awards, including stock options, granted under such plans to become fully vested and exercisable unless the Plan Administrator determines, prior to the occurrence of the event, that benefits will not accelerate. Both plans were approved by Occidental’s stockholders.

Except as described below under “Potential Payments Upon Termination,” Occidental does not have any other agreements or plans that will require it to provide compensation to named executive officers in the event of a termination of employment or a change of control.

Potential Payments Upon Termination

In the discussion that follows, payments and other benefits payable upon various terminations and change of control situations are set out as if the conditions for payments had occurred and the terminations took place on December 31, 2009. The amounts set forth below are estimates of the amounts which would be paid out to each named executive officer upon his termination. The “Maximum Payout” is the maximum amount, including incentive awards and certain benefits,  that could have been payable in the event of a change of control situation. The actual amounts to be paid out can be determined only at the time of such named executive officer’s separation from Occidental. The disclosures below do not take into consideration any requirements under Section 409A of the Internal Revenue Code, which could affect, among other things, the timing of payments and distributions.

The following payments and benefits, which are potentially available to all full-time salaried employees when their employment terminates, are not included in the amounts shown below:

●	Amounts vested under the Qualified Plans (see page 22 for the named executive officers’ balances as of year end).

●	Amounts vested under the Nonqualified Deferred Compensation arrangements (see page 32 for the named executive officers’ balances as of year end).

●
Bonus and non-equity incentive compensation (collectively, “bonus”) under the Executive Incentive Compensation Plan that is earned as of year end. Any Plan participant who leaves on or after that date for any reason is entitled to such amounts when payment is made in the first quarter of the following year. The amounts that were earned in 2009 by the named executive officers are included in the Summary Compensation Table on page 27.

●
Equity awards for which the performance period was completed at year end. Equity awards with performance periods that ended on December 31, 2009 were certified for payout in the first quarter of 2010 and are shown in the “Outstanding Equity Awards at December 31, 2009” table on page 30.

●
Short-term disability benefits. During any period of disability, all salaried employees are eligible for six months of continued salary at half pay, full pay or a combination thereof, depending on years of service.

●
Long-term disability benefits. Occidental provides a Long-Term Disability Plan, which makes third-party disability insurance coverage available to all salaried employees. Premiums are paid through salary deductions by the employees who elect to participate.

●
Medical benefits are available to all eligible employees during periods of disability at the same premium rates as active employees. Following termination of employment, other than for cause, medical benefits are available pursuant to the requirements of the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for up to 18 months at premium rates equal to 102 percent of the full cost of coverage. Retiree medical coverage is available if the employee satisfies the eligibility requirements. Premiums paid by retirees depend on age and years of service.

dr. irani. Potential payments to Dr. Irani are governed by his amended and restated employment agreement dated October 9, 2008, which provides that he will be employed as Chairman and Chief Executive Officer and as a member of the Board until the earlier of Occidental’s 2015 Annual Meeting of Stockholders or May 30, 2015. The following is a summary of the payments and benefits he would have been entitled to receive if the event specified occurred as of December 31, 2009:

●	Retirement with the Consent of Occidental. If Dr. Irani had retired with the consent of Occidental, he would have been entitled to receive:

	1.	Long-term incentive awards:

		○	Full and immediate vesting of RSUs — $2,505,580 (1)

		○	PSA target shares reduced on a pro rata basis as of the termination date — $2,680,769 (2)

		○	TSRI target shares reduced on a pro rata basis as of the termination date — $21,989,502 (3)

		○	ROEI target incentive amount reduced on a pro rata basis as of the termination date — $42,861,921 (4)

	2.	Unused vacation pay (one-time lump-sum payment of $504,000);

	3.	Life insurance for the remainder of his life equal to three times his highest career annual salary ($5,700,000) (current annual premium of approximately $119,616);

	4.	Comparable medical and dental benefits for Dr. Irani and his spouse to those provided to all eligible salaried employees; and

5.
The personal benefits he received before retirement (estimated annual expense of approximately $960,000 until his death). 2009 benefits included security services ($568,396) and tax preparation and financial planning services ($391,107).

●
Payments in the Event of Disability. Dr. Irani may be terminated if he is disabled for an aggregate of six months in any 18-month period. If Occidental had terminated him for disability, he would have been entitled to receive:

	1.	A lump sum payment equal to three times his highest annual salary and bonus ($16,770,000); and

	2.	The payments and benefits disclosed under “Retirement with the Consent of Occidental.”

●	Payments in the Event of Death. In the event of Dr. Irani’s death, his beneficiaries would have been entitled to receive:

	1.	Proceeds in the amount of approximately $5.7 million from life insurance policies for which premiums are disclosed above under “Retirement with the Consent of Occidental;”

	2.	Proceeds in the amount of $7.6 million from insurance policies purchased under a 1994 split-dollar arrangement. Occidental has the right to receive any proceeds in excess of the death benefit; and

	3.	The payments and benefits disclosed in paragraphs 1, 2 and 4 under “Retirement with the Consent of Occidental.”

●	Termination by Occidental. If Occidental had terminated Dr. Irani for any reason other than retirement or death, Dr. Irani would have been entitled to receive:

	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental,” and the payment under paragraph 1 of “Payments in the Event of Disability.”

●
Termination by Dr. Irani. Dr. Irani may terminate his agreement in the event of a material breach by Occidental, which is not cured within 15 days of notice of the breach. If Dr. Irani had terminated the agreement, he would have been entitled to receive:

	1.	The payments and benefits disclosed under “Termination by Occidental.”

●	Change of Control. Had a change of control occurred, Dr. Irani would have been entitled to receive:

1.
All unvested long-term incentive awards as disclosed under “Retirement with the Consent of Occidental” except that performance awards would have fully vested at target and the right to receive the amounts in excess of target would have been forfeited. Vesting at target would increase the values shown under “Retirement with the Consent of Occidental” by:

○ PSAs — $892,774 (5)

○ TSRIs — $42,764,772 (6)

○ ROEIs — $38,138,079 (7)

	2.	A tax gross-up for all effects of any excise and other taxes payable by Dr. Irani by reason of the change of control ($0); and

3.
If the change of control resulted in a material breach of his agreement that was not cured within 15 days of notice of the breach, Dr. Irani would have been entitled to receive the other payments and benefits disclosed in paragraphs 2, 3, 4 and 5 under “Retirement with the Consent of Occidental” and in paragraph 1 under “Payments in the Event of Disability.”

●
Maximum Payout. The maximum payable to Dr. Irani under any of the scenarios was $169,107,397 (representing cash and equity payments) and $1,079,616 (representing the estimated value per year for continuation of other benefits) which would have occurred in the Change of Control situation followed by a material breach of his employment agreement.

mr. chazen. Potential payments to Mr. Chazen are governed by his employment agreement, dated January 28, 2010, which is for a term expiring in January 2015. Under his new contract, if he is eligible for retiree medical benefits, Mr. Chazen may retire upon 90 days’ notice. In such event, the Compensation Committee will consider whether to provide for a cash payment with respect to unvested awards, any such payment to be made only at the time and to the extent the award performance objectives are achieved. If he is terminated by the company without cause, and if Mr. Chazen is eligible for retiree medical benefits, he will be deemed to be retired with the consent of the company and will receive, in lieu of continued employment, an amount equal to two times his highest base salary, payable over a two-year period. Except as noted above, the other terms are consistent with his prior agreement. The following is a summary of the payments and benefits he would have been entitled to receive under his prior employment agreement that was in effect on December 31, 2009.

●	Retirement with the Consent of Occidental. If Mr. Chazen had retired with the consent of Occidental, he would have been entitled to receive:

	1.	Long-term incentive awards:

		○	Full and immediate vesting of RSUs — $911,120 (1)

		○	PSA target shares reduced on a pro rata basis as of the termination date — $899,896 (2)

		○	TSRI target shares reduced on a pro rata basis as of the termination date — $9,773,131 (3)

		○	ROEI target incentive amount reduced on a pro rata basis as of the termination date — $19,049,743 (4)

	2.	Unused vacation pay (one-time lump-sum payment of $606,115).

●
Termination by Occidental with Cause. Occidental may discharge Mr. Chazen for material cause at any time upon 30 days’ written notice. Mr. Chazen would not have received severance or other pay and he would have forfeited any unvested long-term incentive awards, but he would have been entitled to receive:

	1.	Unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”

●	Termination by Occidental without Cause. If Occidental had terminated Mr. Chazen for any reason other than cause, retirement or death, Mr. Chazen would have been entitled to receive:

	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental;”

	2.	Two times his highest annual salary and annual cash bonus target payable over a two-year period between January 1, 2010, and December 31, 2011 (the “compensation period”) ($1,720,000 annually);

3.
Within 90 days following the end of each calendar year, during the compensation period, a lump sum payment equal to the annual contribution he would have received under the defined contribution retirement plans had he not been terminated:

○ Savings Plan — $14,700

○ SRP II — $289,560

4.
Cash payments in lieu of the forfeited portion of all long-term performance-based incentive awards granted prior to his termination that would have vested during the compensation period resulting in the following additional value to that shown under “Retirement with the Consent of Occidental” at the time and subject to the attainment and certification of the underlying performance objectives:

○ PSAs — $299,692 (5)

○ TSRIs — $ 13,328,985 (6)

○ ROEIs — $15,289,674 (7)

●	Payments in the Event of Disability. If Occidental were to have terminated Mr. Chazen for disability, he would have been entitled to receive:

	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental.”

●	Payments in the Event of Death. In the event of Mr. Chazen’s death, his beneficiaries would have been entitled to receive:

	1.	Life insurance proceeds equal to two times his base salary ($1,440,000); and

	2.	The payments and benefits disclosed under “Retirement with the Consent of Occidental.”

●	Termination by Mr. Chazen. Mr. Chazen may terminate his agreement at any time upon 60 days’ written notice. If Mr. Chazen had terminated the agreement, he would have been entitled to receive:

	1.	Unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”

●	Change of Control. Had a change of control occurred, Mr. Chazen would have been entitled to receive:

1.
All unvested long-term incentive awards as disclosed under “Retirement with the Consent of Occidental” and in paragraph 4 under “Termination by Occidental without Cause,” except that performance awards would have vested fully at target and the right to receive amounts in excess of target would have been forfeited. The additional amounts attributable to vesting at target would have been:

○ TSRIs — $5,677,643 (6)

○ ROEIs — $1,660,584 (7)

	2.	If he were terminated as part of the change of control, the payments and benefits shown under “Termination by Occidental without Cause.”

●
Maximum Payout. The maximum payable to Mr. Chazen under any of the scenarios was $71,240,843 (representing cash and equity payments) which would have occurred in the Change of Control situation and his termination as part of the change of control.

mr. de brier. Potential payments to Mr. de Brier are governed by his amended and restated employment agreement, dated October 9, 2008, which is for a term expiring in May 2013. The only changes effected by the amendment and restatement were to conform to the requirements of Section 409A. The following is a summary of the payments and benefits he would have been entitled to receive if the event specified occurred as of December 31, 2009:

●	Retirement with the Consent of Occidental. If Mr. de Brier had retired with the consent of Occidental, he would have been entitled to receive:

	1.	Long-term incentive awards:

		○	Full and immediate vesting of RSUs — $195,240 (1)

		○	PSA target shares reduced on a pro rata basis as of the termination date — $482,048 (2)

		○	TSRI target shares reduced on a pro rata basis as of the termination date — $1,898,122 (3)

		○	ROEI target incentive amount reduced on a pro rata basis as of the termination date — $3,701,417 (4)

	2.	Unused vacation pay (one-time lump-sum payment of $91,908 ) ; and

	3.	Life insurance for the remainder of his life equal to his highest career annual salary ($551,000) (current annual premium of approximately $48,361).

●
Termination by Occidental with Cause. If Occidental had terminated Mr. de Brier for cause, Mr. de Brier would not have received severance or other pay and he would have forfeited any unvested long-term incentive awards, but he would have been entitled to receive:

	1.	The unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”

●	Termination by Occidental without Cause. If Occidental had terminated Mr. de Brier for any reason other than cause, retirement or death, Mr. de Brier would have been entitled to receive:

	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental;”

2.
Two times his highest annual salary and annual cash bonus target payable over a two-year period between January 1, 2010, and December 31, 2011 (the “compensation period”) ($936,700 annually). During the compensation period, Mr. de Brier may not accept employment with, or act as a consultant or perform services for any entity engaged in any energy-related business without Occidental’s consent;

3.
Within 90 days following the end of each calendar year, during the compensation period, a lump sum payment equal to the annual contribution he would have received under the defined contribution retirement plans had he not been terminated:

○ Savings Plan — $14,700

○ SRP II — $148,566

4.
Cash payments in lieu of the forfeited portion of all long-term performance-based incentive awards granted prior to his termination that would have vested during the compensation period resulting in the following additional value to that shown under “Retirement with the Consent of Occidental” at the time and subject to the attainment and certification of the underlying performance objectives:

○ PSAs — $160,536 (5)

○ TSRIs — $2,630,400 (6)

○ ROEIs — $3,036,466 (7)

●	Payments in the Event of Disability. If Occidental were to have terminated Mr. de Brier for disability, he would have been entitled to receive:

	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental;” and

2.
Sixty percent of his salary less the amount paid annually pursuant to Occidental’s Long-Term Disability Plan through age 70 (assuming the disability continues for the maximum covered period) — $117,540 annually.

●	Termination by Mr. de Brier. If Mr. de Brier terminated his contract, he would have been entitled to receive:

	1.	Unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”

●	Payments in the Event of Death. In the event of Mr. de Brier’s death, his beneficiaries would have been entitled to receive:

	1.	Life insurance proceeds equal to three times his base salary ($1,487,700); and

	2.	The payments and benefits disclosed in paragraphs 1 and 2 under “Retirement with the Consent of Occidental.”

●	Change of Control. Had a change of control occurred, Mr. de Brier would have been entitled to receive:

1.
All unvested long-term incentive awards as disclosed under “Retirement with the Consent of Occidental” and in paragraph 4 under “Termination by Occidental without Cause,” except that performance awards would have vested fully at target and the right to receive amounts in excess of target would have been forfeited. The additional amounts attributable to vesting at target would have been:

○ TSRIs — $1,135,554 (6)

○ ROEIs —$332,117 (7)

	2.	If he were terminated as part of the change of control, the payments and benefits shown under “Termination by Occidental without Cause.”

●
Maximum Payout. The maximum payable to Mr. de Brier under any of the scenarios was $15,700,474 (representing cash and equity payments) and $48,361 (representing the estimated value per year for continuation of other benefits) which would have occurred in the Change of Control situation and his termination as part of the change of control.

mr. albrecht. Mr. Albrecht does not have an employment agreement.

●	Retirement with the Consent of Occidental. If Mr. Albrecht had retired with the consent of Occidental, he would have been entitled to receive:

	1.	Long-term incentive awards:

		○	Full and immediate vesting of RSUs — $244,050 (1)

		○	TSRI target shares reduced on a pro rata basis as of the termination date — $483,062 (3)

		○	ROEI target incentive amount reduced on a pro rata basis as of the termination date — $903,606 (4)

	2.	Unused vacation pay (one-time lump-sum payment of $36,750 ) .

●
Termination by Occidental with Cause. If Occidental had terminated Mr. Albrecht for cause, Mr. Albrecht would not have received severance or other pay and he would have forfeited any unvested long-term incentive awards, but he would have been entitled to receive:

	1.	The unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”

●	Termination by Occidental without Cause. If Occidental had terminated Mr. Albrecht for any reason other than cause, retirement or death, Mr. Albrecht would have been entitled to receive:

	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental;” and

2.
Notice and severance pay equal to 12 months base salary ($400,000) pursuant to the Occidental Notice and Severance Pay Plan and, as provided in such Plan, two months of contributions pursuant to the Savings Plan ($4,000) and the SRP II ($4,667) and continued medical and dental coverage for the 12 month notice and severance period at the active employee rate.

●	Payments in the Event of Disability. If Occidental were to have terminated Mr. Albrecht for disability, he would have been entitled to receive:

	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental.”

●	Termination by Mr. Albrecht. If Mr. Albrecht terminated his employment, he would have been entitled to receive:

	1.	Unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”

●	Payments in the Event of Death. In the event of Mr. Albrecht’s death, his beneficiaries would have been entitled to receive:

	1.	Life insurance proceeds equal to two times his base salary ($800,000); and

	2.	The payments and benefits disclosed in paragraphs 1 and 2 under “Retirement with the Consent of Occidental.”

●	Change of Control. Had a change of control occurred, Mr. Albrecht would have been entitled to receive:

1.
All unvested long-term incentive awards as disclosed under “Retirement with the Consent of Occidental” except that performance awards would have vested fully at target and the right to receive amounts in excess of target would have been forfeited. The additional amounts attributable to vesting at target would have been:

○ TSRIs — $2,084,914 (6)

○ ROEIs —$1,896,394 (7)

	2.	If he were terminated as part of the change of control he would also receive the unused vacation pay as disclosed under “Retirement with the Consent of Occidental;” and

	3.	If he were terminated as part of the change of control he would also receive the severance pay and benefits disclosed in paragraph 2 under “Termination by Occidental without Cause.”

●
Maximum Payout. The maximum payable to Mr. Albrecht under any of the scenarios was $5,648,776 (representing cash and equity payments) which would have occurred in the Change of Control situation and his termination as part of the change of control.

mr. olson. Mr. Olson did not have an employment agreement. The following is a summary of the payments and benefits he is entitled to receive under the agreement effective July 12, 2009, entered into with respect to his retirement with the consent of the Company after the close of business on December 31, 2009. In consideration for the amounts payable to him under the agreement, Mr. Olson has agreed to be available to assure a smooth transition and, except as otherwise permitted, not to make public statements about Occidental:

1.	Retirement pay for one year — $432,000

2.	His long-term incentive awards:

	○	Full and immediate vesting of RSUs — $227,780 (1)

	○	PSA target shares reduced on a pro rata basis as of his retirement date — $419,984 (2)

	○	TSRI target shares reduced on a pro rata basis as of his retirement date — $1,883,756 (3)

	○	ROEI target incentive amount reduced on a pro rata basis as of the termination date — $3,726,007 (4)

3.
Cash payments in lieu of the forfeited portion of the long-term, performance-based awards listed in 2 above payable at the time and to the extent the underlying awards performance objectives are attained and certified:

	○	PSA forfeited target shares — $139,867 (5)

	○	TSRI forfeited target shares — $3,262,852 (6)

	○	ROEI forfeited target incentive awards — $2,973,993 (7)

	○	An amount equal to the dividend equivalents that would have been payable on the forfeited awards for the balance of the respective performance periods — $149,339 (8)

4.	Unused vacation pay (one-time lump-sum payment of $86,392).

(1)	Represents the product of the year-end price and the number of unvested RSUs.

(2)
Represents the product of the year-end price of $81.35 and the pro rata target number of PSAs. Actual payout will vary from zero to 200 percent of target depending on attainment of performance objectives and the price of common stock at payout.

(3)
Represents the product of the year-end price, and the pro rata target number of TSRIs. Actual payout will vary from zero to 150 percent of target or zero to 200 percent of target depending on attainment of performance objectives and the price of common stock at payout.

(4)	Represents the ROEI pro rata target incentive amount. Actual payout will vary from zero to 200 percent of target depending on attainment of performance objectives.

(5)
Represents the product of the year-end price, and the additional target number of PSAs that will further vest or, in the case of Mr. Olson, be settled in cash pursuant to his retirement agreement. In the event of termination without cause, actual payout will vary from zero to 200 percent of pro-rated target depending on attainment of performance objectives and the price of common stock at payout.

(6)
Represents the product of the year-end price, and the additional target number of TSRIs that will further vest or, in the case of Mr. Olson, be settled in cash pursuant to his retirement agreement. In the event of termination without cause, actual payout will vary from zero to 150 percent of pro-rated target or zero to 200 percent of target depending on attainment of performance objectives and the price of common stock at payout.

(7)
Represents the additional ROEI target incentive amount that will further vest or, in the case of Mr. Olson, be settled in cash pursuant to his retirement agreement. In the event of termination without cause, actual payout will vary from zero to 200 percent of pro-rated target depending on attainment of performance objectives.

(8)	The amount assumes the quarterly dividend payment will remain at $.33 per share of Occidental Common Stock. Actual payout will vary depending on the dividends actually declared.

PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

Audit and Other Fees

audit and non-audit services pre-approval policy and procedures - The Audit Committee must give prior approval to any management request for any amount or type of service (audit, audit-related and tax services or, to the extent permitted by law, non-audit services) Occidental’s independent auditor provides to Occidental. Additionally, the Audit Committee has delegated to the Committee Chair and Vice Chair full authority to approve any such request provided the Audit Committee Chair presents any approval so given to the Audit Committee at its next scheduled meeting. All audit and audit-related services rendered by KPMG LLP in 2009 were approved by the Audit Committee or the Audit Committee Chair before KPMG was engaged for such services. No services of any kind were approved pursuant to a waiver permitted pursuant to 17 CFR 210.2-01(c)(7)(i)(C).

audit fees - The aggregate audit fees incurred for professional services rendered by KPMG LLP for the years ended December 31, 2009, and December 31, 2008, were $7,881,000 and $8,217,500, respectively. These amounts include fees necessary to perform the annual audit and quarterly reviews in accordance with Generally Accepted Auditing Standards, annual attestation on internal controls over financial reporting and services that generally only the independent auditor can reasonably provide, such as comfort letters, statutory audits, other attestation services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission.

audit related fees - Fees of $770,500 and $685,361 were incurred for professional services rendered by KPMG LLP for the years ended December 31, 2009, and December 31, 2008, respectively, for assurance and related services that are traditionally performed by the independent auditor. More specifically, these services include, among others: employee benefit plan audits, reviews of proposed or consummated transactions and consultation concerning financial accounting and reporting standards.

tax fees - No fees were incurred for tax services rendered by KPMG LLP for the years ended December 31, 2009, and December 31, 2008, respectively.

all other fees - For the years ended December 31, 2009, and December 31, 2008, no fees were incurred for services rendered by KPMG LLP, other than the services described under “Audit Fees” and “Audit Related Fees.”

Report of the Audit Committee

The Audit Committee has reviewed and discussed Occidental’s audited financial statements for the fiscal year ended December 31, 2009, including management’s annual assessment of and report on Occidental’s internal control over financial reporting, with management and KPMG LLP. In addition, the Audit Committee has discussed with KPMG LLP, Occidental’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and currently in effect. The Audit Committee received from KPMG LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended and currently in effect. The Audit Committee has also considered whether the provision of non-audit services provided by KPMG LLP to Occidental is compatible with maintaining their independence and has discussed with KPMG LLP the firm’s independence.

Based upon the reports and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2009, to be filed with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE

Aziz D. Syriani (Chair)
John S. Chalsty
John E. Feick
Irvin W. Maloney
Avedick B. Poladian
Rosemary Tomich
Walter L. Weisman

Ratification of Selection of Independent Auditors

The Audit Committee of the Board of Directors of Occidental has selected KPMG LLP as independent auditors to audit the consolidated financial statements of Occidental and its subsidiaries for the year ending December 31, 2010. KPMG LLP has audited Occidental’s financial statements since 2002. A member of that firm will be present at the Annual Meeting, will have an opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.

A majority of the shares of common stock represented at the Annual Meeting and entitled to vote at the Annual Meeting must vote FOR this proposal to ratify the selection of auditors. Abstentions and broker nonvotes will have the same effect as votes against the proposal. If the stockholders do not ratify the selection of KPMG LLP, the Audit Committee will appoint the independent auditors for 2010, which may be KPMG LLP. If KPMG LLP should decline to act or otherwise become incapable of acting or if its employment is discontinued, the Audit Committee will appoint the independent auditors for 2010.

The Board of Directors recommends that you vote FOR the ratification of the selection of auditors. Your proxy will be so voted unless you specify otherwise.

PROPOSAL 3: RE-APPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS FOR SECTION 162(m) AWARDS UNDER THE 2005 LONG-TERM INCENTIVE PLAN PURSUANT TO TAX DEDUCTION RULES

Introduction

The U.S. Internal Revenue Code limits the tax deductibility of compensation paid to certain executive officers unless the compensation satisfies certain exemptions, one of which is the exception for “performance-based compensation” as defined under Section 162(m). IRS regulations require that if the compensation committee is given the authority under the plan to set specific targets under a performance goal, the material terms of the performance goal must be re-approved by the stockholders every five years. Under these regulations, the material terms include the employees eligible to receive compensation, a description of the business criteria on which the performance goal is based, and the maximum amount of compensation that can be paid to an employee under the performance goal. The Compensation Committee of the Board grants a subset of performance-based awards under the 2005 Long-Term Incentive Plan that are intended to comply with Section 162(m). Therefore, to comply with the IRS tax deduction regulations, Occidental is asking stockholders once again to approve the material terms set forth in the 2005 Plan of the Section 162(m) Awards (other than options or stock appreciation rights). There have been no changes to the material terms previously approved by the stockholders and discussed below, except for the adjustment to reflect the 2006 two-for-one stock split.

Eligible Employees. All officers or employees of Occidental or any of its subsidiaries and any non-employee directors of Occidental are eligible to receive awards under the 2005 Plan (except that non-employee directors are not eligible to receive incentive stock options). The group of employees eligible for Section 162(m) Awards whose compensation generally is subject to performance goals includes senior executives of Occidental and its subsidiaries, including the executive officers and significant employees who are required to file reports under the Securities Exchange Act of 1934.

Performance Goals. The Performance Goals are pre-established targeted levels of any one or more Performance Objectives, and Performance Objectives may be one or more of the following business criteria: A/R day sales outstanding, A/R to sales, debt, debt to debt plus stockholder equity, debt to EBIT or EBITDA, EBIT, EBITDA, EPS, EVA, expense reduction, interest coverage, inventory to sales, inventory turns, net income, operating cash flow, pre-tax margin, return on assets, return on capital employed, return on equity, sales, stock price appreciation, and total stockholder return (TSR), each as defined further in Exhibit B to this Proxy Statement.

Individual Maximum Amounts. Under the terms of the 2005 Plan, no individual may be granted options, stock appreciation rights or other awards in any 36-month period covering more than eight million shares. This share limit is applied to cash-based awards granted to employees covered by Section 162(m) by dividing the target incentive cash amount by the closing price of a share of Occidental common stock on the date of grant of the award.

This proposal and the foregoing description address only the material terms of the Performance Objectives that apply to Section 162(m) Awards under the 2005 Plan, and the description is qualified in its entirety by the full text of the 2005 Plan. Additional information regarding the 2005 Plan, including a summary description, is contained in Exhibit B to this Proxy Statement. A full copy of the 2005 Plan is available on the company’s web site at www.oxypublications.com. In addition, the 2005 Plan is available at the Securities and Exchange Commission’s web site at www.sec.gov, where it is an exhibit to the electronic version of this Proxy Statement. Occidental will provide you with a copy of the 2005 Plan without charge if you write to the Corporate Secretary, 10889 Wilshire Blvd. Los Angeles, California 90024.

Board Recommendation

The Board of Directors believes that the re-approval of the material terms of the performance goals for Section 162(m) Awards (other than stock options and stock appreciation rights) under the 2005 Plan is in the best interest of Occidental and its stockholders and will permit the Compensation Committee to continue to grant Performance-Based Awards that meet the requirements for tax deductibility under Section 162(m).

Voting Information

A majority of the shares represented at the meeting and entitled to vote at the meeting, must vote FOR this proposal.  Your broker may vote your shares on this matter only if you give voting instructions.  Broker non-votes will be disregarded and have the same effect as votes against the proposal.

If the material terms of the performance goals for Section 162(m) Awards (other than options and stock appreciation rights) are not re-approved, the Compensation Committee will examine available alternatives, including granting awards under the 2005 Plan that are not Section 162(m) Awards, but the 2005 Plan will otherwise remain in effect.

The Board of Directors has approved and recommends that you vote FOR the re-approval of the material terms of the performance goals for Section 162(m) Awards under the 2005 Long-Term Incentive Plan.  Your proxy will be so voted unless you specify otherwise.

PROPOSAL 4: ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION PHILOSOPHY AND PRACTICE

The Board welcomes the views of Occidental’s stockholders as to the company’s compensation programs. Accordingly, stockholders are hereby asked to cast a non-binding, advisory vote, commonly known as a “say-on-pay” proposal, to address the following resolution:

RESOLVED, that the stockholders approve the company’s compensation philosophy, objectives and policies as described below:

Occidental’s executive compensation program is designed to attract, motivate and retain outstanding executives, to incentivize them to achieve superior performance in the pursuit of Occidental’s long-term strategic objectives and to reward them for unique or exceptional contributions to overall sustainable value creation for stockholders and the attainment of long- and short-term performance targets.

Specifically, the program is designed to:

○
Maintain a clear linkage between performance and compensation by ensuring that a high percentage of the total compensation of executive officers is “at-risk”, i.e., contingent on the achievement of objectively identifiable performance targets;

○	Apply clear performance measures and associated time horizons that measure both long-term stockholder value creation and the consistent annual execution of Occidental’s business plan;

○
Develop and execute a business model that produces returns well in excess of Occidental’s estimated cost of capital by focusing compensation targets on the following key elements of value creation: capital allocation, risk management, cash flow, and financial strength and flexibility; and

○	Align executive and stockholder interests by requiring a substantial ongoing equity ownership position for executives.

Consistent with the foregoing philosophy, objectives and policies, the company has implemented the following practices:

●	Over 90% of compensation at risk for the Chief Executive Officer and the President. At-risk compensation has a payout range from 0% to 200% depending on the award.

●
Shift in equity awards away from stock options, stock appreciation rights and restricted stock awards to performance-based awards. Occidental has not granted options or SARS since 2006 and has not granted restricted stock since 2005.

●	Increased emphasis on total stockholder return performance targets based upon peer companies and S&P 500 performance comparisons

●	Transparent performance metrics, including return on equity and earnings per share, that are readily ascertainable from Occidental’s public reports

●
Stringent share ownership guidelines, including the requirement that at least 50 percent of the net after-tax shares received pursuant to equity awards granted after 2008 be retained for at least three years after the vesting date.

A majority of the shares of common stock represented at the annual meeting and entitled to vote at the annual meeting must vote for this proposal to approve it. Your vote will not directly affect or otherwise limit or enhance any existing compensation or award arrangement of any of our named executive officers, but the outcome of the say-on-pay vote will be taken into account by the Compensation Committee when considering future compensation arrangements.

The Board recommends that you vote FOR Occidental’s executive compensation philosophy objectives and policies. Your proxy will be so voted unless you specify otherwise.

STOCKHOLDER PROPOSALS

General Information

Occidental has been advised that eight stockholder proposals may be introduced at the Annual Meeting. The Board of Directors disclaims any responsibility for the content of the proposals and for the statements made in support thereof, which, except for any reference to the proposal number, are presented in the form received from the stockholders.

Vote Required to Approve

A majority of the shares of common stock represented at the Annual Meeting and entitled to vote must vote FOR a proposal for a stockholder proposal to be approved. Your broker may vote your shares on these proposals only if you give voting instructions. Abstentions and broker nonvotes have the same effect as votes AGAINST the proposals.

Voting Results

The Report of Inspector of Elections will be included in a Current Report on Form 8-K and published on Occidental’s web site, www.oxy.com, within four business days following the Annual Meeting.

Legal Effect of Approval

The stockholder proposal set forth below is a request to the Board of Directors to consider a matter. If the proposal passes, the Board of Directors may consider, in its business judgment, whether to take the requested action or not, but it is not legally obligated to do so.

Board Action with Respect to Approved Proposals

It has been the practice of Occidental’s Board of Directors to consider matters that are approved by the stockholders and, if appropriate, to refer the matter to the appropriate Board committee for further study and recommendation to the full Board. Generally, this initial consideration and referral takes place at the next regularly scheduled meeting of the Board. Depending on the complexity of the issue and the desire of the committee to seek advice from independent advisors, the committee usually reports to the full Board no later than the final meeting of the calendar year, which is usually held in early December. The final action taken by the Board with respect to the proposals and, if applicable, a timetable for implementation of the Board action, will be posted on www.oxy.com. In prior years, stockholder proposals with respect to poison pills and golden parachutes were approved, and the Board took action to adopt policies responsive to the concerns raised in those proposals.

Stockholder Right to Enforce a Proposal

As explained above, generally stockholder proposals are requests to the Board to consider a matter. If a proposal that is approved requests that the Board take, or refrain from taking, some action and the Board does not do so, then the stockholder may submit the same proposal for consideration at the next Annual Meeting by following the procedures described on page 48. In the alternative, a stockholder may challenge the Board’s business judgment not to implement the proposal by commencing litigation in the Chancery Court of the State of Delaware, Occidental’s state of incorporation. Delaware law contains certain procedural requirements that must be followed before a suit may be commenced, including a requirement that, unless it would otherwise be futile, a demand be made to Occidental identifying the alleged wrongdoers, the wrongdoing allegedly perpetrated and the resultant injury to Occidental and the legal action the stockholder wants the Board to take on Occidental’s behalf.

PROPOSAL 5: ELIMINATION OF COMPENSATION OVER $500,000 PER YEAR

Mr. Robert D. Morse, 212 Highland Ave., Moorestown, NJ 08057, the owner of 3,800 shares of common stock, has notified Occidental that he intends to present the following proposal at the 2010 Annual Meeting:

PROPOSAL:

I propose that the Directors eliminate all remuneration for any one of Management in an amount above $500,000.00 per year, eliminating possible severance pay and funds placed yearly in a retirement account. This excludes minor perks and necessary insurance, and required Social Security payments. The proposal is to become effective after any existing programs are completed.

REASONS:

It is possible for a person to enjoy a profitable and enjoyable life with the proposed amount, and even to underwrite their own retirement plan. The Proxy is required to publish remuneration of only five upper Management personnel. YOUR assets are being constantly diverted for Management’s gain. Most asset gains are the result of a good product or service, produced by the workers, successful advertising, and acceptance by the public market. Just being in a Management position does not materially affect these results, as companies seldom founder due to a changeover.

The only present way to reform excess remuneration at present is to vote “Against” all Directors until they change to lower awards. Several years ago, Ford Motor Company was first to agree with self to return this item, since followed by many but not all companies.

You are asked to take a closer look for your voting decisions, as Management usually nominates Directors, whom may then favor their selectors. The Directors are the group responsible for the need of this Proposal, as they determine remuneration..

Any footnote stating that signed but not voted shares will be voted “at the discretion of Management” . is unfair, as the shareowner may only be wishing to stop further solicitations, and as, on other matters, can “Abstain”. The voting rights are not given voluntarily by not voting.

Please vote “FOR” this Proposal, it benefits you, the owners of the Company.

The Board of Directors' Statement in Opposition

The Board of Directors does not believe that this proposal is in the best interests of Occidental and its stockholders. Attracting and retaining qualified management personnel and motivating them to contribute to the success of Occidental depends in part on its ability to remain competitive with other major corporations and their compensation policies. Using a combination of cash and stock-based compensation ties executive compensation to Occidental's performance and links management's goals with stockholder interests. The proposal, if implemented, would frustrate those efforts.

Moreover, executive compensation matters at Occidental are overseen by the Executive Compensation and Human Resources Committee of the Board that is comprised exclusively of independent directors who do not receive compensation from Occidental other than in their capacity as directors. The Compensation Committee is responsible for maintaining an executive compensation program designed to attract, motivate and retain the most talented and experienced leadership for Occidental. The program is designed around various components of compensation, including base salaries, incentive bonuses, and equity awards. The Board believes that limiting total compensation to $500,000 annually would put Occidental at a competitive disadvantage and significantly impede its ability to recruit and retain talented executive leadership.

Accordingly, the Board of Directors recommends that you vote AGAINST the foregoing stockholder proposal. Your proxy will be so voted unless you specify otherwise on the proxy card.

PROPOSAL 6: POLICY TO SEPARATE ROLES OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Legal and General Assurance (Pensions Management) Limited, One Coleman Street, London, EC2R 5AA, the owners of 30,795 shares of common stock, together with the American Federation of Labor and Congress of Industrial Organizations, 815 Sixteenth Street, N.W. Washington, D.C. 20006, the owners of 614 shares of common stock, has notified Occidental that it intends to present the following proposal at the 2010 Annual Meeting:

Resolved: The shareholders of Occidental Petroleum Corporation (the “Company”) request that the Board of Directors establish a policy whereby, whenever possible, the roles of Chairman of the Board of Directors and Chief Executive Officer shall be separate, such that an independent director who has not served as an executive officer of the company shall serve as Chairman of the Board. This proposal shall not apply to the extent that compliance would breach any contractual obligations in effect at the time of the 2010 shareholder meeting.

SUPPORTING STATEMENT

We support separating the roles of Board Chairman and CEO as a basic element of sound corporate governance. The task of the CEO is to manage the company. The primary task of the Board of Directors is to protect shareholders’ interests by providing independent oversight of management and the CEO. It is difficult for a manager to oversee his or her performance.

In our view, the Board will likely accomplish both roles more effectively by separating the roles of Chairman and CEO. An independent Chairman can enhance investor confidence in a company and strengthen the integrity of its Board of Directors.

A number of respected institutions recommended such separation. CalPERS’ Corporate Core Principles and Guidelines state that “the independence of a majority of the Board is not enough” and that “the leadership of the Board must embrace independence, and it must ultimately change the way in which directors interact with management.” A commission of The Conference Board stated in a 2003 report: “Each corporation should give careful consideration of separating the offices of Chairman of the Board and CEO…The Chairman would be one of the independent directors.” In 2009 the Milstein Center at Yale School of Management issued a report, endorsed by a number of investors and board members, that recommended splitting the two positions as the default provision for U.S. companies.

Occidental Petroleum currently entrusts both responsibilities to one individual, with a “lead independent director” appointed by the non-management directors. We do not view this arrangement as a satisfactory alternative to a clean division of responsibilities between a CEO and an independent chairman.

We believe that independent monitoring of management’s performance at this crucial time is imperative and can be best achieved by having an independent Chairman leading the Board.

We urge you to vote FOR this resolution.

The Board of Directors' Statement in Opposition

The Board believes that its current governance structure supports the independent oversight of management, including the Chief Executive Officer; and that accordingly, it is not necessary to separate the office of Chairman and Chief Executive Officer. Specifically, Occidental maintains the following governance structure:

●	Designated Lead Independent Director, whose duties, in addition to serving as a liaison between the Chairman and the other independent directors, include:
	○	advising the Chairman on the schedule and agenda of Board meetings,
	○	recommending the retention of consultants for the Board,
	○	assisting in assuring compliance with corporate governance policies,
	○	coordinating and moderating the agenda for executive sessions of the independent directors, and
	○	along with the members of the Executive Compensation and Human Resources Committee, evaluating the performance of the Chief Executive Officer.
●	Two-thirds of the Board must be independent. Currently, twelve of thirteen directors are independent.
●	All key Board Committees are composed entirely of independent directors.
●	Long-established Governance Policies (See Exhibit A).
●	Regular investor engagement.

In addition, Occidental has demonstrated:

●	Excellent Total Shareholder Return Performance relative to its peers.
●	Compensation practices that emphasize performance as measured by transparent and readily verifiable measures.
●	Good corporate governance practices as evidenced by independent ratings.

The Board believes that its current policies already allow for independent oversight of the Chief Executive Officer and management. Moreover, these governance policies and practices are reflected in Occidental’s superior performance relative to its peers. Therefore, the Board believes that splitting the roles of Chairman and Chief Executive Officer would be an unnecessary change.

Accordingly, the Board of Directors recommends that you vote AGAINST the foregoing stockholder proposal. Your proxy will be so voted unless you specify otherwise on the proxy card.

PROPOSAL 7: PERCENTAGE OF STOCKHOLDER OWNERSHIP REQUIRED TO CALL SPECIAL MEETINGS

Mr. Emil Rossi, P.O. Box 249, Boonville, CA 95415-0249, the owner of 552 shares of common stock, has notified Occidental that he intends to present the following proposal at the 2010 Annual Meeting:

RESOLVED, Shareowners ask our board to take the steps necessary to amend our bylaws and each appropriate governing document to give holders of 10% of our outstanding common stock (or the lowest percentage allowed by law above 10%) the power to call special shareowner meetings. This includes a large number of small shareowners who can combine their holdings to equal the above 10% of holders. This includes that such bylaw and/or charter text will not have any exception or exclusion conditions (to the fullest extent permitted by state law) that apply only to shareowners but not to management and/or the board.

Special meetings allow shareowners to vote on important matters, such as electing new directors, that can arise between annual meetings. If shareowners cannot call special meetings investor returns may suffer. Shareowners should have the ability to call a special meeting when a matter merits prompt attention. This proposal does not impact our board’s current power to call a special meeting.

This proposal topic won more than 66% support at our 2008 annual meeting. This proposal topic also won more than 60% support the following companies in 2009: CVS Caremark (CVS), Sprint Nextel (s), Safeway (SWY), Motorola (MOT) and R.R. Donnelley (RRD).

The merits of this Special Shareowner Meetings proposal should also be considered in the context of the need for improvements in our company’s 2008 and 2009 reported corporate governance status:

The Corporate Library www.thecorporatelibrary.com, an independent investment research firm, rated our company “D” with “High Governance Risk,” “High Concern” in Board Composition and “Very High Concern” in Executive Pay - $222 million for Ray Irani.

CEO Ray Irani’s total realized compensation of $222 million was the second highest total realized compensation figure in The Corporate Library database (as of April 2009) – a considerable portion attributed to exercising options. Additionally, Mr. Irani received $400,000 for tax preparation and financial planning.

“Pay for performance? You must be joking,” by the Corporate Library highlighted Occidental. Meanwhile an October 15, 2009 Time magazine cover article highlighted how OXY retirees fared after OXY discontinued their pensions. This included an age 68 OXY retiree’s “cart mechanic” job and his lifting of 84-lb batteries.

Mr. Irani could receive a payout if total shareholder return was 33% to 49% compared to peers, which is essentially pay for failure – not a policy that represented shareholder interests. Our five executive pay committee members received approximately 25% in withheld votes: Spencer Abraham, John Chalsty, Irvin Maloney, Rodolfo Segovia and Rosemary Tomich.

We did not have an Independent Chairman plus our Lead Director, Aziz Syriani, had 26-years director tenure – independence concerns. Three directors had 25 to 29 years tenure each and seven directors were age 70-to-78 – independence and succession planning concerns. There was no identifiable director succession planning according to The Corporate Library.

The above concerns show there is need for improvement. Please encourage our board to respond positively to this proposal: Special Shareowner Meetings – Yes on 7.

The Board of Directors' Statement in Opposition

Last year Occidental’s Board took the steps, including obtaining stockholders’ approval to amend Occidental's Restated Certificate of Incorporation to provide that the Board of Directors, Chairman of the Board or holders of at least 25 percent of the outstanding common stock may call a special meeting of stockholders subject to compliance with the procedures set forth in the By-laws.

Accordingly, the Board of Directors has no objection to stockholders having the power to call a special meeting of stockholders for any proper purpose. However, the Board of Directors believes that, given the time and significant expense involved in calling a special meeting of stockholders, the threshold for doing so should be significant and that 10 percent of the outstanding holders would be too low.

The Board believes that a meaningful aggregate share ownership requirement properly balances the dual goals of stockholder democracy and efficient corporate governance. The Board believes that requiring stockholders calling a special meeting to own an aggregate of 25 percent or more of the outstanding common stock will prevent a small minority of stockholders from imposing on Occidental the significant financial and administrative burdens associated with special stockholders meetings. For example, given the concentration of significant share ownership among a relatively small number of Occidental stockholders, a 10 percent ownership threshold would mean that just three stockholders would have the power to call a special meeting without regard to the holders of the other 90 percent of the shares.

Allowing a small minority of stockholders to call an unlimited number of special meetings for any reason would be disruptive to Occidental's normal business operations and potentially expensive. Occidental is required to provide each holder of its common stock a notice and proxy materials for every special meeting of stockholders, which results in significant legal, printing and mailing expenses in addition to other costs normally associated with a special meeting. Moreover, preparing for stockholders meetings requires significant attention of Occidental's directors, officers and employees, diverting their attention away from performing their primary function, which is to operate the business of Occidental in the best interests of the stockholders.

Accordingly, the Board of Directors recommends that you vote AGAINST the foregoing stockholder proposal. Your proxy will be so voted unless you specify otherwise on the proxy card.

PROPOSAL 8: REPORT ON ASSESSMENT OF HOST COUNTRY LAWS

The Office of the Comptroller of the City of New York, 1 Centre Street, New York, New York 10007-2341 as the custodian and trustee for the New York City Employees’ Retirement System, the New York City Fire Department Pension Fund, the New York City Police Pension Fund, and the New York City Board of Education Retirement System (the “Funds”), the owners of 960,139 shares, 159,636 shares, 428,365 shares and 47,731 shares, respectively, of common stock, has notified Occidental that it intends to present the following proposal at the 2010 Annual Meeting:

WHEREAS, between 1971 and 2000 Occidental Petroleum conducted oil exploration operations in the Corrientes River region of the Peruvian Amazon, and

WHEREAS, during those years, the company:
●	Dumped an estimated nine billion barrels of toxic wastewater in local rivers and streams (The Independent(UK), 5/4/07 “Oil Company Accused of Dumping Waste in Amazon”)
●	Stored wastes in unlined earthen pits, and
(Powers, Bill. Occidental’s Pollution Prevention Practices in Block 1AB Violated Industry Standards From Inception of Operations in 1975. E-Tech International, 2006. p. 2)

WHEREAS, these toxic wastes contained heavy metals, including arsenic and lead, as well as petroleum hydrocarbons, which caused significant damage to the health of the indigenous Achuar people (Peruvian Ministry of Environmental Health study, DIGESA Informe No 995-2006/DEPA-APRHI/DIGESA, May 2006.)
●	Elevated lead levels have been found in nearly half of Achuar children tested.
(A Legacy of Harm. April 2007.
http://www.amazonwatch.org/amazon/PE/blocklab/a_legacy_of_harm.pdf, p.31)
●	Tests conducted by the Peruvian health ministry in 2005 found dangerous levels of cadmium in almost all indigenous people tested, and
(http://www.minsa.gob.pe/portalMinsa/destacados/archivos/242/RIO%20CORRIENTES.pdf )

WHEREAS, it has been reported that these toxic wastes have also seriously damaged the regions ecosystem, threatening the Achuar people whose livelihoods depend on hunting, fishing, and subsistence agriculture, and
(Los Angeles Times 3/29/08. “Oil and power in Latin America.”)

WHEREAS, a 2009 study by U.S. consulting firm E-Tech International found ongoing soil contamination including metals and chloride at sites formerly operated by Occidental Petroleum, and
(E-Tech International, Evaluation of the Success of Remediation Efforts at Petroleum-impacted Sites in the Corrientes Region of Northern Peru, March 2009)

WHEREAS, in 1984, the Peruvian government classified the area in which Occidental Petroleum operated as “one of the critical environmental zones most damaged in the country,” and
(ONERN: Inventario y evaluación de recursos naturales de la microregión Pastaza-Tigre (departamento de Loreto. Lima, 1984.)

WHEREAS, organizations representing the indigenous population of the Corrientes region have accused Occidental Petroleum of violations of the Peruvian General Health Law (Law 26842) and the Peruvian General Water Law (Decree 17752), which prohibit the dumping of waste that has the potential to contaminate water and/or endanger human health, and
(A Legacy of Harm.
http://www.amazonwatch.org/amazon/PE/blocklab/a_legacy_of_harm.pdf , p. 41)

WHEREAS, Occidental has been accused in a pending civil action brought by the Achuar plaintiffs in 2007 of causing harm to the Achuar people by its environmental practices in Peru, and
(Tomas Maynas Carijano et al v. Occidental Petroleum Corporation et al, California Central District Court)

THEREFORE, be it resolved that shareholders request the Board of Directors to conduct a review of the company’s policies and procedures that guide Occidental’s assessment of host country laws and regulations in the company’s overseas operations, with respect to their adequacy to protect the environment and the health and human rights of indigenous populations. Furthermore, be it resolved that a report on the results of this review shall be made available to shareholders by November, 2010. This report is to be prepared at reasonable expense and contain no proprietary or confidential information.

The Board of Directors' Statement in Opposition

Occidental assesses host country laws, including those relating to environmental protection, health and human rights, as a part of its ordinary business operations. Further, as part of its mandate, the Corporate Governance, Nominating and Social Responsibility Committee of the Board of Directors (the Social Responsibility Committee) periodically reviews both Occidental’s social responsibility policies, programs and practices as well as the Human Rights Policy. Occidental's Human Rights Policy already addresses the issues that are the subject of this proposal, including giving appropriate regard to the health, safety and environment of communities in which Occidental operates.

In addition, the Environmental, Health and Safety Committee of the Board of Directors reviews and discusses with management the status of health, environment and safety (HES) issues, including compliance with applicable HES laws and regulations, the adequacy of HES policies and procedures, results of internal compliance reviews and remediation projects; and reports periodically to the Board of Directors with respect to HES matters.

Each year, Occidental publishes a Social Responsibility Report which includes, among other things, a description of any areas for improvement identified by the Social Responsibility Committee or the Environmental, Health and Safety Committee. The Social Responsibility Report and web pages addressing social responsibility practices in connection with Occidental’s operations are available at www.oxy.com.

Accordingly, the Board of Directors recommends that you vote AGAINST the foregoing stockholder proposal. Your proxy will be so voted unless you specify otherwise on the proxy card.

PROPOSAL 9: DIRECTOR ELECTION MAJORITY VOTE STANDARD

The United Brotherhood of Carpenters and Joiners of America, 101 Constitution Ave., N.W., Washington, DC 20001, the owners of 12,415 shares of common stock, has notified Occidental that it intends to present the following proposal at the 2010 Annual Meeting:

Director Election Majority Vote Standard Proposal

Resolved: That the shareholders of Occidental Petroleum Corporation (“Company”) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

Supporting Statement: In order to provide shareholders a meaningful role in director elections, the Company’s director election vote standard should be changed to a majority vote standard. A majority vote standard would require that a nominee receive a majority of the votes cast in order to be elected. The standard is particularly well-suited for the vast majority of director elections in which only board nominated candidates are on the ballot. We believe that a majority vote standard in board elections would establish a challenging vote standard for board nominees and improve the performance of individual directors and entire boards. Occidental Petroleum presently uses plurality vote standard in all director elections. Under the plurality vote standard, a nominee for the board can be elected with as little as a single affirmative vote, even if a substantial majority of the votes cast are “withheld” from the nominee.

In response to strong shareholder support for a majority vote standard in director elections, a strong majority of the nation’s leading companies, including Intel, General Electric, Motorola, Hewlett-Packard, Morgan Stanley, Wal-Mart, Home Depot, Gannett, Marathon Oil, and Safeway have adopted a majority vote standard in company bylaws or articles of incorporation. Additionally, these companies have adopted director resignation policies in their bylaws or corporate governance policies to address post-election issues related to the status of director nominees that fail to win election. However, Occidental Petroleum has responded only partially to the call for change, simply adopting a post-election director resignation policy that sets procedures for addressing the status of director nominees that receive more “withhold” votes than “for” votes. The plurality vote standard remains in place.

We believe that a post-election director resignation policy without a majority vote standard in Company bylaws or articles is an inadequate reform. The critical first step in establishing a meaningful majority vote policy is the adoption of a majority vote standard. With a majority vote standard in place, the Board can then consider action on developing post-election procedures to address the status of directors that fail to win election. A majority vote standard combined with a post-election director resignation policy would establish a meaningful right for shareholders to elect directors, and reserve for the Board an important post-election role in determining the continued status of an unelected director. We feel that this combination of majority vote standard with a post-election policy represents a true majority vote standard.

The Board of Directors' Statement in Opposition

The Board of Directors believes that this proposal does not significantly benefit Occidental and its stockholders for four reasons:

▪	The Company currently does require that any Director who fails to win a majority vote must submit his or her resignation to the Board.

▪	There can be no assurance whatsoever that the proposal “would result in a more effective Board;” in fact, the contrary may be the case.

▪	It is not at all clear that the proposal would make it easier to replace an incumbent Director who has fallen out of favor with the stockholders.

▪	The proposal would increase the cost of the Annual Meetings by increasing proxy solicitation costs.

Occidental currently elects its directors, other than first-time nominees, by a plurality standard, meaning that the nominees who receive the most affirmative votes are elected to the board. Pursuant to Occidental’s By-laws, if an incumbent director does not receive a majority of votes cast in an uncontested election, then he or she must tender his or her resignation. The Corporate Governance, Nominating and Social Responsibility Committee then will consider the resignation and possible responses to it, and make a recommendation to the full Board of Directors, which the Board must consider within 90 days of the certification of the stockholder vote.

The Board does not believe that electing directors under a majority voting standard would result in a more effective board. For the past five years, no director has received less than a majority of the votes cast at any annual meeting. Consequently, this proposal would have had no effect on the results of director elections during that period. Even without this proposal, Occidental stockholders have been successful in electing responsible, objective directors, who consistently protect the best interests of Occidental and its stockholders.

Additionally, plurality voting makes it easier to replace an incumbent director who has fallen out of favor with many stockholders. Delaware law provides that a director is elected to serve until his or her successor is elected and qualified. In the case of majority voting, if an incumbent director fails to receive a majority vote, or if no candidate in a contested election receives a majority vote, the incumbent would remain in office until removed by stockholders or until a successor was elected even if the opposing candidate received more favorable votes than the incumbent. Occidental’s policy, however, would allow the Board of Directors to replace a director fairly quickly.

Further, this proposal could unnecessarily increase the cost of soliciting stockholder votes. Occidental may be required to take additional actions, such as conducting telephone solicitation campaigns, second mailings or other vote-getting strategies, to obtain the required vote to elect directors, all of which would likely result in increased spending by Occidental for routine elections. The Board does not believe this would be an appropriate use of Occidental and stockholder resources.

Accordingly, the Board of Directors recommends that you vote AGAINST the foregoing stockholder proposal. Your proxy will be so voted unless you specify otherwise on the proxy card.

PROPOSAL 10: REPORT ON INCREASING INHERENT SECURITY OF CHEMICAL FACILITIES

Green Century Capital Management, 114 State Street, Ste 200, Boston, MA 02109, the owners of 120 shares of common stock, has notified Occidental that it intends to present the following proposal at the 2010 Annual Meeting:

Report on Increasing Inherent Security of Chemical Facilities

Whereas: Security at chemical facilities has become one of the most important issues facing our country. Across the United States, thousands of facilities use, store and transport extremely hazardous substances in large quantities that pose major risks to surrounding communities, employees, and the environment.

According to Risk Management Plans (RMPs) filed by companies with the U.S. Environmental Protection Agency (EPA), at over 100 of these facilities more than one million people live in an area where they could be seriously injured or killed in the event of a catastrophic incident such as a chemical accident or terrorist attack.

A report by the Army Surgeon General in 2003 ranked an attack on a chemical plant second only to a widespread biological attack in the magnitude of its hazard to the public. Numerous other government agencies and private groups have published warnings about these dangers.

Occidental operates chemical facilities in the Untied States through its chemical segment, Occidental Chemical (OxyChem). Four OxyChem plants put at least one million people at risk in the event of a catastrophic release of chemicals caused by an accident or terrorist attack.

OxyChem also transports hazardous chemical by rail. According to a February 2008 news release from the Association of American Railroads, “It is time for the nation’s big chemical companies to stop making the dangerous chemicals that can be replaced by safer substitutes or new technologies… If chemical companies would take that step, the threat of a terrorist attack would be greatly reduced and America would be a safer place.”

It is often possible for a company to increase the inherent security of a facility and decrease the number of people at risk of harm by switching to chemicals that are less acutely hazardous, reducing the quantities of extremely hazardous substances stored at facilities, altering the processes used at facilities, or locating facilities outside densely populated areas.

Improving physical security through such steps as hiring additional security guards, building perimeter fences and designing stronger railcars may not reduce the number of people endangered by a facility or transport route.

Clorox, another chemical company that uses chlorine, announced in November 2009 that it is converting all of its facilities using chlorine to safer chemical processes, which will “strengthen [its] operations and add another layer of security.”

RESOLVED: Shareholders request that the independent directors of the Board prepare a report, at reasonable cost and omitting proprietary information, on the implications of a policy for reducing potential harm and the number of people in danger from potential catastrophic chemical releases by increasing the inherent security of OxyChem facilities through steps including reducing the use, storage and transportation of extremely hazardous substances, reengineering processes, and locating facilities outside high-population areas. The report should be available to investors by August 2010.

The Board of Directors' Statement in Opposition

The safety and security of Occidental’s operations worldwide is a core value of the Board of Directors, management and employees, as reflected in its Health, Environment and Safety (HES) Principles ( available at www.oxy.com ) . Occidental has a long-standing HES management system, with specific HES policies and procedures to evaluate and mitigate potential risks to people and the environment in the communities where the Company operates. The Environmental, Health and Safety Committee of the Board actively oversees Occidental’s HES management system and provides consistent attention to potential safety and security risks.

Occidental Chemical Corporation, through its subsidiaries and affiliates (collectively, OxyChem), is a leading manufacturer of chlorine, vinyl chloride and other commodity chemicals that provide substantial benefits to society. OxyChem’s HES Risk Management Program encompasses process safety, transportation and security risks. This program includes detailed procedures to identify, evaluate and mitigate risks and thereby enhance the safety and security of its facilities and operations. These policies and procedures comply with regulatory requirements of the Department of Homeland Security (DHS), Coast Guard, Environmental Protection Agency, Department of Transportation and Occupational Safety and Health Administration. In addition, OxyChem was one of the first chemical companies to engage cooperatively with the DHS to enhance the security of facilities and chemical transportation through a combination of physical, procedural and technological measures. OxyChem also meets the more stringent requirements of the American Chemistry Council’s Responsible Care® Program. Under the Responsible Care Security Code, members must complete vulnerability assessments, develop and implement security plans, and verify the implementation of physical enhancements through independent third parties such as local law enforcement and emergency response officials. The DHS has also designated this Code as a “Qualified Anti-Terrorism Technology.” OxyChem rigorously audits compliance with regulatory and Company requirements, and the results of these audits are reported to the Environmental, Health and Safety Committee of the Board.

Through the efforts of its dedicated employees and significant capital investment, OxyChem has streamlined its manufacturing and logistics, enabling it to reduce stored volumes and surface transportation of certain chemicals, to change manufacturing processes, including eliminating the use of mercury in its North American chlor-alkali manufacturing facilities, and to install redundant systems that enhance safety and security. OxyChem continues to evaluate other opportunities through its HES Risk Management Program.

The Board of Directors believes that Occidental’s HES management system, including its detailed policies, procedures and HES Risk Management Program, already address the concerns stated in the Proposal, and that the requested report is unnecessary. Furthermore, the specific measures that OxyChem has implemented reflect confidential security information and proprietary financial and operational data, so disclosure in a report could compromise the security of OxyChem's facilities, its employees, and the surrounding communities.

Accordingly, the Board of Directors recommends that you vote AGAINST the foregoing stockholder proposal. Your proxy will be so voted unless you specify otherwise on the proxy card.

PROPOSAL 11: POLICY ON ACCELERATED VESTING IN THE EVENT OF A CHANGE IN CONTROL

The Amalgamated Bank’s LongView LargeCap 500 Index Fund, 275 Seventh Avenue, New York New York 10001 the owners of 189,045 of common stock, has notified Occidental that it intends to present the following proposal at the 2010 Annual Meeting:

RESOLVED: The shareholders hereby ask the board of directors of Occidental Petroleum Corporation (the “Company”) to adopt a policy that in the event of a change of control of the Company, there shall be no acceleration in the vesting of any equity award to a senior executive, provided that any unvested award may vest on a pro rata basis up to the time of a change of control event. To the extent any such unvested awards are based on performance, the performance goals must have been met. This policy shall apply to future awards without affecting any contractual obligations that may exist at the time.

SUPPORTING STATEMENT

Under various employment agreements and plans, the Company’s senior executives will receive “golden parachute” awards under specified circumstances following a change in control of the Company.

We support the concept of performance-based equity awards to senior executives to the extent that such awards are tailored to promote performance and align executives’ interests with those of the shareholders. We also believe that severance payments may be appropriate in some circumstances following a change of control.

We are concerned, however, that the Company’s current practices can disregard performance criteria upon a change of control. Instead, they can permit full and immediate accelerated vesting of unearned equity awards.

Occidental Petroleum’s March 2009 proxy summarizes the Company’s potential exposure if unvested equity awards should vest upon a change in control. According to the Company’s 2009 proxy, if there had been a change of control at the end of 2008, Dr . Irani would have been eligible to receive approximately $131 million in long-term incentive awards, $76 million of which would have represented full accelerated vesting of those awards, plus a gross-up payment to cover any tax liability (the amount of which the Company did not estimate). Other senior executives would have received full accelerated vesting of awards worth between $6.8 and $32.5 million apiece.

Moreover, the Company’s current incentive plans use a “single trigger” for eligibility, which enables senior executives to receive payments from accelerated equity awards upon a change of control, regardless of whether the executive has been terminated. Such payments can occur with only a 20% ownership change.

The Company has previously recognized that unjustified windfalls can occur if unvested equity awards fully accelerate upon certain events. In 2009 the Company announced that future awards of stock options, stock appreciation rights or restricted stock units would vest only on a pro rata basis upon death; if those awards were performance-based, the performance goals must have been met. The announced modification does not affect accelerated vesting of equity awards following a change of control, however. We believe that this omission is unwarranted.

The vesting of equity awards over a period of time is intended to promote long-term improvements in performance. The link between pay and long-term performance can be severed if awards pay out on an accelerated schedule.

We urge you to vote FOR this proposal.

The Board of Directors' Statement in Opposition

The Board of Directors believes that the acceleration of equity awards in the event of change of control generally is warranted and, to the extent it is not, Occidental’s 2005 Long-Term Incentive Plan permits the Compensation Committee to override acceleration. Since 2006 the only equity awards that Occidental has granted have been performance-based awards that used total stockholder return relative to Occidental’s peers and, since 2009, the S&P 500 Index, to determine payout. Occidental believes that the acceleration of vesting and the payout of these awards at target in the event of a change of control are appropriate for the following reasons:

•	Reinforces the awards objective of incentivizing executives to increase stockholder value;
•	Ensures that executives generally receive the incentive indended at the time the award was granted;
○ Vesting and payout at target means the executive has forgone the opportunity to receive up to 200% of target, even if it appears that attainment would be more likely than not.
•	Simplifies the calculation and disposition of the executive’s compensation in connection with a change of control transaction as it streamlines the disposition of the award; and
•
Eliminates the complexities associated with adjusting awards and the related performance objective to take the transaction into account or, in the event adjustment is not possible, eliminates replacement awards.

As noted by the Proponent, Occidental does endorse pro rata vesting in the event of death, retirement with the consent of Occidental or termination without cause, in each case with payout to be determined at the end of the performance period based on the performance level achieved. Those instances contemplate the continuation of the Company and the ability to determine performance level at a future date. However, in the event of a potential change of control transaction, Occidental believes the executives’ judgment should not be influenced by the concern that the award will be significantly reduced and future measurement (if even possible) of the performance level will not reflect the executives’ contributions through the consummation of the transaction or even thereafter.

Accordingly, the Board of Directors recommends that you vote AGAINST the foregoing stockholder proposal. Your proxy will be so voted unless you specify otherwise on the proxy card.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS

Stockholders interested in submitting a proposal for inclusion in the proxy statement and proxy card relating to the 2011 Annual Meeting of Stockholders may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, stockholder proposals must be addressed to Occidental’s Corporate Secretary at 10889 Wilshire Boulevard, Los Angeles, California 90024, facsimile number 310-443-6977, and be received no later than November 24, 2010.

Under Occidental's By-laws, stockholders must follow certain procedures to introduce an item of business at an annual meeting that is not included in the proxy materials. These procedures require that any such item of business must be submitted in writing to the Corporate Secretary at 10889 Wilshire Boulevard, Los Angeles, California 90024. Notice of the proposed item of business must be received between February 6, 2011, and February 26, 2011, and must include the information required by Occidental's By-laws. A copy of the By-laws may be obtained by writing to the Corporate Secretary at the address listed above.

In either case, the stockholder submitting the proposal or a representative of the stockholder must present the proposal in person at the meeting.

The chairman of the meeting may refuse to allow the transaction of any item of business not presented in compliance with Occidental’s By-laws. In addition, the proxies solicited on behalf of the Board of Directors will have discretionary authority to vote against any such item of business.

NOMINATIONS FOR DIRECTORS FOR TERM EXPIRING IN 2012

Nominating Committee Policy

It is the policy of the Nominating Committee to consider nominees recommended by stockholders if the stockholder complies with the procedures outlined below. In prior years, the Nominating Committee has identified candidates through recommendations from other non-management directors, executive officers, including the Chief Executive Officer, and other third parties. The Nominating Committee anticipates that, if a vacancy on the Board were to occur for the term expiring in 2012, it would use these sources as well as stockholder recommendations to identify candidates.

In deciding if a candidate recommended by a stockholder or identified by another source is qualified to be a nominee, it is the Nominating Committee’s policy to consider:

•	Whether the candidate is independent as defined in Occidental’s Corporate Governance Policies and as applied with respect to Occidental and the stockholder recommending the nominee, if applicable;

•	Whether the candidate has the business experience, character, judgment, acumen and time to commit in order to make an ongoing positive contribution to the Board;

•
Whether the candidate would contribute to the Board achieving a diverse and broadly inclusive membership, including the achievement of the diversity goals set forth in Occidental’s corporate governance policies further described on page A-1, Exhibit A: Corporate Governance Policies and Other Governance Measures; and

•
Whether the candidate has the specialized knowledge or expertise, such as financial or audit experience, necessary to satisfy membership requirements for committees where specialized knowledge or expertise may be desirable.

If there is a vacancy and the Nominating Committee believes that a recommended candidate has good potential for Board service, the Nominating Committee will arrange an interview with the candidate. Pursuant to its Charter, the Nominating Committee will not recommend any candidate to the Board who has not been interviewed by the Nominating Committee.

In accordance with its charter, the Nominating Committee annually reviews its performance and reports its findings to the Board. The Nominating Committee also assists the Board in performing its self evaluation, which includes an assessment of whether the Board has the necessary diversity of skills, backgrounds and experiences to meet the company’s ongoing needs.

Procedure to Recommend Candidates

Stockholder recommendations must be received by the Corporate Secretary of Occidental between September 1 and November 30 of the year preceding the meeting. Each recommendation must include the following information:

1.	As to each person whom the stockholder proposes for election or reelection as a director:

	•	The name, age, business address and residence address of the person;

	•	The principal occupation or employment of the person;

	•	The class or series and number of shares of capital stock of Occidental which are owned beneficially or of record by the person; and

•
Any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission.

2.	As to the stockholder making the recommendation:

	•	The name and address of record of such stockholder; and

	•	The class or series and number of shares of capital stock of Occidental which are beneficially owned by the stockholder.

The stockholder’s recommendation must include the recommended person’s written consent to being named as a nominee and to serving as a director if elected.

Procedure to Nominate Candidates

Under Occidental's By-laws, stockholders may nominate a person to the Board by complying with the advance notice procedures of the By-laws and attending the annual meeting to make the necessary motion. The notice must be received between September 1 and November 30 of the year preceding the meeting and include the information required by the By-laws.

ANNUAL REPORT

Occidental's 2009 Annual Report on Form 10-K is concurrently mailed to stockholders. The Annual Report contains consolidated financial statements of Occidental and its subsidiaries and the reports thereon of KPMG LLP, independent auditors.

Sincerely,

Donald P. de Brier
Secretary

Los Angeles, California
March 23 , 2010

It is important that proxies be returned promptly. Please complete, sign, date and return the accompanying form or forms of proxy in the enclosed envelope or follow the procedures outlined on the card to submit your proxy by telephone or Internet.

EXHIBIT A:	CORPORATE GOVERNANCE POLICIES AND OTHER GOVERNANCE MEASURES

Over the past several years, the Board of Directors has adopted and put into effect a number of important corporate governance policies described below. The Board of Directors and the management of Occidental believe that good corporate governance enhances stockholder value. Occidental's corporate governance policies, principles and guidelines are intended to improve the performance of Occidental by taking advantage of the collective skills and experience of Occidental's directors and officers.

Board Structure and Operation

size of the board − In determining the size of the Board, the Board of Directors will consider the level of work required from each director, including the requirement that certain Committees be composed entirely of independent directors.

director criteria − Independent directors (as defined below) will comprise at least two-thirds of the members of the Board.

independent director − In order for a director to qualify as an “independent director,” the Board must affirmatively determine that the director has no material relationship with Occidental (either as a partner, stockholder or officer of an organization that has a relationship with Occidental) that would preclude that nominee from being an independent director. For the purpose of such determination, an "independent director" is a director who:

•	Has not been employed by Occidental within the last five years;

•	Has not been an employee or affiliate of any present or former internal or external auditor of Occidental within the last three years;

•	Has not received more than $60,000 in direct compensation from Occidental, other than director and committee fees, during the current fiscal year or any of the last three completed fiscal years;

•
Has not been an executive officer or employee of a company that made payments to, or received payments from, Occidental for property or services in an amount exceeding the greater of $1 million or 2 percent of such other company’s consolidated gross revenues during the current fiscal year or any of the last three completed fiscal years;

•	Has not been employed by a company of which an executive officer of Occidental has been a director within the last three years;

•
Is not affiliated with a not-for-profit entity that received contributions from Occidental exceeding the greater of $1 million or 2 percent of such charitable organization’s consolidated gross revenues during the current fiscal year or any of the last three completed fiscal years;

•	Has not had any of the relationships described above with an affiliate of Occidental; and

•
Is not a member of the immediate family of any person described above. An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) who shares such person’s home.

tenure − Each director will be elected for a term of one year.

retirement − No person 75 or older will be elected a director, unless as to such person such requirement is unanimously waived by the members of the Corporate Governance, Nominating and Social Responsibility Committee and such Committee’s action is ratified and approved by a majority of the disinterested directors on the Board of Directors.

board memberships − No director of Occidental will hold more than four “for-profit” corporate directorships (including his or her Occidental directorship) at any one time.

director stock ownership − Each director will beneficially own at least 5,000 shares of Occidental’s stock within two years of his or her election to the Board.

director compensation − Compensation for directors will promote ownership of Occidental's stock to align the interests of directors and stockholders and the independence of directors.

executive sessions − The independent directors will hold at least two regularly scheduled executive sessions each year at which employee directors and other members of management are not present. The Lead Independent Director will preside at such executive sessions.

board advisors − The Committees of the Board will have standing authorization (including funding), on their own decision, to consult with members of management and to retain legal or other advisors of their choice, which advisors will report directly to the Committee that retained them.

lead independent director − The Board will designate a Lead Independent Director to coordinate the activities of the independent directors and, in addition, to perform the following duties:

•	Advise the Chairman as to an appropriate schedule of Board meetings and the receipt of information from management;

•	Provide the Chairman with input on agendas for the Board and Committee meetings;

•	Recommend to the Chairman the retention of consultants who report directly to the Board;

•	Assist in assuring compliance with the corporate governance policies and recommend revisions to the policies;

•	Coordinate, develop the agenda for and moderate executive sessions of the independent directors;

•	Evaluate, along with the members of the Executive Compensation and Human Resources Committee and the full Board, the Chief Executive Officer's performance; and

•	Recommend to the Chairman the membership of the various Board Committees.

membership of committees − The Corporate Governance, Nominating and Social Responsibility Committee, the Executive Compensation and Human Resources Committee and the Audit Committee will be composed entirely of independent directors and will also satisfy all applicable membership requirements for such.

committee charters − The Corporate Governance, Nominating and Social Responsibility Committee, the Executive Compensation and Human Resources Committee and the Audit Committee will each have a written charter that addresses the committee’s purpose, duties, responsibilities and annual performance evaluation. The committee charters will be available through the Internet at www.oxy.com.

board diversity − The Board is committed to achieving a diverse and broadly inclusive membership by creating equal opportunity for men and women of every race, color, religion, ethnicity, national origin and cultural background.

meetings − The Board will hold at least six regularly scheduled meetings each year.

director orientation and education − Each new director will be provided with materials and information concerning Occidental in order to enable the director to perform the duties of a director. In addition, the Board will provide or sponsor each year eight hours of continuing education designed to enhance the performance of individual directors and the Board of Directors.

director responsibilities − Each director will use his or her best efforts to attend, in person or by telephone, all meetings of the Board and the committees to which such director is appointed. Each director is responsible for being familiar with Occidental’s Governance Principles, the provisions of the Code of Business Conduct applicable to directors and the charter of each committee on which such director serves and for reviewing materials provided in advance of Board and committee meetings.

performance criteria − The Board will establish performance criteria for itself and, annually, will evaluate each director, committee and the overall Board. Board evaluation will include an assessment of, among other things, whether the Board and its committees are functioning effectively and have the necessary diversity of skills, backgrounds and experiences to meet Occidental's needs. Individual director evaluations will include high standards for in-person attendance at Board and committee meetings.

succession planning − The Board of Directors will review on a regular basis Occidental’s policies and principles for recruiting, developing and selecting the persons to succeed the Chief Executive Officer and other executive officers. The review will encompass the background, training, qualities and other characteristics that would be desirable in candidates to succeed the CEO and other executive officers, as well as consideration of possible successors.

communications with directors − Interested parties may communicate with any non-management director by sending a letter to such director’s attention in care of Occidental’s Corporate Secretary, 10889 Wilshire Boulevard, Los Angeles, California 90024.

Other Governance Measures

anti-takeover measures − Occidental does not have a stockholder rights plan (“poison pill”), classified board or similar anti-takeover devices. A copy of the Policy on Stockholder Rights Plans is available through the Internet at www.oxy.com.

confidential voting − All proxies, ballots and other voting material that identify how a stockholder voted are kept confidential, except to permit tabulation by an independent tabulator, to comply with law, to satisfy a stockholder's request for disclosure, in connection with a contested proxy solicitation, or if a stockholder writes a comment on a proxy card or ballot.

code of business conduct − On February 13, 1997, the Board of Directors adopted a comprehensive Code of Business Conduct applicable to all directors, officers and employees that reaffirms Occidental's commitment to high standards of ethical conduct and reinforces Occidental's business ethics, policies and procedures. The Code of Business Conduct includes Occidental’s policies concerning, among other things, compliance with laws, rules and regulations (including insider trading laws); conflicts of interest (including corporate opportunities); and protection of corporate assets. The Audit Committee is responsible for monitoring compliance with the Code of Business Conduct. The Code of Business Conduct is available through the Internet at www.oxy.com.

human rights policy − In December 2004, Occidental adopted a formal Human Rights Policy that sets forth Occidental’s commitment to promoting human rights in the areas where it operates. A summary of the policy is contained in the Code of Business Conduct. The Corporate Governance, Nominating and Social Responsibility Committee is responsible for monitoring compliance with the Human Rights Policy.

golden parachute policy − The Golden Parachute Policy, as revised in 2005, provides that, subject to certain exceptions, Occidental will not grant Golden Parachute Benefits (as defined in the Policy) to any senior executive that exceed 2.99 times his or her salary plus bonus, unless the granting of such benefits is approved by a vote of Occidental’s stockholders. A copy of the complete Policy is available through the Internet at www.oxy.com.

majority vote director resignation policy − Article III of Occidental’s By-laws provides that, while directors will be elected by a plurality vote, a director who receives a greater number of votes “against” his or her election than votes “for” in any election (a “Majority Against Vote”) must tender his or her resignation. Section 12 of Article III of the By-laws requires the Nominating Committee to consider the resignation and possible responses to it based on the relevant facts and circumstances, and make a recommendation to the Board. The Board must act on the Nominating Committee’s recommendation within 90 days following certification of the stockholder vote by the Inspector of Elections. Any director who tenders his or her resignation pursuant to the By-laws provision cannot participate in the Nominating Committee’s recommendation or Board’s action regarding whether to accept the resignation. The By-laws require the Board of Directors to disclose promptly its decision-making process and decision whether to accept or reject the director’s resignation in a Current Report on Form 8-K furnished to the Securities and Exchange Commission.

compensation consultants − In February 2008, the Board approved a policy requiring that all compensation consultants retained by the Executive Compensation and Human Resources Committee be independent. For purposes of the policy, a consultant is independent if (1) the consultant has not provided executive compensation services with respect to Occidental and its executive officers other than to the Compensation Committee and (2) the consultant firm has not received payment for services (other than to the Compensation Committee) which exceed one percent of such consultant’s gross revenues.

advisory vote on executive compensation − In February 2009, the Board approved a policy that on a regular basis it will submit to stockholders an advisory vote on the executive compensation policy for the named executive officers, as such policy is described in the Proxy Statement.

EXHIBIT B:	PERFORMANCE GOALS AND ADDITIONAL INFORMATION REGARDING 2005 LONG-TERM INCENTIVE PLAN

Performance Goals

Under the 2005 Long-Term Incentive Plan, the Performance Goals are pre-established targeted levels of any one or more Performance Objectives. Performance Objectives may be one or more of the following business criteria, in each case as reported in the financial statements of the Company or applicable subsidiary, division, segment, or unit (“financial statements”):

“A/R Day Sales Outstanding” means trade accounts receivable (A/R)(net of reserves) divided by latest historical day Sales.

“A/R to Sales” means the ratio of accounts receivable to Sales.

“Debt” means all accounts classified as such in the financial statements.

“Debt to Debt plus stockholder equity” means the ratio of Debt to Debt plus stockholder equity.

“Debt to EBIT or EBITDA” means the ratio of Debt to EBIT or EBITDA.

“EBIT” means Net Income before interest expense and taxes, which may be adjusted for special charges, if any.

“EBITDA” means Net Income before interest expense, taxes, depreciation and amortization, which may be adjusted for special charges, if any.

“EPS” means Net Income divided by the weighted average number of Shares outstanding. The Shares outstanding may be adjusted to include the dilutive effect of stock options, restricted stock and other dilutive financial instruments as required by generally accepted accounting principles.

“EVA” means operating profit after tax (OPAT) (which is defined as Net Income after tax but before tax adjusted interest income and expense and goodwill amortization), less a charge for the use of capital (average total capital as such term is used below under “Return on Capital Employed”). Net Income may be adjusted for special charges and acquisition activity costs, if any. The charge for capital is the percentage cost of capital times the average total capital. The cost of capital is the weighted average cost of capital as calculated for the Company.

“Expense Reduction” means reduction in actual expense or an improvement in the expense to Sales ratio compared to a target or prior year actual expense to Sales ratio, which may be adjusted for special charges, if any.

“Interest Coverage” means the ratio of EBIT or EBITDA to interest expense. Net Income may be adjusted for special charges.

“Inventory to Sales” means the ratio of total inventory to Sales.

“Inventory Turns” means the ratio of total cost of goods sold on a historical basis to average net inventory. This ratio may be adjusted for special charges, if any.

“Net Income” means the difference between total Sales plus other revenues and net total costs and expenses, including income taxes.

“Operating Cash Flow” means the net cash provided by operating activities less net cash used by operations and investing activities as shown on the statement of cash flows. The numbers relating to the foregoing may be adjusted for special charges, if any.

“Pre-Tax Margin” means the ratio of earnings before income taxes to Sales. Earnings may be adjusted for special charges, if any.

“Return on Assets” means the ratio of Net Income to total average assets including goodwill. Earnings may be adjusted for special charges and goodwill amortization for comparative purposes.

“Return on Capital Employed” means the ratio of Net Income plus tax-effected interest expense to long-term Debt plus stockholder equity.

“Return on Equity” means the ratio of Net Income to stockholder equity.

“Sales” means sales, service and rental income from third parties net of discounts, returns and allowances.

“Stock Price Appreciation” means an increase, or an average annualized increase, in the stock price or market value of the Shares of the Company after purchase of, or the date of grant of, an award or above a specified stock price.

“Total Stockholder Return or TSR” means the appreciation in the price of a Common Share plus reinvested dividends over a specified period of time.

Summary Description of the 2005 Plan

The following summary is qualified in its entirety by the full text of the 2005 Plan. Capitalized terms used in the summary are used as defined in the 2005 Plan.

awards - The 2005 Plan authorizes stock options, stock units, restricted stock, phantom stock, stock bonuses, stock appreciation rights, stock purchase rights, Performance-Based Awards, dividend equivalents, dividend rights, Shares, as well as other awards (described in Section 5 of the 2005 Plan) responsive to changing developments in management and director compensation. In addition, the 2005 Plan authorizes cash awards, which may be instead of, in addition to or as part of another award. Generally, an option or stock appreciation right will expire, or other award will vest, not more than 10 years after the date of grant.

shares available - Under the 2005 Plan, the aggregate share limit is 66 million Shares, but any Shares issued in connection with awards other than options or stock appreciation rights will be counted against this limit as three Shares for every one Share issued in connection with such award. No individual may be granted options, stock appreciation rights or other awards in any 36-month period covering more than eight million (8,000,000) Shares. See Securities Authorized for Issuance Under Equity Compensation Plans at page B-4.

To prevent dilution or expansion of participants' rights, the number and kind of shares available under the 2005 Plan and then outstanding stock-based awards, as well as exercise or purchase prices, Performance Goals and share limits are subject to adjustment or awards may be exchanged for cash payments or other awards, in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to stockholders.

If an award is forfeited, cancelled, does not vest or is paid in cash, or if Shares are subject to awards that expire or for any reason are terminated, cancelled, or fail to vest, then any unissued Shares allocated to such award will again be available for subsequent awards under the 2005 Plan. Shares subject to options or stock appreciation rights that are exercised will not be available for subsequent awards and the following transactions involving Shares will not result in additional Shares becoming available for subsequent awards under this 2005 Plan: (a) Shares tendered in payment of an option; (b) Shares withheld for taxes; and (c) Shares repurchased by Occidental using option proceeds.

eligibility - All officers or employees of Occidental or any of its subsidiaries and any non-employee directors of Occidental are eligible to receive awards under the 2005 Plan (except that non-employee directors are not eligible to receive incentive stock options). As of December 31, 2009, Occidental had approximately 10,100 employees (9 of whom were executive officers) and 12 non-employee directors.

administration - The 2005 Plan is administered by the Executive Compensation and Human Resources Committee of the Board (the "Administrator") with respect to awards to employees, and by the full Board, acting through the non-employee Directors only, with respect to awards to non-employee Directors . The Administrator determines who is eligible to receive awards, the number of Shares that are to be subject to awards and the terms and conditions of such awards, including, subject to certain restrictions, the price (if any) to be paid for the shares or the award.

stock options - An option is the right to purchase Shares at a future date at a specified price (the "Option Price"). The Option Price per Share may be no less than the Fair Market Value of a share on the date of grant. An option may either be an incentive stock option or a nonqualified stock option.

stock appreciation rights - A stock appreciation right is the right to receive payment of an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right, but will not be less than the Fair Market Value of a Share on the date of grant. Stock appreciation rights may be granted independently or in connection with other awards.

restricted stock awards - Typically, a restricted stock award is an award for a fixed number of Shares subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such Shares and the restrictions (which may include, for example, continued service) imposed on such Shares. Restricted stock may not vest over a period of less than three years.

performance-based awards - Performance-Based Awards are awards whose grant, vesting, exercisability or payment depends upon the satisfaction of any one or more Performance Goals. Performance-Based Awards may be stock-based (payable in Shares only or in cash and Shares) or may be cash-only awards. The performance period may range from one to five years. The Performance Goals are further described above.

stock bonuses - The Administrator may grant a stock bonus to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such Shares) as determined from time to time by the Administrator. The number of Shares so awarded will be determined by the Administrator and may be granted independently or in lieu of a cash bonus.

stock units - Stock units represent a fictitious share of Occidental stock and are generally credited to a recordkeeping account. Typically, the value of a stock unit is based upon the value of an actual share of Occidental stock.

dividend equivalents; dividend rights - Dividend rights or equivalents are amounts payable in cash or Shares (or additional Share units that may be paid in stock or cash) equal to the amount of dividends that would have been paid on shares had the shares been outstanding from the date the stock-based award was granted.

settlements - The Administrator may permit payment of awards under the 2005 Plan in the form of cash, Shares or any combination thereof.

transfer restrictions - Awards under the 2005 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by him or her.

change in control - Unless otherwise determined by the Administrator, generally upon a Change in Control, each option and stock appreciation right will become immediately exercisable, restricted stock will vest, cash and Performance-Based Awards and stock units will become payable and any other rights of a participant under any other award will be accelerated to give the participant the benefit intended under any such award. A Change in Control Event under the 2005 Plan generally includes a 20 percent or more change in ownership, certain changes in a majority of the Board, certain mergers or consolidations, sale of substantially all of Occidental's assets or stockholder approval of a liquidation of Occidental.

amendments; plan termination - The Board may amend or terminate the 2005 Plan. However, no amendment or termination may impair the rights of a participant under an outstanding award in any material way without such participant's consent. Stockholder approval is required for any 2005 Plan amendment that would (a) materially increase the benefits accruing to participants; (b) materially increase the number of securities which may be issued; or (c) materially modify the requirements as to eligibility for participation. Additionally, the exercise price of stock options and stock appreciation rights may not be reduced without stockholder approval.

federal income tax consequences

The following is a brief summary of some of the federal income tax consequences of common transactions under the 2005 Plan based on federal income tax laws in effect on January 1, 2010.

With respect to nonqualified stock options, Occidental is generally entitled to deduct (and the optionee recognizes taxable income in) an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, Occidental is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, however, the difference between the option exercise price and the fair market value of the shares at the time of exercise will be an item of tax preference for determination of the alternative minimum tax (assuming the optionee has met the requisite holding periods). The current federal income tax consequences of other awards authorized under the 2005 Plan generally follow basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, Performance-Based Awards and dividend rights or equivalents are generally subject to tax at the time of payment; and cash-based awards are generally subject to tax at the time of payment. In each of the foregoing cases, Occidental will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2005 Plan in connection with a change in control (as this term is used under the Code), Occidental may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, if the compensation attributable to awards is not "performance-based" within the meaning of Section 162(m) of the Code, Occidental may not be permitted to deduct the aggregate nonperformance-based compensation in excess of $1,000,000 in some circumstances.

specific benefits

Except as set forth in the table below, the number, amount and type of awards to be received by or allocated to eligible persons under the 2005 Plan in the future cannot be determined at this time. Occidental expects that future grants to officers, employees and non-employee directors will not be substantially different from those previously granted under the 2005 Plan. For information regarding options and other equity awards granted to named executive officers of Occidental under the 2005 Plan, see "Executive Compensation" beginning on page 12 and for information on the restricted stock awards granted to non-employee directors, see “Compensation of Directors” on page 10.

The following table sets forth the number and dollar value of restricted stock, which will be awarded in 2010 under the 2005 Plan to the eleven non-employee directors. The information provided assumes that each non-employee director currently chairing a Committee of the Board will continue in that position.

Name and Position	Dollar Value ($) (1)	Number of Shares of Restricted Stock
Non-Employee Director
Spencer Abraham (2)	$509,057	6,280	(2)
John S. Chalsty (3)	$470,148	5,800
Edward P. Djerejian	$405,300	5,000
John E. Feick	$405,300	5,000
Carlos M. Gutierrez	$405,300	5,000
Irvin W. Maloney	$405,300	5,000
Avedick B. Poladian	$405,300	5,000
Rodolfo Segovia (4)	$470,148	5,800
Aziz D. Syriani (5)	$534,996	6,600
Rosemary Tomich (6)	$534,996	6,600
Walter L. Weisman	$405,300	5,000
Non-Employee Directors as a Group (11 persons)	$4,951,145	61,080

(1)	Based on the closing price of the common stock as reported on the New York Stock Exchange Composite Transactions on March 15 , 2010 , which was $81.06.

(2)
Chair of the Executive Compensation and Human Resources Committee. Number of shares shown includes 480 shares attributable to his service as Chairman of the Executive Compensation and Human Resources Committee during the 2009 – 2010 year.

(3)	Chair of the Finance and Risk Management Committee.

(4)	Chair of Environmental, Health and Safety Committee.

(5)	Lead Independent Director and Chair of Audit Committee.

(6)	Chair of Corporate Governance, Nominating and Social Responsibility Committee and Charitable Contributions Committee.

securities authorized for issuance under equity compensation plans

All of Occidental's equity compensation plans for its employees and non-employee directors, pursuant to which options, rights or warrants or other equity awards may be granted, have been approved by the stockholders. Occidental has established several plans that allow it to issue stock-based awards in the form of options, restricted stock units, stock appreciation rights, performance stock awards, total shareholder return incentives and dividend equivalents. These include the 1995 Incentive Stock Plan (1995 ISP), 2001 Incentive Compensation Plan (2001 ICP), Phantom Share Unit Awards Plan and the 2005 Plan. No further awards will be granted under the 1995 ISP and 2001 ICP; however, certain 1995 ISP and 2001 ICP award grants were outstanding at December 31, 2009. An aggregate of 66 million shares of Occidental common stock are reserved for issuance under the 2005 Plan.

The following is a summary of the shares reserved for issuance as of December 31, 2009, pursuant to outstanding options, rights or warrants or other equity awards granted under Occidental’s equity compensation plans:

a)	Number of securities to be issued upon exercise of outstanding options, warrants and rights	b)	Weighted-average exercise price of outstanding options, warrants and rights	c)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column (a))

2,412,576		$30.40		54,208,930 *

* Includes, with respect to:

•	the 1995 ISP, 5,602 shares reserved for issuance pursuant to deferred stock unit awards;

•	the 2001 ICP, 11,931 shares reserved for issuance pursuant to deferred stock unit awards and 1,197 shares reserved for issuance as dividend equivalents on deferred stock unit awards; and

•
the 2005 Plan, 636,034 shares at maximum payout level (318,017 at target level) reserved for issuance pursuant to outstanding performance stock awards, 61,405 shares reserved for issuance pursuant to restricted stock unit awards and 2,952,779 shares at maximum payout level (1,700,390 at target level) reserved for issuance pursuant to total stockholder return incentive awards.

Of the 50,533,604 shares remaining available for future issuance under the 2005 Plan, approximately 43.2 million shares are available for issuance after giving effect to the provision of the plan that each award, other than options and stock appreciation rights, must be counted against the number of shares available for issuance as three shares for every one share covered by the award. Subject to this share count requirement, not more than the approximate 43.2 million shares may be issued or reserved for issuance for options, rights, warrants and other forms of stock compensation.

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through 11:59 P.M. Eastern Time the day prior to Annual Meeting day.

OXY

OCCIDENTAL PETROLEUM CORPORATION

INTERNET
http://www.proxyvoting.com/oxy
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose **MLink**℠ for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect**® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the availability of proxy materials for the Stockholder Meeting to be held on May 7, 2010.
The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com.

WO#
69396

▼ **FOLD AND DETACH HERE** ▼

Please mark your votes as indicated in this example ☒

Proposal 1 Election of Directors.

	FOR	AGAINST	ABSTAIN
01 Spencer Abraham	☐	☐	☐
02 John S. Chalsty	☐	☐	☐
03 Stephen I. Chazen	☐	☐	☐
04 Edward P. Djerejian	☐	☐	☐
05 John E. Feick	☐	☐	☐
06 Carlos M. Gutierrez	☐	☐	☐
07 Ray R. Irani	☐	☐	☐
08 Irvin W. Maloney	☐	☐	☐
09 Avedick B. Poladian	☐	☐	☐
10 Rodolfo Segovia	☐	☐	☐
11 Aziz D. Syriani	☐	☐	☐
12 Rosemary Tomich	☐	☐	☐
13 Walter L. Weisman	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 2 Ratification of selection of KPMG as independent auditors.	☐	☐	☐
Proposal 3 Re-approval of performance goals under incentive plan pursuant to tax deduction rules.	☐	☐	☐
Proposal 4 Advisory vote approving executive compensation philosophy and practice.	☐	☐	☐

The Board of Directors Recommends a Vote AGAINST Proposals 5 through 11.

	FOR	AGAINST	ABSTAIN
Proposal 5 Elimination of compensation over $500,000 per year.	☐	☐	☐
Proposal 6 Policy to separate Chairman and Chief Executive Officer roles.	☐	☐	☐
Proposal 7 Percentage of stockholder ownership required to call special meeting of stockholders.	☐	☐	☐
Proposal 8 Report on assessment of host country laws.	☐	☐	☐
Proposal 9 Director election by majority stockholder vote.	☐	☐	☐
Proposal 10 Report on increasing inherent security of chemical facilities.	☐	☐	☐
Proposal 11 Policy on accelerated vesting in event of change in control.	☐	☐	☐

Mark Here for Address Change or Comments **SEE REVERSE** ☐

Signature ____________________ Signature ____________________ Date ____________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Bring this admission ticket with you to the meeting on May 7. *Do not mail.*

Occidental Petroleum Corporation
2010 Annual Meeting of Stockholders

This admission ticket admits you and **one** guest to the meeting. You will **not** be admitted to the meeting without an admission ticket or other proof of stock ownership as of March 15, 2010, the record date. **Cell phones and other electronic devices are not permitted in the meeting.**

Starlight Ballroom
Fairmont Miramar Hotel
101 Wilshire Boulevard
Santa Monica, California

Meeting Hours
Registration begins 9:30 A.M.
Meeting starts at 10:30 A.M.

ADMISSION TICKET

Please see below for parking instructions.

Fairmont Miramar Hotel
Wilshire Boulevard
Arizona Avenue
Santa Monica Boulevard
4th Street
Ocean Avenue
Colorado Boulevard
Santa Monica Freeway I-10
Main Street
Lincoln Boulevard
Pico Boulevard

DIRECTIONS TO FAIRMONT MIRAMAR HOTEL AND PARKING FOR STOCKHOLDERS

- From I-10 West (Santa Monica Freeway)
- Take 4th Street exit, turn right and proceed to Colorado Blvd.
- Turn LEFT onto Colorado Blvd. and proceed to Ocean Ave.
- Turn RIGHT onto Ocean Ave. and proceed 1/2 block PAST Wilshire Blvd.
- Enter Hotel Valet Parking driveway on Ocean Ave.

PARKING IS NORTH OF WILSHIRE ON OCEAN AVE.

- Please note that the address of the hotel is on Wilshire Blvd. but parking will not be permitted at the Wilshire Blvd. entrance.

The parking fee at the Fairmont Miramar Hotel will be paid by Occidental Petroleum Corporation.

Important notice regarding the availability of proxy materials for the Stockholder Meeting to be held on May 7, 2010. The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com.

▼ FOLD AND DETACH HERE ▼

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OCCIDENTAL PETROLEUM CORPORATION

DR. RAY R. IRANI, AZIZ D. SYRIANI and ROSEMARY TOMICH, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on May 7, 2010, and at any adjournment, as if the undersigned were present and voting at the meeting.

The shares represented by this proxy will be voted as directed on the reverse side of this card. **Where no direction is given, such shares will be voted FOR Proposals 1, 2, 3 and 4 and AGAINST Proposals 5 through 11.** In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

Your proxy will be kept confidential in accordance with the Confidential Voting Policy described on page 1 of the Proxy Statement and posted at www.oxy.com.

Address Change/Comments
(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3527
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

WO#
69396

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through, and votes by mail must be received by, 11:59 P.M. Eastern Time, May 3, 2010.

OCCIDENTAL PETROLEUM CORPORATION

INTERNET
http://www.proxyvoting.com/oxy
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose **MLink**℠ for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect**® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the availability of proxy materials for the Stockholder Meeting to be held on May 7, 2010.
The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com.

WO#
69396-bl

▼ FOLD AND DETACH HERE ▼

The shares represented by this voting instruction card will be voted as directed below. Where no instruction is given, such shares will be voted FOR Proposals 1, 2, 3 and 4 and AGAINST Proposals 5 through 11. In accordance with the Employee Retirement Income Security Act of 1974, your vote must be kept confidential by the Savings Plan Trustee.

Please mark your votes as indicated in this example ☒

Proposal 1 Election of Directors.

	FOR	AGAINST	ABSTAIN
01 Spencer Abraham	☐	☐	☐
02 John S. Chalsty	☐	☐	☐
03 Stephen I. Chazen	☐	☐	☐
04 Edward P. Djerejian	☐	☐	☐
05 John E. Feick	☐	☐	☐
06 Carlos M. Gutierrez	☐	☐	☐
07 Ray R. Irani	☐	☐	☐
08 Irvin W. Maloney	☐	☐	☐
09 Avedick B. Poladian	☐	☐	☐
10 Rodolfo Segovia	☐	☐	☐
11 Aziz D. Syriani	☐	☐	☐
12 Rosemary Tomich	☐	☐	☐
13 Walter L. Weisman	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 2 Ratification of selection of KPMG as independent auditors.	☐	☐	☐
Proposal 3 Re-approval of performance goals under incentive plan pursuant to tax deduction rules.	☐	☐	☐
Proposal 4 Advisory vote approving executive compensation philosophy and practice.	☐	☐	☐

The Board of Directors Recommends a Vote AGAINST Proposals 5 through 11.

	FOR	AGAINST	ABSTAIN
Proposal 5 Elimination of compensation over $500,000 per year.	☐	☐	☐
Proposal 6 Policy to separate Chairman and Chief Executive Officer roles.	☐	☐	☐
Proposal 7 Percentage of stockholder ownership required to call special meeting of stockholders.	☐	☐	☐
Proposal 8 Report on assessment of host country laws.	☐	☐	☐
Proposal 9 Director election by majority stockholder vote.	☐	☐	☐
Proposal 10 Report on increasing inherent security of chemical facilities.	☐	☐	☐
Proposal 11 Policy on accelerated vesting in event of change in control.	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE ☐

Signature ______________________ Signature ______________________ Date ____________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Bring this admission ticket with you to the meeting on May 7. *Do not mail.*

Occidental Petroleum Corporation 2010 Annual Meeting of Stockholders

This admission ticket admits you and **one** guest to the meeting. You will **not** be admitted to the meeting without an admission ticket or other proof of stock ownership as of March 15, 2010, the record date. **Cell phones and other electronic devices are not permitted in the meeting.**

Starlight Ballroom
Fairmont Miramar Hotel
101 Wilshire Boulevard
Santa Monica, California

Meeting Hours
Registration begins 9:30 A.M.
Meeting starts at 10:30 A.M.

ADMISSION TICKET

Please see below for parking instructions.

Wilshire Boulevard
Arizona Avenue
Santa Monica Boulevard
Colorado Boulevard
Ocean Avenue
4th Street
Main Street
Santa Monica Freeway I-10
Lincoln Boulevard
Pico Boulevard

DIRECTIONS TO FAIRMONT MIRAMAR HOTEL AND PARKING FOR STOCKHOLDERS

- From I-10 West (Santa Monica Freeway)
- Take 4th Street exit, turn right and proceed to Colorado Blvd.
- Turn LEFT onto Colorado Blvd. and proceed to Ocean Ave.
- Turn RIGHT onto Ocean Ave. and proceed 1/2 block PAST Wilshire Blvd.
- Enter Hotel Valet Parking driveway on Ocean Ave.

PARKING IS NORTH OF WILSHIRE ON OCEAN AVE.

- Please note that the address of the hotel is on Wilshire Blvd. but parking will not be permitted at the Wilshire Blvd. entrance.

The parking fee at the Fairmont Miramar Hotel will be paid by Occidental Petroleum Corporation.

Important notice regarding the availability of proxy materials for the Stockholder Meeting to be held on May 7, 2010. The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com.
In accordance with the Employee Retirement Income Security Act of 1974, your vote must be kept confidential by the Savings Plan Trustee.

▼ FOLD AND DETACH HERE ▼

VOTING INSTRUCTION CARD

OCCIDENTAL PETROLEUM CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

TO THE BANK OF NEW YORK MELLON, TRUSTEE OF THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN:

I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on May 7, 2010, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. I understand that the Trustee will vote the shares which are held for my account pursuant to the Occidental Petroleum Corporation Savings Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Miss Rosemary Tomich, Messrs. Spencer Abraham, John S. Chalsty, Stephen I. Chazen, Edward P. Djerejian, John E. Feick, Carlos M. Gutierrez, Irvin W. Maloney, Avedick B. Poladian, Rodolfo Segovia, Aziz D. Syriani and Walter L. Weisman. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

I understand that in the event I do not return this card, any shares held for my account in the Occidental Petroleum Corporation Savings Plan will be voted by you, as Trustee, in accordance with the direction of the Plan's Administrative Committee.

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3527
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

WO#
69396-bl

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through 11:59 P.M. Eastern Time the day prior to Annual Meeting day.

OXY

OCCIDENTAL PETROLEUM CORPORATION

INTERNET
http://www.proxyvoting.com/oxy
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose **MLink**℠ for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect**® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the availability of proxy materials for the Stockholder Meeting to be held on May 7, 2010.
The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com.

WO#
69396-rd

▼ FOLD AND DETACH HERE ▼

The shares represented by this voting instruction card will be voted as directed below. Where no instruction is given, such shares will be voted FOR Proposals 1, 2, 3 and 4 and AGAINST Proposals 5 through 11. Your vote will be kept confidential by the Savings Program Trustee.

Please mark your votes as indicated in this example ☒

Proposal 1 Election of Directors.

		FOR	AGAINST	ABSTAIN
01	Spencer Abraham	☐	☐	☐
02	John S. Chalsty	☐	☐	☐
03	Stephen I. Chazen	☐	☐	☐
04	Edward P. Djerejian	☐	☐	☐
05	John E. Feick	☐	☐	☐
06	Carlos M. Gutierrez	☐	☐	☐
07	Ray R. Irani	☐	☐	☐
08	Irvin W. Maloney	☐	☐	☐
09	Avedick B. Poladian	☐	☐	☐
10	Rodolfo Segovia	☐	☐	☐
11	Aziz D. Syriani	☐	☐	☐
12	Rosemary Tomich	☐	☐	☐
13	Walter L. Weisman	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 2 Ratification of selection of KPMG as independent auditors.	☐	☐	☐
Proposal 3 Re-approval of performance goals under incentive plan pursuant to tax deduction rules.	☐	☐	☐
Proposal 4 Advisory vote approving executive compensation philosophy and practice.	☐	☐	☐

The Board of Directors Recommends a Vote AGAINST Proposals 5 through 11.

	FOR	AGAINST	ABSTAIN
Proposal 5 Elimination of compensation over $500,000 per year.	☐	☐	☐
Proposal 6 Policy to separate Chairman and Chief Executive Officer roles.	☐	☐	☐
Proposal 7 Percentage of stockholder ownership required to call special meeting of stockholders.	☐	☐	☐
Proposal 8 Report on assessment of host country laws.	☐	☐	☐
Proposal 9 Director election by majority stockholder vote.	☐	☐	☐
Proposal 10 Report on increasing inherent security of chemical facilities.	☐	☐	☐
Proposal 11 Policy on accelerated vesting in event of change in control.	☐	☐	☐

Mark Here for Address Change or Comments **SEE REVERSE** ☐

Signature____________________ Signature____________________ Date__________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Bring this admission ticket with you to the meeting on May 7. *Do not mail.*

Occidental Petroleum Corporation
2010 Annual Meeting of Stockholders

This admission ticket admits you and **one** guest to the meeting. You will **not** be admitted to the meeting without an admission ticket or other proof of stock ownership as of March 15, 2010, the record date. **Cell phones and other electronic devices are not permitted in the meeting.**

Starlight Ballroom
Fairmont Miramar Hotel
101 Wilshire Boulevard
Santa Monica, California

Meeting Hours
Registration begins 9:30 A.M.
Meeting starts at 10:30 A.M.

ADMISSION TICKET

Please see below for parking instructions.

Fairmont Miramar Hotel
Wilshire Boulevard
Arizona Avenue
Santa Monica Boulevard
Ocean Avenue
4th Street
Lincoln Boulevard
Santa Monica Freeway I-10
Colorado Boulevard
Main Street
Pico Boulevard

DIRECTIONS TO FAIRMONT MIRAMAR HOTEL AND PARKING FOR STOCKHOLDERS

- From I-10 West (Santa Monica Freeway)
- Take 4th Street exit, turn right and proceed to Colorado Blvd.
- Turn LEFT onto Colorado Blvd. and proceed to Ocean Ave.
- Turn RIGHT onto Ocean Ave. and proceed 1/2 block PAST Wilshire Blvd.
- Enter Hotel Valet Parking driveway on Ocean Ave.

PARKING IS NORTH OF WILSHIRE ON OCEAN AVE.

- Please note that the address of the hotel is on Wilshire Blvd. but parking will not be permitted at the Wilshire Blvd. entrance.

The parking fee at the Fairmont Miramar Hotel will be paid by Occidental Petroleum Corporation.

Important notice regarding the availability of proxy materials for the Stockholder Meeting to be held on May 7, 2010. The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com.

▼ FOLD AND DETACH HERE ▼

VOTING INSTRUCTION CARD

OCCIDENTAL PETROLEUM CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE RETIREMENT SAVINGS PROGRAM FOR EMPLOYEES OF OXY VINYLS CANADA CO.

I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on May 7, 2010, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Retirement Savings Program for Employees of Oxy Vinyls Canada Co. in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Miss Rosemary Tomich, Messrs. Spencer Abraham, John S. Chalsty, Stephen I. Chazen, Edward P. Djerejian, John E. Feick, Carlos M. Gutierrez, Irvin W. Maloney, Avedick B. Poladian, Rodolfo Segovia, Aziz D. Syriani and Walter L. Weisman. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

I understand that in the event I do not return this card, any shares held for my account in the Retirement Savings Program for Employees of Oxy Vinyls Canada Co. will be voted by you in accordance with the direction of the Program's Retirement Committee.

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3527
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

WOr
69396-rd